MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2021 and 2020 and

for the years ended December 31, 2021, 2020 and 2019

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors and Policyholders

Massachusetts Mutual Life Insurance Company:

Opinions

We have audited the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2021 and 2020, and the related statutory statements of operations and changes in surplus, and cash flows for the three-year period ended December 31, 2021, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the statutory financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the three-year period ended December 31, 2021 in accordance with the statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for the three-year period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 of the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the

KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

February 25, 2022

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	As of
	December 31,
	2021	2020
	(In Millions)
Assets:
Bonds	$124,287	$114,684
Preferred stocks	555	470
Common stocks – subsidiaries and affiliates	24,640	19,895
Common stocks – unaffiliated	1,277	1,192
Mortgage loans	26,345	26,078
Policy loans	16,120	15,597
Real estate	395	362
Partnerships and limited liability companies	12,545	9,534
Derivatives	16,379	21,076
Cash, cash equivalents and short-term investments	5,943	5,738
Other invested assets	1,286	1,503
Total invested assets	229,772	216,129
Investment income due and accrued	3,584	3,859
Federal income taxes	55	-
Net deferred income taxes	710	509
Other than invested assets	4,686	3,996
Total assets excluding separate accounts	238,807	224,493
Separate account assets	76,160	75,966
Total assets	$314,967	$300,459

Liabilities and Surplus:
Policyholders’ reserves	$138,269	$125,167
Liabilities for deposit-type contracts	17,041	14,580
Contract claims and other benefits	797	726
Policyholders’ dividends	1,828	1,708
General expenses due or accrued	1,385	1,253
Federal income taxes	-	670
Asset valuation reserve	6,414	5,205
Repurchase agreements	2,802	4,006
Commercial paper	250	250
Collateral	6,158	5,551
Derivatives	10,877	17,349
Funds held under coinsurance	19,255	17,929
Other liabilities	6,900	5,772
Total liabilities excluding separate accounts	211,976	200,166
Separate account liabilities	76,012	75,966
Total liabilities	287,988	276,132
Surplus	26,979	24,327
Total liabilities and surplus	$314,967	$300,459

See accompanying notes to statutory financial statements

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Revenue:
Premium income	$19,891	$10,323	$22,781
Net investment income	8,845	8,752	7,693
Fees and other income	1,253	3,726	1,381
Total revenue	29,989	22,801	31,855
Benefits, expenses and other deductions:
Policyholders’ benefits	11,513	24,784	24,573
Change in policyholders’ reserves	11,649	(10,003)	1,138
General insurance expenses	2,269	2,394	2,391
Commissions	1,224	1,091	1,067
State taxes, licenses and fees	326	275	271
Other deductions	810	1,626	298
Total benefits, expenses and other deductions	27,791	20,167	29,738
Net gain from operations before dividends and federal income taxes	2,198	2,634	2,117
Dividends to policyholders	1,808	1,697	1,671
Net gain from operations before federal income taxes	390	937	446
Federal income tax expense (benefit)	72	135	(15)
Net gain from operations	318	802	461
Net realized capital losses	(534)	(586)	(37)
Net (loss) gain	$(216)	$216	$424

See accompanying notes to statutory financial statements

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Surplus, beginning of year	$24,327	$18,893	$15,610
Net increase/(decrease) due to:
Net (loss) income	(216)	216	424
Change in net unrealized capital gains, net of tax	3,366	1,422	3,433
Change in net unrealized foreign exchange capital (losses) gains, net of tax	(673)	1,010	282
Change in other net deferred income taxes	544	(23)	(55)
Change in nonadmitted assets	20	50	747
Change in asset valuation reserve	(1,209)	(535)	(1,363)
Change in reserve valuation basis	-	(48)	-
Change in surplus notes	841	1,537	(33)
Change in minimum pension liability	21	111	(68)
Prior period adjustments	31	33	(70)
Deferred gain on reinsurance transactions	-	1,665	-
Other	(73)	(4)	(14)
Net increase (decrease)	2,652	5,434	3,283
Surplus, end of year	$26,979	$24,327	$18,893

See accompanying notes to statutory financial statements

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Cash from operations:
Premium and other income collected	$20,237	$20,788	$24,250
Net investment income	9,238	7,281	8,303
Benefit payments	(11,349)	(24,243)	(24,526)
Net transfers from separate accounts	1,129	4,020	5,814
Commissions and other expenses	(4,557)	(3,911)	(3,816)
Dividends paid to policyholders	(1,688)	(1,674)	(1,700)
Federal and foreign income taxes (paid) recovered	(849)	142	552
Net cash from operations	12,161	2,403	8,877

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	37,911	23,128	22,233
Preferred and common stocks – unaffiliated	584	547	839
Common stocks – affiliated	45	8	5
Mortgage loans	4,889	4,098	2,418
Real estate	75	1	192
Partnerships and limited liability companies	1,629	1,051	1,207
Derivatives	(490)	1,855	996
Other	198	542	(995)
Total investment proceeds	44,841	31,230	26,895
Cost of investments acquired:
Bonds	(47,343)	(38,209)	(25,867)
Preferred and common stocks – unaffiliated	(515)	(321)	(1,443)
Common stocks – affiliated	(3,966)	(2,003)	(204)
Mortgage loans	(5,170)	(4,293)	(6,211)
Real estate	(174)	(120)	(120)
Partnerships and limited liability companies	(4,033)	(1,847)	(1,368)
Derivatives	(66)	(428)	(302)
Other	86	78	(81)
Total investments acquired	(61,181)	(47,143)	(35,596)
Net increase in policy loans	(522)	(872)	(852)
Net cash used in investing activities	(16,862)	(16,785)	(9,553)

Cash from financing and miscellaneous sources:
Net deposits (withdrawals) on deposit-type contracts	2,359	(1,031)	868
Cash provided (applied to) by surplus note issuance	607	697	(39)
Change in repurchase agreements	(1,204)	172	(935)
Change in collateral	574	2,270	550
Other cash provided (used)	2,570	14,219	(293)
Net cash from financing and miscellaneous sources	4,906	16,327	151
Net change in cash, cash equivalents and short-term investments	205	1,945	(525)
Cash, cash equivalents and short-term investments:
Beginning of year	5,738	3,793	4,318
End of year	$5,943	$5,738	$3,793

See accompanying notes to statutory financial statements

6

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

Massachusetts Mutual Life Insurance Company (MassMutual or the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance (DI), individual and group annuities and guaranteed interest contracts (GIC) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), MassMutual Strategic Distributors (MMSD), Digital Direct to Consumer and Business to Business (DTC&B2B), Institutional Solutions (IS) and Worksite distribution channels.

MMFA is a sales force that includes financial professionals that operate in the U.S. MMFA sells individual life, individual annuities, long-term care (LTC) and DI. The Company’s MMSD channel sells life insurance, disability, annuity, and hybrid life and LTC solutions through a network of third-party distribution partners. The Company’s DTC&B2B distribution channel sells individual life and supplemental health insurance primarily through direct response television advertising, digital media, search engine optimization and search engine marketing. The Company’s IS distribution channel sells group annuities, group life and GIC primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s Worksite channel works with advisors and employers across the country to provide American workers with voluntary and executive benefits such as group whole life, critical illness, accident insurance and executive variable life and disability, through the workplace.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. GAAP. The more significant differences between statutory accounting practices and U.S. GAAP are as follows:

Invested assets

•	Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity
•	Changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes in revenue unless deemed an effective hedge
•	Interest rate and credit default swaps associated with replicated synthetic investment transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value
•	Embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value
•	Income recognition on partnerships and limited liability companies, which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation
•	Certain majority-owned subsidiaries and variable interest entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities

Policyholders’ liabilities

•	Statutory policy reserves are generally based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest
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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

•	Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts recoverable or due from reinsurers
•	Payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

•	Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period

Net realized capital gains (losses)

•	After-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Surplus

•	Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation
•	Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances
•	An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and limited liability companies and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve
•	Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses)
•	The overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset
•	Surplus notes are reported in surplus, whereas U.S. GAAP reports these notes as liabilities
•	Statutory Statements of Changes in Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR, prior period adjustments and change in minimum pension liability, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income
•	The change in the fair value for unaffiliated common stock is recorded in surplus, whereas the change in the fair value for ownership interests in an entity not accounted for under the equity method or consolidated are recorded in revenue for U.S. GAAP

Other

•	Assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment experience to contract holders, are maintained in separate accounts and are
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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates and assumptions include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

For the years ended December 31, 2021 and 2020, corrections of prior years’ errors were recorded in surplus, net of tax:

	Years Ended December 31, 2021 and 2020
	Increase (Decrease) to:
	Prior		Current		Asset
	Years’		Year		or Liability
	Net Income		Surplus		Balances
	(In Millions)
	2021	2020	2021	2020	2021	2020
Common stocks -subsidiaries and affiliates(1)	$-	$-	$(2)	$(35)	$(2)	$(35)
Net deferred income taxes(1)	-	-	50	8	50	8
Policyholders’ reserves	(12)	33	(12)	33	12	(33)
Other Liabilities	17	-	17	-	(17)	-
Liabilities for deposit-type contracts	26	-	26	-	(26)	-
Total	$31	$33	$79	$6	$17	$(60)

(1)	The change in common stocks subsidiaries and affiliates and net deferred income taxes were recorded through surplus as a change in unrealized capital losses, net of tax.

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

e.	Common stocks – subsidiaries and affiliates

On May 28, 2021, the Company, through a wholly owned subsidiary, Glidepath Holdings Inc. (Glidepath), acquired Great American Life Insurance Company and other subsidiaries and affiliated entities (GALIC) for $3,570 million in cash. GALIC primarily offers traditional fixed and fixed indexed annuity products.

In December 2020, MassMutual contributed its ownership in MassMutual Asset Finance (MMAF), LLC and MML Management LLC, wholly owned subsidiaries with a combined carrying value of $1,602 million, to MM Investment Holding (MMIH), a wholly owned subsidiary, in an affiliated transaction and therefore no gain or loss was recognized on the transaction. There was no impact to surplus.

Common stocks of unconsolidated subsidiaries, primarily MassMutual Holding LLC (MMHLLC), Glidepath and MM Investment Holding (MMIH), are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC at its underlying U.S. generally accepted accounting principles (U.S. GAAP) equity value less adjustments for the limited statutory basis of accounting related to foreign insurance subsidiaries and controlled affiliates entities as well as an adjustment of $612 million as of December 31, 2021 for a portion of its noncontrolling interests (NCI). Glidepath is valued on it is underlying GAAP equity with adjustment to recognize its investment in GALIC based on GALIC’s underlying statutory surplus, adjusted for any unamortized goodwill that would have been recognized under the statutory purchase method. Operating results, less dividends declared, for MMHLLC, Glidepath and MMIH are reflected as net unrealized capital gains in the Statutory Statements of Changes in Surplus. Dividends declared from MMHLLC, Glidepath and MMIH are recorded in net investment income when declared and are limited to MMHLLC, Glidepath and MMIH’s U.S. GAAP retained earnings. The cost basis of common stocks – subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

Refer to Note 5c. "Common stocks - subsidiaries and affiliates" for further information on the valuation of MMHLLC.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Common stocks – unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in net realized capital (losses) gains.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks, net of encumbrances. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

j.	Partnerships and limited liability companies

Partnerships and limited liability companies, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

k.	Derivatives

Interest rate swaps and credit default swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps and credit default swaps associated with replicated synthetic investments are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded in net realized capital (losses) gains. Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds, money market mutual funds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

n.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or deferred tax assets or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital (losses) gains if resulting from invested asset transactions. Changes in the balances of net deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, may result in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

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o.	Other than invested assets

Other than invested assets primarily includes the Company’s investment in corporate-owned life insurance, deferred and uncollected life insurance premium, receivable from subsidiaries and affiliates, reinsurance recoverable, fixed assets and other receivables.

p.	Separate accounts

Separate accounts and sub-accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money, supplemental accounts and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred, they are transferred at fair market value. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the underlying assets are sold. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the policyholder/contract holder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees a minimum return, a minimum account value, or both to the policyholder/contract holder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract-by-contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

q.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, intangibles, certain electronic data processing equipment, advances and prepayments, certain investments in partnerships and LLCs for which qualifying audits are not performed, the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, furniture and equipment, certain other receivables and uncollected premium greater than 90 days past due. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a change in nonadmitted assets on the Statutory Statements of Changes in Surplus.

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r.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business.

Premium income, policyholders’ benefits (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue. Commissions and expense allowances on Retirement Plan Group reinsurance assumed and Modco reserve adjustments on reinsurance assumed are recorded as an expense.

s.	Policyholders’ reserves

Policyholders’ reserves are developed by actuarial methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force and are determined based on either statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods, or principles-based reserving under Valuation Manual (VM)-20 which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses.

On January 1, 2020, the Company transitioned from Actuarial Guideline 43 to VM-21 for valuing guaranteed living benefits on certain annuity products for statutory reserves.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

Certain individual variable annuity and fixed annuity products have a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed lifetime withdrawal benefits (GLWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves in the Statements of Financial Position and the related changes in these liabilities are included in change in policyholders’ reserves in the Statutory Statements of Operations.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Unpaid claims and claim expense reserves are related to disability and LTC claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. LTC unpaid claim liabilities are projected using policy specific daily benefit amounts and aggregate utilization factors. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by year incurred.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

t.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

u.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 58% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2021 and 61% as of December 31, 2020.

v.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

w.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and limited liability companies as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Surplus.

x.	Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

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The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

y.	Commercial paper

The Company issues commercial paper (CP) in the form of unsecured notes. Interest on CP is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of CP, the carrying value approximates fair value.

z.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

aa.	Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs typically cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS typically vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period.

At the time of death or disability, awards contain vesting conditions, whereby employees’ unvested awards immediately vest on an accelerated basis with a one-year exercise period for PSARs, full accelerated vesting and settlement for PRS awards granted 2016 and after. For PRS awards granted prior to 2016, awards vest on a pro-rata basis with immediate settlement.

At the time of retirement, for awards granted beginning in 2016, both PRS and PSAR vest according to the original grant terms. For awards granted prior to 2016, unvested awards immediately vest on an accelerated basis with a two-year exercise period for PSARs, and a pro-rata basis with immediate settlement for PRS.

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The phantom share price is determined as the greater of the share price calculated using management basis core operating income or the share price calculated using management basis equity. This phantom share price is calculated and communicated to all participants quarterly and is used in calculating the liability of the Company based on intrinsic value.

bb.	Other liabilities

Other liabilities primarily consist of the derivative interest expense liability, remittances and items not allocated, other miscellaneous liabilities, liabilities for employee benefits and accrued separate account transfers.

cc.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and LTC premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

dd.	Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)

Net realized capital (losses) gains, net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Net realized capital (losses) gains, including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

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The Company analyzes investments whose fair value is below the cost for impairment. Generally, if the investment experiences significant credit or interest rate related deterioration, the cost of the investment is not recoverable, or the Company intends to sell the investment before anticipated recovery, an OTTI is recognized as realized investment loss.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and limited liability companies

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and LLCs, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in net unrealized capital gains (losses), net of tax, within the Statutory Statements of Changes in Surplus.

3.	New accounting standards

Adoption of new accounting standards

In July 2020, the NAIC adopted modifications to Statements of Statutory Accounting Principles (SSAP) No. 26R, Bonds, effective January 1, 2021. The modifications apply similar reporting for gains or losses due to a tender offer as previously adopted for calls. The difference between consideration and par is recognized as net investment income, while any difference between book value and par is recognized as realized gain or loss. The modifications did not have a material effect on the Company’s financial statements.

In July 2020, the NAIC adopted modifications to SSAP No. 32, Preferred Stock, effective January 1, 2021. The modifications define carrying value of redeemable preferred stock as amortized cost for NAIC 1-3 designations, the lower of amortized cost or fair value for NAIC 4-6 designations, and new fair value measurement for perpetual and mandatorily convertible preferred stock. They clarify when failure to meet certain dividends or redemption payments could trigger an impairment assessment that preferred shares issued by joint ventures are included in the scope of this guidance, and clarifies scope related to sinking fund schedules, mandatory conversions, and various other features. They also clarify fair value would be capped by any currently effective call price. The revisions impacted the Company’s current unaffiliated and affiliated perpetual preferred stock investments. The modifications did not have a material effect on the Company’s financial statements.

In March 2021, the NAIC adopted modifications to SSAP No. 26R, Bonds, effective January 1, 2021. The modifications expand the called bond disclosures to also include bonds terminated early through a tender offer. The modifications did not have a material effect on the Company’s financial statements.

In March 2021, the NAIC adopted modifications to SSAP No. 26R, Bonds, effective January 1, 2021. The modifications clarify that perpetual bonds are within scope. Perpetual bonds shall be reported at fair value regardless of NAIC designation, not to exceed any current effective call price. For perpetual bonds with an effective call option, any applicable premium shall be amortized to the next effective call date. For perpetual bonds purchased at a discount, any applicable discount shall be accreted utilizing the yield-to-worst concept. The modifications did not have a material effect on the Company’s financial statements.

In May 2021, the NAIC adopted modifications to SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, effective May 20, 2021. The modifications clarify that cryptocurrencies do not meet the definition of cash, cash equivalents and short-term investments and therefore should be non-admitted assets if held directly by an insurer. The modifications did not have a material effect on the Company’s financial statements.

Future adoption of new accounting standards

In November 2021, the NAIC adopted modifications to SSAP No. 43R, Loan-Backed and Structured Securities, effective December 31, 2022. The modifications require investments in residual tranches to be reported on Schedule BA as Other Invested Assets. Residual tranches will be carried at the lower of amortized cost or fair value, with changes in value recorded as unrealized gains or losses. The modifications are not expected to have a material effect on the Company’s financial statements.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2021
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U.S. government and agencies	$4,125	$4,769	$-	$4,769	$-
All other governments	1,844	1,969	-	1,908	61
States, territories and possessions	297	350	-	350	-
Political subdivisions	442	504	-	504	-
Special revenue	4,741	5,582	-	5,573	9
Industrial and miscellaneous	106,290	112,386	36	55,849	56,501
Parent, subsidiaries and affiliates	6,548	6,586	-	43	6,543
Preferred stocks	555	669	42	-	627
Common stocks - subsidiaries and affiliates	390	390	137	-	253
Common stocks - unaffiliated	1,277	1,277	524	-	753
Mortgage loans - commercial	21,536	22,259	-	-	22,259
Mortgage loans - residential	4,809	4,849	-	-	4,849
Derivatives:
Interest rate swaps	15,004	16,234	-	16,234	-
Options	321	321	15	306	-
Currency swaps	948	948	-	948	-
Forward contracts	68	68	-	68	-
Credit default swaps	-	1	-	1	-
Financial futures	38	38	38	-	-
Cash, cash equivalents and short-term investments	5,943	5,943	1,453	4,490	-
Separate account assets	76,160	76,160	52,405	21,861	1,894
Financial liabilities:
GICs	13,832	13,828	-	-	13,828
Group annuity contracts and other deposits	1,755	1,812	-	-	1,812
Individual annuity contracts	12,109	14,581	-	-	14,581
Supplementary contracts	1,167	1,168	-	-	1,168
Repurchase agreements	2,802	2,802	-	2,802	-
Commercial paper	250	250	-	250	-
Derivatives:
Interest rate swaps	10,598	11,431	-	11,431	-
Options	4	4	4	-	-
Currency swaps	200	200	-	200	-
Forward contracts	69	69	-	69	-
Credit default swaps	1	2	-	2	-
Financial futures	5	5	5	-	-

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $24,250 million.

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	December 31, 2020
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U.S. government and agencies	$4,438	$5,351	$-	$5,351	$-
All other governments	1,848	2,121	-	2,034	87
States, territories and possessions	424	498	-	498	-
Political subdivisions	431	507	-	507	-
Special revenue	6,241	7,257	-	7,247	10
Industrial and miscellaneous	94,990	103,560	110	57,947	45,503
Parent, subsidiaries and affiliates	6,312	6,409	-	-	6,409
Preferred stocks	470	516	1	-	515
Common stocks - subsidiaries and affiliates	361	361	172	-	189
Common stocks - unaffiliated	1,192	1,192	780	-	412
Mortgage loans - commercial	22,216	23,150	-	-	23,150
Mortgage loans - residential	3,862	3,885	-	-	3,885
Derivatives:
Interest rate swaps	20,081	22,591	-	22,591	-
Options	411	411	64	347	-
Currency swaps	517	517	-	517	-
Forward contracts	62	62	-	62	-
Credit default swaps	-	2	-	2	-
Financial futures	5	5	5	-	-
Cash, cash equivalents and short-term investments	5,738	5,738	272	5,466	-
Separate account assets	75,966	75,966	51,281	22,851	1,834
Financial liabilities:
GICs	11,464	11,807	-	-	11,807
Group annuity contracts and other deposits	1,736	1,892	-	-	1,892
Individual annuity contracts	9,764	12,473	-	-	12,473
Supplementary contracts	1,129	1,130	-	-	1,130
Repurchase agreements	4,006	4,006	-	4,006	-
Commercial paper	250	250	-	250	-
Derivatives:
Interest rate swaps	16,134	16,843	-	16,843	-
Options	8	8	8	-	-
Currency swaps	864	864	-	864	-
Forward contracts	279	279	-	279	-
Credit default swaps	1	1	-	1	-
Financial futures	63	63	63	-	-

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $19,534 million.

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

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Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as LIBOR, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, GICs and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset/liability management analysis.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2021
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Special revenue	$-	$2	$-	$2
Industrial and miscellaneous	45	248	187	480
Preferred stocks	43	-	18	61
Common stocks - subsidiaries and affiliates	137	-	253	390
Common stocks - unaffiliated	524	-	753	1,277
Derivatives:
Interest rate swaps	-	15,004	-	15,004
Options	15	306	-	321
Currency swaps	-	948	-	948
Forward contracts	-	68	-	68
Credit default swaps	-	1	-	1
Financial futures	38	-	-	38
Separate account assets	52,405	21,861	1,894	76,160
Total financial assets carried at fair value	$53,207	$38,438	$3,105	$94,750

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$10,598	$-	$10,598
Options	4	-	-	4
Currency swaps	-	200	-	200
Forward contracts	-	69	-	69
Credit default swaps	-	1	-	1
Financial futures	5	-	-	5
Total financial liabilities carried at fair value	$9	$10,868	$-	$10,877

For the year ended December 31, 2021 and the year ended December 31, 2020, the Company did not have any financial instruments that were carried at net asset value as a practical expedient.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2020
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Special revenue	$-	$2	$-	$2
Industrial and miscellaneous	110	221	112	443
Preferred stocks	-	-	18	18
Common stocks - subsidiaries and affiliates	172	-	189	361
Common stocks - unaffiliated	780	-	412	1,192
Derivatives:
Interest rate swaps	-	20,081	-	20,081
Options	64	347	-	411
Currency swaps	-	517	-	517
Forward contracts	-	62	-	62
Credit default swaps	-	2	-	2
Financial futures	5	-	-	5
Separate account assets	51,281	22,851	1,834	75,966
Total financial assets carried at fair value	$52,412	$44,083	$2,565	$99,060

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$16,134	$-	$16,134
Options	8	-	-	8
Currency swaps	-	864	-	864
Forward contracts	-	279	-	279
Credit default swaps	-	1	-	1
Financial futures	63	-	-	63
Total financial liabilities carried at fair value	$71	$17,278	$-	$17,349

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes and the level of market activity may result in a reclassification of certain financial assets or liabilities between fair value hierarchy classifications. Such reclassifications are reported as transfers between levels in the beginning fair value for the reporting period in which the changes occur.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Separate account assets – These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit−related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities – These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets carried at fair value:

		Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements
	Balance as of 1/1/21										Balance as of 12/31/21
								Transfers
								In	Out	Other
	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$112	$(21)	$4	$-	$99	$-	$(1)	$-	$(1)	$(5)	$187
Preferred stocks	18	-	(1)	-	-	-	-	-	-	1	18
Common stocks - subsidiaries and affiliates	189	1	(376)	23	422	-	(6)	-	-	-	253
Common stocks - unaffiliated	412	8	115	244	3	(26)	(3)	-	-	-	753
Separate account assets	1,834	15	-	363	-	(294)	-	2	(26)	-	1,894
Total financial assets	$2,565	$3	$(258)	$630	$524	$(320)	$(10)	$2	$(27)	$(4)	$3,105

		Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements
	Balance as of 1/1/20										Balance as of 12/31/20
								Transfers
								In	Out	Other
	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$111	$(2)	$(16)	$4	$11	$-	$(2)	$2	$(28)	$32	$112
Preferred stocks	13	-	(13)	7	2	-	-	-	-	9	18
Common stocks - subsidiaries and affiliates	120	-	18	41	15	-	(4)	-	-	(1)	189
Common stocks - unaffiliated	268	18	19	118	30	(6)	(36)	1	-	-	412
Separate account assets	966	50	1	836	-	(19)	-	-	-	-	1,834
Total financial assets	$1,478	$66	$9	$1,006	$58	$(25)	$(42)	$3	$(28)	$40	$2,565

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis. Industrial and miscellaneous bonds in other contain assets that are now carried at fair value due to ratings changes and assets are no longer carried at fair value where the fair value is now higher than the book value.

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. Common stocks unaffiliated assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs, at the beginning fair value for the reporting period.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2021
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)

U.S. government and agencies	$4,125	$656	$12	$4,769
All other governments	1,844	144	19	1,969
States, territories and possessions	297	53	-	350
Political subdivisions	442	62	-	504
Special revenue	4,741	845	4	5,582
Industrial and miscellaneous	106,290	6,742	642	112,390
Parent, subsidiaries and affiliates	6,548	57	19	6,586
Total	$124,287	$8,559	$696	$132,150

The December 31, 2021 gross unrealized losses exclude $74 million of losses included in the carrying value. These losses include $73 million from NAIC Class 6 bonds and $1 million from residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2020
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)

U.S. government and agencies	$4,438	$914	$1	$5,351
All other governments	1,848	274	1	2,121
States, territories and possessions	424	74	-	498
Political subdivisions	431	76	-	507
Special revenue	6,241	1,020	4	7,257
Industrial and miscellaneous	94,990	9,122	552	103,560
Parent, subsidiaries and affiliates	6,312	97	-	6,409
Total	$114,684	$11,577	$558	$125,703

The December 31, 2020 gross unrealized losses exclude $72 million of losses included in the carrying value. These losses include $70 million from NAIC Class 6 bonds and $2 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2021		2020
NAIC	Equivalent Rating	Carrying	% of	Carrying	% of
Class	Agency Designation	Value	Total	Value	Total
		($ In Millions)

1	Aaa/ Aa/ A	$62,714	50%	$58,267	51%
2	Baa	49,437	40	45,426	40
3	Ba	5,401	4	4,830	4
4	B	3,409	3	3,082	3
5	Caa and lower	2,513	2	2,558	2
6	In or near default	813	1	521	-
	Total	$124,287	100%	$114,684	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

December 31,
	2021				2020
	RMBS		CMBS		RMBS		CMBS
NAIC	Carrying	% of	Carrying	% of	Carrying	% of	Carrying	% of
Class	Value	Total	Value	Total	Value	Total	Value	Total
	($ In Millions)

1	$584	88%	$1,672	76%	$1,520	90%	$1,993	75%
2	12	2	115	5	167	10	173	6
3	25	4	213	10	-	-	275	10
4	13	2	97	4	-	-	95	4
5	29	4	75	3	-	-	54	2
6	2	-	42	2	-	-	87	3
	$665	100%	$2,214	100%	$1,687	100%	$2,677	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2021 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying	Fair
	Value	Value
	(In Millions)

Due in one year or less	$5,874	$5,900
Due after one year through five years	22,160	22,806
Due after five years through ten years	37,050	38,622
Due after ten years	59,203	64,822
Total	$124,287	$132,150

29

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Proceeds from sales	$21,687	$15,457	$13,979
Gross realized capital gains from sales	406	1,416	256
Gross realized capital losses from sales	(135)	(251)	(96)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2021
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)

U.S. government and agencies	$740	$5	5	$74	$7	6
All other governments	240	7	21	166	13	10
States, territories and possessions	-	-	2	6	-	1
Political subdivisions	1	-	2	-	-	-
Special revenue	205	3	22	32	1	23
Industrial and miscellaneous	16,855	315	1,408	6,122	400	647
Parent, subsidiaries and affiliates	580	10	3	316	9	1
Total	$18,621	$340	1,463	$6,716	$430	688

The December 31, 2021 gross unrealized losses include $74 million of losses included in the carrying value. These losses include $73 million from NAIC Class 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2020
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)

U.S. government and agencies	$65	$1	7	$-	$-	2
All other governments	72	1	6	10	-	1
States, territories and possessions	2	-	1	-	-	-
Special revenue	342	3	35	14	1	9
Industrial and miscellaneous	9,956	447	872	4,540	177	412
Parent, subsidiaries and affiliates	134	-	1	85	-	1
Total	$10,571	$452	922	$4,649	$178	425

The December 31, 2020 gross unrealized losses include $72 million of losses included in the carrying value. These losses include $70 million from NAIC Class 6 bonds and $2 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2021 and 2020, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2021, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $8,162 million. Securities in an unrealized loss position for less than 12 months had a fair value of $6,285 million and unrealized losses of $66 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $1,877 million and unrealized losses of $134 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2020, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $6,979 million. Securities in an unrealized loss position for less than 12 months had a fair value of $3,970 million and unrealized losses of $206 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $3,009 million and unrealized losses of $86 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2021 or 2020, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $10 million as of December 31, 2021 and December 31, 2020.

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ’scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

31

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2021, RMBS had a total carrying value of $2,068 million and a fair value of $2,154 million, of which approximately 16%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $975 million and a fair value of $1,025 million. As of December 31, 2020, RMBS had a total carrying value of $2,561 million and a fair value of $2,670 million, of which approximately 11%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $1,006 million and a fair value of $1,062 million.

During the year ended December 31, 2021, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2021, total leveraged loans and leveraged loan CDOs had a carrying value of $19,707 million and a fair value of $19,842 million, of which approximately 78%, based on carrying value, were domestic leveraged loans and CDOs. As of December 31, 2020, total leveraged loans and leveraged loan CDOs had a carrying value of $17,173 million and a fair value of $17,286 million, of which approximately 78%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $ 2,678 million and fair value of $ 2,689 million as of December 31, 2021 and a carrying value of $ 2,670 million and fair value of $ 2,731 million as of December 31, 2020.

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2021	2020
	(In Millions)

Carrying value	$555	$470
Gross unrealized gains	115	47
Fair value	$670	$517

As of December 31, 2021, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $37 million in three issuers, $11 million of which was in an unrealized loss position for more than 12 months. As of December 31, 2020, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $12 million in 3 issuers, $5 million of which was in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" the decline in value of these securities was not considered to be other than temporary as of December 31, 2021 or 2020.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $409 million as of December 31, 2021 and $422 million as of December 31, 2020.

32

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance policies.

Summarized below is certain combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended
	December 31,
	2021	2020	2019
	(In Millions)

Total revenue	$682	$674	$792
Net income	106	114	130
Assets	14,270	14,489	13,463
Liabilities	12,636	12,750	11,728
Shareholder’s equity	1,634	1,739	1,735

MMHLLC, a wholly-owned subsidiary of MassMutual, is the parent of subsidiaries that include Barings LLC (Barings) and deals in markets that include retail and institutional asset management entities and registered broker dealers.

The MMHLLC statutory carrying value was $17.2 billion, which included $58 million of nonadmitted asset adjustments as of December 31, 2021 and $16.2 billion as of December 31, 2020, which included no nonadmitted asset adjustments.

Summarized below is certain U.S. GAAP financial information for MMHLLC:

	As of and for the Years Ended
	December 31,
	2021			2020			2019
	(In Billions)
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total

Total revenue	$4.9	$-	$4.9	$3.2	$-	$3.2	$3.6	$5.2	$8.8
Net income	1.7	-	1.7	0.7	-	0.7	0.9	3.5	4.4
Assets	25.5	-	25.5	24.9	-	24.9	22.9	-	22.9
Liabilities	7.6	-	7.6	8.4	-	8.4	8.3	-	8.3
Member’s equity	17.9	-	17.9	16.5	-	16.5	14.6	-	14.6

MMHLLC paid $1,200 million in dividends to MassMutual for the year ended December 31, 2021, $1,000 million of which were declared in 2020. MMHLLC paid $266 million in dividends for the year ended December 31, 2020, $200 million of which were declared in 2019.

MMHLLC declared an additional $344 million in dividends to MassMutual for the year ended December 31, 2021.

MassMutual contributed capital of $389 million to MMHLLC for the year ended December 31, 2021.

33

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual contributed capital of $1,948 million to MMHLLC for the year ended December 31, 2020, of which $1,884 million was used for the Rothesay additional investment. On December 1, 2020, MassMutual purchased, through an indirect, wholly owned subsidiary, an additional investment in Rothesay Holdco UK Limited (RHUK) for $1,875 million. RHUK wholly owns Rothesay Life. The purchase increased MassMutual’s indirect ownership in Rothesay Life from 24.9% to 48.9%.

In 2021, C.M. Life paid $173 million in dividends to MassMutual and $173 million in 2020.

On May 28, 2021, the Company, through a wholly owned subsidiary, Glidepath, acquired GALIC for $3,570 million in cash. GALIC primarily offers traditional fixed and fixed indexed annuity products.

The Glidepath statutory carrying value was $3.6 billion as of December 31, 2021.

Summarized below is certain U.S. GAAP financial information for Glidepath as of December 31, 2021 and for the period from May 28, 2021 to December 31, 2021 (in billions):

Total revenue	$0.6
Net loss	(0.1)
Assets	50.3
Liabilities	46.9
Member’s equity	3.4

In December 2020, MassMutual contributed its ownership in MMAF and MML Management LLC, wholly owned subsidiaries with a combined carrying value of $1,602 million, to MMIH, a wholly owned subsidiary, in an affiliated transaction and therefore no gain or loss was recognized on the transaction. There was no impact to surplus.

Summarized below is certain U.S. GAAP financial information for MMIH:

	As of and for the Years Ended
	December 31,
	2021	2020	2019
	(In Billions)
Total revenue	$0.3	$0.3	$-
Net income	0.1	0.1	-
Assets	8.8	9.0	-
Liabilities	7.0	7.4	-
Member’s equity	1.8	1.6	-

On May 24, 2019, an indirectly wholly owned subsidiary of MassMutual, MM Asset Management Holding LLC (MMAMH) executed the sale of its retail asset management affiliate, Oppenheimer Acquisition Corp. (OAC), to Invesco Ltd (Invesco), a global asset manager. Under the terms of the sale, MMAMH and OAC employee shareholders received 81.8 million of Invesco common shares and $4.0 billion in perpetual, non-cumulative preference shares with a fixed cash dividend rate of 5.9%. MMAMH is a directly wholly owned subsidiary of MMHLLC. In turn, at the time of the transaction, MMAMH received a 15.7% common equity interest in post transaction Invesco and MMAMH entered into a shareholder agreement pursuant to which MMAMH has customary minority shareholder rights, including the appointment of a director to Invesco’s board of directors. MassMutual’s investment in MMHLLC was

34

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

increased from the impact of this sale through change in unrealized capital gains of $3,361 million, with an approximate net increase to surplus of $2,500 million.

Subsidiaries of MMHLLC are involved in litigation and investigations arising in the ordinary course of their business, which seek compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably could give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of $1,634 million as of December 31, 2021 was subject to dividend restrictions imposed by the State of Connecticut.

For further information on related party transactions with subsidiaries and affiliates, see Note 17. "Related party transactions".

d.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2021	2020
	(In Millions)

Adjusted cost basis	$983	$979
Gross unrealized gains	312	254
Gross unrealized losses	(18)	(41)
Carrying value	$1,277	$1,192

As of December 31, 2021, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $271 million in 134 issuers, $243 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2020, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $206 million in 112 issuers, $131 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" the decline in value of these securities was not considered to be other than temporary as of December 31, 2021 or 2020.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $158 million as of December 31, 2021 and $119 million as of December 31, 2020.

35

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender or a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2021 and 2020, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2021 or 2020.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31, 2021		December 31, 2020
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$21,419	$22,141	$22,116	$23,048
Mezzanine loans	117	118	100	102
Total commercial mortgage loans	21,536	22,259	22,216	23,150

Residential mortgage loans:
FHA insured and VA guaranteed	4,107	4,138	3,127	3,158
Other residential loans	702	711	735	727
Total residential mortgage loans	4,809	4,849	3,862	3,885
Total mortgage loans	$26,345	$27,108	$26,078	$27,035
36

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2021
	Less Than	81% to	Above		% of
	81%	95%	95%	Total	Total
	($ In Millions)

Office	$7,047	$130	$-	$7,177	33%
Apartments	5,626	91	175	5,892	27
Industrial and other	3,572	26	27	3,625	17
Retail	2,554	-	14	2,568	12
Hotels	2,087	119	68	2,274	11
Total	$20,886	$366	$284	$21,536	100%

More than 97% of the Company’s commercial mortgage loans’ loan-to-value ratios are below 81% for the year ended December 31, 2021. As of December 31, 2020, the loan-to-value ratios of 99% of the Company’s commercial mortgage loans were less than 81%.

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2021
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$7,453	$10,028	$3,525	$304	$109	$21,419
Mezzanine loans	-	42	75	-	-	117
Total commercial mortgage loans	7,453	10,070	3,600	304	109	21,536
Residential mortgage loans:
FHA insured and VA guaranteed	4,107	-	-	-	-	4,107
Other residential loans	2	581	119	-	-	702
Total residential mortgage loans	4,109	581	119	-	-	4,809
Total mortgage loans	$11,562	$10,651	$3,719	$304	$109	$26,345

	December 31, 2020
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$7,372	$10,257	$3,915	$475	$97	$22,116
Mezzanine loans	-	20	80	-	-	100
Total commercial mortgage loans	7,372	10,277	3,995	475	97	22,216
Residential mortgage loans:
FHA insured and VA guaranteed	3,128	-	-	-	-	3,128
Other residential loans	2	711	21	-	-	734
Total residential mortgage loans	3,130	711	21	-	-	3,862
Total mortgage loans	$10,502	$10,988	$4,016	$475	$97	$26,078
37

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 100.0% as of December 31, 2021 and 81.2% as of December 31, 2020.

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2021
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)

California	$4,809	52%
New York	2,057	55%
United Kingdom	2,486	49%
Texas	1,954	57%
Illinois	1,598	67%
Washington	1,139	50%
District of Columbia	1,051	56%
All other	6,442	55%
Total commercial mortgage loans	$21,536	55%

All other consists of 30 jurisdictions, with no individual exposure exceeding $889 million.

	December 31, 2020
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)

California	$5,115	50%
New York	2,342	52%
United Kingdom	2,123	50%
Illinois	1,990	62%
Texas	1,920	57%
Washington	1,125	49%
District of Columbia	1,127	55%
All other	6,474	56%
Total commercial mortgage loans	$22,216	54%

All other consists of 29 jurisdictions, with no individual exposure exceeding $900 million.

38

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	Years Ended December 31
	2021		2020

	Low	High	Low	High

Commercial mortgage loans	1.6%	9.0%	1.9%	9.3%
Residential mortgage loans	2.7%	10.0%	2.9%	9.3%
Mezzanine mortgage loans	3.3%	6.6%	3.5%	6.6%

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2021		2020

	Low	High	Low	High

Commercial mortgage loans	1.6%	5.9%	1.9%	7.4%
Residential mortgage loans	2.8%	8.5%	3.6%	5.4%
Mezzanine mortgage loans	3.3%	5.9%	3.5%	6.6%

As of December 31, 2021, the Company had impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

The following presents a summary of the Company’s impaired mortgage loans as of December 31, 2021 and as of December 31, 2020:

	December 31, 2021
		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income
	(In Millions)
With no allowance recorded:
Commercial mortgage loans:
Primary lender	$48	$51	$105	$-	$-
Total	48	51	105	-	-
Total impaired commercial mortgage loans	$48	$51	$105	$-	$-
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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2020
		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income
	(In Millions)
With no allowance recorded:
Commercial mortgage loans:
Primary lender	$63	$82	$103	$-	$2
Total	63	82	103	-	2
Total impaired commercial mortgage loans	$63	$82	$103	$-	$2

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2021 or 2020. The carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $1,279 million as of December 31, 2021 and $1,249 million as of December 31, 2020.

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2021	2020
	(In Millions)

Held for the production of income	$1,755	$1,828
Accumulated depreciation	(846)	(781)
Encumbrances	(892)	(950)
Held for the production of income, net	17	97

Occupied by the Company	641	512
Accumulated depreciation	(263)	(247)
Occupied by the Company, net	378	265
Total real estate	$395	$362

Depreciation expense on real estate was $91 million for the year ended December 31, 2021, $85 million for the year ended December 31, 2020 and $91 million for the year ended December 31, 2019.

40

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Partnerships and limited liability companies

The carrying value of partnership and LLC holdings by annual statement category were:

	December 31,	December 31,
	2021	2020
	(In Millions)
Joint venture interests:
Common stocks - subsidiaries and affiliates	$2,474	$2,430
Common stocks - unaffiliated	3,252	2,554
Real estate	1,907	1,360
Bonds/preferred stock	1,139	1,140
Other	1,579	594
Mortgage loans	1,676	895
Surplus notes	358	362
LIHTCs	160	199
Total	$12,545	$9,534

The Company held three affiliated partnerships and limited liability companies in a loss position with accumulated losses of $52 million as of December 31, 2021, and three affiliated partnerships and limited liability companies in a loss position with accumulated losses of $3 million as of December 31, 2020.

The Company’s unexpired tax credits expire within a range of less than 1 year to 13 years.

The Company recorded tax credits on these investments of $47 million for the year ended December 31, 2021 and $49 million for the year ended December 31, 2020. The minimum holding period required for the Company’s LIHTC investments extends from 1 year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.1% for future benefits of two years to 0.9% for future benefits of ten or more years, and compares the result to its current carry value. The Company recorded $3 million of impairments for the year ended December 31, 2021.

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2021 or December 31, 2020, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC investments subject to regulatory review for the years ended December 31, 2021 or 2020.

In 2021, the Company recognized a $411 million OTTI from one investment. In 2020, the Company recognized a $257 million OTTI from one investment.

In 2020, there was a decrease in carrying value of an affiliated partnership and LLC of $245 million, which included an OTTI of $257 million from one investment.

41

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create replicated synthetic investments. These replicated synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Replicated synthetic investments are created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held replicated synthetic investments with a notional amount of $21,873 million as of December 31, 2021 and $15,989 million as of December 31, 2020, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments: including interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

The Company utilizes certain other agreements including forward contracts and financial futures. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost-effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions,

42

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged by the counterparties was $5,369 million as of December 31, 2021 and $4,849 million as of December 31, 2020. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral, was $230 million as of December 31, 2021 and $194 million as of December 31, 2020. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $579 million as of December 31, 2021 and $296 million as of December 31, 2020.

The Company had the right to rehypothecate or repledge securities totaling $717 million of the $5,369 million as of December 31, 2021 and $829 million of the $4,849 million as of December 31, 2020 of net collateral pledged by counterparties. There were no securities rehypothecated to other counterparties as of December 31, 2021 or December 31, 2020.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2021
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)

Interest rate swaps	$15,004	$112,580	$10,598	$123,919
Options	321	15,970	4	-
Currency swaps	948	12,662	200	5,363
Forward contracts	68	4,532	69	5,041
Credit default swaps	-	60	1	35
Financial futures	38	2,303	5	373
Total	$16,379	$148,107	$10,877	$134,731
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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2020
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)

Interest rate swaps	$20,081	$110,698	$16,134	$106,433
Options	411	17,234	8	53
Currency swaps	517	6,163	864	10,624
Forward contracts	62	4,793	279	9,009
Credit default swaps	-	5	1	95
Financial futures	5	373	63	2,595
Total	$21,076	$139,266	$17,349	$128,809

The average fair value of outstanding derivative assets was $16,833 million for the years ended December 31, 2021 and $25,764 million for the years ended December 31, 2020. The average fair value of outstanding derivative liabilities was $12,329 million for the years ended December 31, 2021 and $19,396 million for the years ended December 31, 2020.

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,	December 31,
	2021	2020
	(In Millions)

Due after one year through five years	$95	$100
Total	$95	$100

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2021	2020
	(In Millions)

Open interest rate swaps in a fixed pay position	$112,400	$101,419
Open interest rate swaps in a fixed receive position	120,764	111,639
Other interest related swaps	3,335	4,073
Total interest rate swaps	$236,499	$217,131
44

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended
	December 31, 2021
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$(451)	$458
Currency swaps	(25)	1,094
Options	(126)	74
Credit default swaps	2	-
Forward contracts	109	216
Financial futures	(315)	92
Total	$(806)	$1,934

	Year Ended
	December 31, 2020
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$465	$2,503
Currency swaps	196	(1,028)
Options	449	(111)
Credit default swaps	8	-
Forward contracts	(195)	(71)
Financial futures	381	50
Total	$1,304	$1,343
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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended
	December 31, 2019
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$172	$(534)
Currency swaps	25	58
Options	(30)	(273)
Credit default swaps	13	-
Interest rate caps and floors	-	(6)
Forward contracts	228	(239)
Financial futures	524	(309)
Total	$932	$(1,303)

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2021			December 31, 2020
	Derivative	Derivative		Derivative	Derivative
	Assets	Liabilities	Net	Assets	Liabilities	Net
	(In Millions)

Gross	$16,379	$10,877	$5,502	$21,076	$17,349	$3,727
Due and accrued	1,093	1,769	(676)	1,030	1,607	(577)
Gross amounts offset	(12,429)	(12,429)	-	(17,273)	(17,273)	-
Net asset	5,043	217	4,826	4,833	1,683	3,150
Collateral posted	(6,873)	(1,503)	(5,370)	(6,381)	(1,532)	(4,849)
Net	$(1,830)	$(1,286)	$(544)	$(1,548)	$151	$(1,699)

i.	Repurchase agreements

The Company had repurchase agreements with carrying values of $2,802 million as of December 31, 2021 and $4,006 million as of December 31, 2020. As of December 31, 2021, the maturities of these agreements ranged from January 4, 2022 through February 7, 2022 and the interest rates ranged from 0.14% to 0.2%. The outstanding amounts were collateralized by cash and bonds with a carrying value of $2,803 million as of December 31, 2021 and $4,008 million as of December 31, 2020.

46

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Bonds	$4,437	$4,526	$4,417
Preferred stocks	17	22	38
Common stocks - subsidiaries and affiliates	717	1,243	503
Common stocks - unaffiliated	55	34	40
Mortgage loans	1,145	1,225	1,084
Policy loans	1,103	965	927
Real estate	162	91	128
Partnerships and LLCs	1,171	583	878
Derivatives	539	487	335
Cash, cash equivalents and short-term investments	61	93	78
Other	18	44	40
Subtotal investment income	9,425	9,313	8,468
Amortization of the IMR	150	111	11
Investment expenses	(730)	(672)	(786)
Net investment income	$8,845	$8,752	$7,693

47

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Net realized capital (losses) gains

Net realized capital (losses), which include other-than-temporary impairments (OTTI) and are net of deferral to the IMR, comprised the following:

	Years Ended
	December 31,
	2021	2020	2019
	(In Millions)

Bonds	$199	$1,025	$56
Preferred stocks	9	(14)	-
Common stocks - subsidiaries and affiliates	10	1	1
Common stocks - unaffiliated	147	(89)	31
Mortgage loans	(7)	(72)	3
Real estate	24	(30)	33
Partnerships and limited liability companies	(413)	(73)	40
Derivatives	(806)	1,304	932
Other	7	(64)	3
Net realized capital (losses) gains before federal and state taxes and deferral to the IMR	(830)	1,988	1,099
Net federal and state tax expense	(86)	(361)	(116)
Net realized capital (losses) gains before deferral to the IMR	(916)	1,627	983
Net after tax losses (gains) deferred to the IMR	382	(2,213)	(1,020)
Net realized capital (losses)	$(534)	$(586)	$(37)

The IMR liability balance was $1,552 million as of December 31, 2021 and $2,084 million as of December 31, 2020 and was included in other liabilities on the Statutory Statements of Financial Position.

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Bonds	$(80)	$(140)	$(103)
Common stocks - unaffiliated	(11)	(80)	(8)
Mortgage loans	(17)	(40)	-
Partnerships and LLCs	(483)	(89)	(86)
Total OTTI	$(591)	(349)	(197)

The Company recognized OTTI of $7 million for the year ended December 31, 2021 and $9 million for the year ended December 31, 2020 on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

48

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company utilized internally-developed models to determine less than 1% of the $80 million of bond OTTI for the year ended December 31, 2021, less than 1% of the $140 million of bond OTTI for the year ended December 31, 2020 and less than 1% of the $64 million of bond OTTI for the year ended December 31, 2019. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for more information on assumptions and inputs used in the Company’s OTTI models.

49

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Federal income taxes

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief, and Economic Security (CARES) Act was signed into law on March 27, 2020 and the Consolidated Appropriations Act (CAA), 2021 was signed into law on December 27, 2020. The CARES Act, among other things, permits net operating loss (NOL) carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The CAA extends and expands certain tax provisions of the CARES Act. The CARES Act as well as the CAA did not have a material effect on the financial statements.

The Company provides for DTAs in accordance with statutory accounting practices and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2021
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$3,136	$372	$3,508
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	3,136	372	3,508
DTAs nonadmitted	-	-	-
Subtotal net admitted DTA	3,136	372	3,508
Total gross DTLs	(2,090)	(708)	(2,798)
Net admitted DTA(L)	$1,046	$(336)	$710

	December 31, 2020
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$2,836	$258	$3,094
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	2,836	258	3,094
DTAs nonadmitted	-	-	-
Subtotal net admitted DTA	2,836	258	3,094
Total gross DTLs	(2,114)	(471)	(2,585)
Net admitted DTA(L)	$722	$(213)	$509

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$300	$114	$414
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	300	114	414
DTAs nonadmitted	-	-	-
Subtotal net admitted DTA	300	114	414
Total gross DTLs	24	(237)	(213)
Net admitted DTA(L)	$324	$(123)	$201
50

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2021
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$89	$89
Remaining adjusted gross DTAs expected to be realized within 3 years:
1. Adjusted gross DTA to be realized	1,129	-	1,129
2. Adjusted gross DTA allowed per limitation threshold	3,938	-	3,938
Lesser of lines 1 or 2	1,129	-	1,129
Adjusted gross DTAs offset by existing DTLs	2,007	283	2,290
Total admitted DTA realized within 3 years	$3,136	$372	$3,508

	December 31, 2020
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$54	$54
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	1,056	-	1,056
2. Adjusted gross DTA allowed per limitation threshold	3,336	-	3,336
Lesser of lines 1 or 2	1,056	-	1,056
Adjusted gross DTAs offset by existing DTLs	1,780	204	1,984
Total admitted DTA realized within 3 years	$2,836	$258	$3,094

	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$35	$35
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	73	-	73
2. Adjusted gross DTA allowed per limitation threshold	602	-	602
Lesser of lines 1 or 2	73	-	73
Adjusted gross DTAs offset by existing DTLs	227	79	306
Total admitted DTA realized within 3 years	$300	$114	$414
51

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2021	2020
	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	850%	928%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$26,256	$22,238

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2021
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	46%	-%	46%

	December 31, 2020
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	30%	-%	30%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	16%	-%	16%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

52

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Federal income tax expense (benefit) on operating earnings	$69	$133	$(18)
Foreign income tax expense on operating earnings	3	2	3
Total federal and foreign income tax expense (benefit) on operating earnings	72	135	(15)
Federal income tax expense (benefit) on net realized capital gains (losses) before impact of change in enacted legislation	43	359	116
Impact of change in enacted tax legislation on net realized
Total federal and foreign income tax expense (benefit)	$115	$494	$101
53

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2021	2020	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$1,363	$1,191	$172
Policy acquisition costs	759	649	110
Nonadmitted assets	295	299	(4)
Pension and compensation related items	71	220	(149)
Policyholders’ dividends	208	193	15
Investment items	240	191	49
Expense items	67	56	11
Unrealized investment losses	-	10	(10)
Other	133	27	106
Total ordinary DTAs	3,136	2,836	300
Nonadmitted DTAs	-	-	-
Admitted ordinary DTAs	3,136	2,836	300

Capital
Unrealized investment losses	38	209	(171)
Expense items	18	-	18
Investment items	316	49	267
Total capital DTAs	372	258	114
Admitted capital DTAs	372	258	114

Admitted DTAs	3,508	3,094	414

DTLs:
Ordinary
Reserve items	284	356	(72)
Unrealized investment gains	926	830	96
Deferred and uncollected premium	281	258	23
Pension items	61	211	(150)
Investment items	200	234	(34)
Other	338	225	113
Total ordinary DTLs	2,090	2,114	(24)

Capital
Unrealized investment gains	546	471	75
Investment items	162	-	162
Total capital DTLs	708	471	237

Total DTLs	2,798	2,585	213

Net admitted DTA	$710	$509	$201
54

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Net DTA(L)	$201	$(599)	$125
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	343	576	(180)
Change in net deferred income taxes	$544	$(23)	$(55)

As of December 31, 2021, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
	21%	21%	21%

Provision computed at federal statutory rate	$(92)	$967	$324
Expense items	(38)	3	5
Foreign governmental income taxes	3	1	3
Investment items	(135)	(411)	(183)
Nonadmitted assets	4	11	(7)
Tax credits	(95)	(50)	(48)
Other	(76)	(4)	(72)
Total statutory income tax expense (benefit)	$(429)	$517	$22

Federal and foreign income tax expense	$115	$494	$101
Change in net deferred income taxes	(544)	23	55
Total statutory income tax expense (benefit)	$(429)	$517	$156

The Company made payments in the amount of $849 million in 2021 and received refunds in the amount of $141 million in 2020.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $61 million related to 2021, $430 million related to 2020, and $164 million related to 2019.

55

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. MassMutual and its eligible U.S. subsidiaries also file income tax returns in various states and foreign jurisdictions. MassMutual and its eligible U.S. subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides MassMutual with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides MassMutual with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2021	$217
Gross change related to positions taken in prior years	-
Gross change related to settlements	-
Gross change related to positions taken in current year	2
Gross change related to lapse of statutes of limitations	-
Balance, December 31, 2021	$219

Included in the liability for unrecognized tax benefits as of December 31, 2021, are $206 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2021 includes $9 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognized an increase of $3 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $20 million as of December 31, 2021 and $17 million as of December 31, 2020. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of MassMutual and its subsidiaries for the year 2013 and prior. The 2014-2016 tax years are in the process of going to Appeals for 3 carryforward issues.   The IRS commenced its examination of years 2017-2018 in October 2020. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

As of December 31, 2021 and 2020, the Company did not recognize any protective deposits as admitted assets.

7.	Other than invested assets

a.	Corporate-owned life insurance

The Company holds corporate-owned life insurance issued by unaffiliated third-party insurers to cover the lives of certain qualified senior employees. The primary purpose of the program is to offset future employee benefit expenses. The Company pays all premiums and is the owner and beneficiary of these policies. The Company had recorded cash surrender values of these policies of $2,666 million as of December 31, 2021 and $2,420 million as of December 31, 2020.

56

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The cash surrender value is allocated by the following investment categories:

	December 31,
	2021	2020

Bonds	33%	34%
Other invested assets	33	27
Stocks	19	20
Cash and short-term investments	13	17
Real estate	2	2
	100%	100%

b.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2021		2020
	Gross	Net	Gross	Net
	(In Millions)

Ordinary new business	$186	$119	$148	$77
Ordinary renewal	1,001	1,030	934	974
Group life	11	11	11	11
Total	$1,198	$1,160	$1,093	$1,062

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $71,636 million as of December 31, 2021 and $55,337 million as of December 31, 2020 for which gross premium was less than net premium.

57

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $859,865 million as of December 31, 2021 and $795,983 million as of December 31, 2020.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2021				2020
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)

Individual life	$69,910	2.5%	-	6.0%	$65,343	2.5%	-	6.0%
Group annuities	16,948	1.0%	-	11.8%	15,352	2.3%	-	11.8%
Individual universal and variable life	23,105	3.5%	-	6.0%	20,155	3.5%	-	6.0%
Individual annuities	18,300	1.0%	-	11.8%	15,259	2.3%	-	11.8%
Group life	5,958	2.5%	-	4.5%	5,471	2.5%	-	4.5%
Disabled life claim reserves	1,840	3.5%	-	6.0%	1,833	3.5%	-	6.0%
Disability active life reserves	1,760	3.5%	-	6.0%	1,342	3.5%	-	6.0%
Other	448	2.5%	-	6.0%	412	2.5%	-	6.0%
Total	$138,269				$125,167

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, bank-owned life insurance, group universal life and group variable universal life products. Individual annuities include individual annuity contracts, supplementary contracts involving life contingencies and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Disabled life claim reserves include disability income and LTC contracts and cover the future payments of known claims. Disability active life reserves include disability income and LTC contracts issued. Other is comprised of disability life and accidental death insurance. In 2019, certain corporate-owned life insurance and bank owned-life insurance policies were reclassified to individual as they did not meet the group classification qualifications.

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2021				2020
	Amount	Interest Rates			Amount	Interest Rates
	(In Millions)
GICs:
Note programs	$10,864	0.0%	-	5.6%	$8,803	0.4%	-	5.6%
Federal Home Loan Bank of Boston	1,505	0.8%	-	3.4%	1,686	0.8%	-	3.4%
Municipal contracts	1,463	0.2%	-	7.3%	975	0.4%	-	5.6%
Supplementary contracts	2,712	1.0%	-	11.3%	2,605	0.3%	-	7.0%
Dividend accumulations	472	3.0%	-	3.2%	482	3.0%	-	3.4%
Other deposits	25	4.0%	-	8.0%	29	4.0%	-	8.0%
Total	$17,041				$14,580
58

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Note program

Funding agreements are investment contracts sold to domestic and international institutional investors. Funding agreement liabilities are equal to the account value and are established by contract deposits, increased by interest credited and decreased by contract coupon payments and maturities. Contract holders do not have the right to terminate the contract prior to the contractually stated maturity date. The Company may retire funding agreements prior to the contractually-stated maturity date by repurchasing the agreement in the market or, in some cases, by calling the agreement. If this occurs, the difference in value is an adjustment to interest credited to liabilities for deposit-type contracts in the Statutory Statements of Operations. Credited interest rates vary by contract and can be fixed or floating. Agreements do not have put provisions or ratings-based triggers. The liability of non-U.S. dollar denominated funding agreements may increase or decrease due to changes in foreign exchange rates. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

Under the note program, the Company creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes are currently issued from the Company’s $16.0 billion Global Medium-Term Note Program.

Federal Home Loan Bank of Boston

The Company has funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other funding agreements. These funding agreements are collateralized by securities with estimated fair values of $1,511 million as of December 31, 2021. The Company’s borrowing capacity with FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth by law or by the Company’s internal limit. The Company’s unused capacity was $4,495 million as of December 31, 2021. As a member of FHLB Boston, the Company held common stock of FHLB Boston with a statement value of $75 million as of December 31, 2021 and $81 million as of December 31, 2020.

Municipal contracts

Municipal guaranteed investment contracts (municipal contracts) include contracts that contain terms with above market crediting rates. Liabilities for these contracts includes the municipal contracts’ account values, which are established by contract deposits, increased by interest credited (fixed or floating) and decreased by contract coupon payments, additional withdrawals, maturities and amortization of premium. Certain municipal contracts allow additional deposits, subject to restrictions, which are credited based on the rates in the contracts. Contracts have scheduled payment dates and amounts and interest is paid periodically. In addition, certain contracts allow additional withdrawals above and beyond the scheduled payments. These additional withdrawals have certain restrictions on the number per year, minimum dollar amount and are limited to the maximum contract balance. The majority of the municipal contracts allow early contract termination under certain conditions.

Certain municipal contracts contain make-whole provisions, which document the formula for full contract payout. Certain municipal contracts have ratings-based triggers that allow the trustee to declare the entire balance due and payable. Municipal contracts may also have terms that require the Company to post collateral to a third party based on the contract balance in the event of a downgrade in ratings below certain levels under certain circumstances. When the collateral is other than cash, the collateral value is required to be greater than the account balance. The collateral was $146 million as of December 31, 2021 and $137 million as of December 31, 2020. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various liability risks. By performing asset liability management and performing other risk management activities, the Company believes that these contract provisions do not create an undue level of operating risk to the Company.

Other deposits

Other deposits primarily consist of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 9. "Reinsurance". These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

59

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2021, the Company’s GICs by expected maturity year were as follows (in millions):

2022	$2,333
2023	1,953
2024	2,545
2025	1,415
2026	2,051
Thereafter	3,535
Total	$13,832

Most GICs only mature on their contractual maturity date. Actual maturities for municipal contracts may differ from their contractual maturity dates, as these contracts permit early contract termination under certain conditions.

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and LTC policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

60

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the changes in disabled life and LTC unpaid claims and claim expense reserves:

	December 31,
	2021	2020
	(In Millions)

Claim reserves, beginning of year	$2,118	$2,095
Less: Reinsurance recoverables	259	242
Net claim reserves, beginning of year	1,859	1,853

Claims paid related to:
Current year	(14)	(14)
Prior years	(336)	(349)
Total claims paid	(350)	(363)

Incurred related to:
Current year’s incurred	258	264
Current year’s interest	6	7
Prior year’s incurred	(5)	25
Prior year’s interest	72	76
Total incurred	331	372

Adjustments through surplus	27	(3)

Net claim reserves, end of year	1,867	1,859
Reinsurance recoverables	308	259
Claim reserves, end of year	$2,175	$2,118

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $5 million decrease in the prior years’ incurred claims for 2021 and the $25 million increase in the prior years’ incurred claims for 2020 were generally the result of differences between actual termination experience and statutorily prescribed termination tables. In 2021, claim experience included normal claim volume with higher terminations, resulting in a reduction to the incurred reserve from favorable experience, while 2020 claims incurred was due to maturing LTC business partially offset by a corresponding increase in reinsurance recoverable.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2021	2020
	(In Millions)

Disabled life claim reserves	$1,840	$1,833
Accrued claim liabilities	26	27
Net claim reserves, end of year	$1,866	$1,860

d.	Additional liability for annuity contracts

Certain individual variable annuity and fixed index annuity products have additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GLWBs. In general, living benefit guarantees require the contract holder or policyholder to adhere to a company approved asset-allocation strategy. Election of these benefit guarantees is generally only available at contract issue.

The following shows the changes in the liabilities for GMDB, GMIB, GMAB and GLWB (in millions):

Liability as of January 1, 2020	$584
Incurred guarantee benefits	(366)
Paid guarantee benefits	(7)
Liability as of December 31, 2020	211
Incurred guarantee benefits	(166)
Paid guarantee benefits	(3)
Liability as of December 31, 2021	$42

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDB, GMIB, GMAB and GLWB classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2021			December 31, 2020
		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained Age	Value	at Risk	Attained Age
	($ In Millions)
GMDB	$11,423	$41	66	$11,434	$36	65
GMIB Basic	674	4	71	705	11	70
GMIB Plus	1,565	158	68	1,494	185	67
GMAB	2,219	1	62	2,415	1	61
GLWB	136	6	73	146	7	72

As of December 31, 2021, the GMDB account value above consists of $4,830 million of Modco assumed within the separate accounts. As of December 31, 2020, the GMDB account value above consists of $4,402 million of Modco assumed within the separate accounts.

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Account values of variable annuity contracts with GMDB, GMIB, GMAB and GLWB are summarized below:

	December 31,
	2021			2020
	Separate	General		Separate	General
	Account	Account	Total	Account	Account	Total
	(In Millions)
GMDB	$10,160	$1,263	$11,423	$10,141	$1,293	$11,434
GMIB Basic	652	22	674	685	20	705
GMIB Plus	1,565	-	1,565	1,494	-	1,494
GMAB	2,176	43	2,219	2,371	44	2,415
GLWB	136	-	136	146	-	146

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2021	2020
	(In Millions)

Beginning balance	$4,299	$4,003
Net liability increase	302	296
Ending balance	$4,601	$4,299

9.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks or to assume business. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The Company also reinsures a portion of its morbidity risk in its disability and LTC business. The amounts reinsured are on a yearly renewable term, coinsurance funds withheld, coinsurance or Modco basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $25 million.

Refer to Note 17. "Related party transactions" for information about the Company’s affiliated assumed reinsurance transactions.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2021, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $10,503 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Direct premium	$30,907	$32,089	$25,407
Premium assumed	1,112	1,145	1,468
Premium ceded	(12,128)	(22,911)	(4,094)
Total net premium	$19,891	$10,323	$22,781

Ceded reinsurance recoveries	$1,699	$1,034	$757

Assumed losses	$356	$219	$171

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2021	2020
	(In Millions)
Reinsurance reserves:
Assumed	$7,351	$7,615
Ceded	(43,837)	(40,280)

Ceded amounts recoverable	$359	$285

Benefits payable on assumed business	$99	$54

Funds held under coinsurance Ceded	$19,255	$17,929

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2021 include $8,799 million associated with life insurance policies, $6,220 million for LTC, $28,797 million for annuity, $15 million for disability and $6 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2020 include $8,385 million associated with life insurance policies, $3,916 million for LTC, $27,953 million for annuity, $19 million for disability and $7 million for group life and health.

On July 1, 2020, MassMutual recaptured a coinsurance agreement and ceded the recaptured inforce business to a subsidiary of the initial reinsurer through a coinsurance funds withheld agreement. This resulted in an increase of

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

invested assets of $4,986 million with an offsetting funds withheld liability in the Statutory Statements of Financial Position and a decrease in premium and other income collected with an offset in other cash provided from financing and miscellaneous sources in the Statutory Statements of Cash Flows.

On December 31, 2020, the Company completed the sale of its retirement plan business to Great-West Life & Annuity Insurance Company (“Great-West”) in a reinsurance transaction for a ceding commission of $2,351 million. Upon closing, Great-West or its affiliates have reinsured $19,580 million of policyholders’ liabilities and $47,154 million of separate account liabilities of the Company’s liabilities. As part of the reinsurance transaction, the Company also transferred invested assets with a carrying value of $7,956 million, net of the ceding commission, to Great-West or its affiliates. These amounts are subject to change pending final determination of the net assets sold, transaction costs and other adjustments.

This reinsurance transaction includes a retrocession of the business that the Company reinsures under the terms of the reinsurance agreement between Talcott Resolution Life Insurance Company (Talcott, formerly known as Hartford Life Insurance Company) and the Company. Of the reinsured policyholder’s liabilities above, $6,987 million is retroceded. Also, part of the retrocession are $19,525 million of separate account liabilities of Talcott.

In 2020, a $7 million net loss was recorded for the termination of certain yearly renewable term life insurance treaties, representing the write-off of net receivables and a $6 million increase in surplus was realized for termination of unauthorized reinsurance.

For the year ended December 31, 2021, the Company increased its gross LTC policyholders’ reserve by $2,465 million through a combination of various assumption changes to reflect the risk inherent in the cash flows of this business, totaling $2,821 million, offset by a prior year error correction of $356 million. The majority of the risk is ceded to an unaffiliated reinsurer resulting in the ceded policyholders’ reserves increasing by an additional $2,165 million. The total net impact of the change is $300 million, which was recorded as an increase to policyholders’ liabilities on the Statutory Statements of Financial Position and an increase to change in policyholders’ reserves on the Statutory Statements of Operations.

For the year ended December 31, 2020, the Company increased its gross LTC policyholders’ reserve by $206 million through a combination of prior year error correction of $159 million and various assumption changes to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by an additional $206 million.

In 2019, the Company increased its gross LTC policyholders’ reserves by $1,224 million through a combination of prior year error corrections of $729 million and various assumption changes to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by an additional $1,224 million.

	December 31, 2021
	(In Millions)
	Direct	Ceded	Net

LTC premium deficiency reserves, beginning of year	$2,090	$(2,090)	$-
Prior year error correction	(356)	356	-
Assumption changes	2,821	(2,521)	300

LTC premium deficiency reserves, end of year	$4,555	$(4,255)	$300

As of December 31, 2021, one reinsurer accounted for 23% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 21%. The Company continues to monitor its morbidity risk ceded to one unaffiliated reinsurer for its LTC business, in which 18% of the reserves are held in trust.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company holds invested assets associated with funds withheld that are managed externally, as of December 31, 2021 and 2020, these assets, at carry value, included:

	December 31,
	2021	2020
	(In Millions)
Bonds	$12,820	$12,113
Preferred stocks	116	79
Mortgage loans	1,285	1,093
Partnerships and LLCs	247	93
Cash, cash equivalents and short-term investments	268	343
Total	$14,736	$13,721

10.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2021 are illustrated below:

Individual annuities

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$27	$-	$-	$27	-%
At book value less current surrender charge of 5% or more	15,178	-	-	15,178	42
At fair value	-	-	10,794	10,794	29
Total with market value adjustment or at fair value	15,205	-	10,794	25,999	71
At book value without adjustment (minimal or no charge or adjustment)	4,487	-	-	4,487	12
Not subject to discretionary withdrawal	6,327	-	-	6,327	17
Total	$26,019	$-	$10,794	$36,813	100%
Reinsurance ceded	7,761	-	-	7,761
Total, net of reinsurance	$18,258	$-	$10,794	$29,052
Amount included in book value moving to at book value without adjustment after statement date	380	-	-	380
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Group annuities

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$11,890	$-	$-	$11,890	14%
At fair value	-	16,318	30,672	46,990	58
Total with market value adjustment or at fair value	11,890	16,318	30,672	58,880	72

At book value without adjustment (minimal or no charge or adjustment)	3,365	-	518	3,883	5
Not subject to discretionary withdrawal	19,397	-	-	19,397	23
Total	$34,652	$16,318	$31,190	$82,160	100%
Reinsurance ceded	17,711	-	-	17,711
Total, net of reinsurance	$16,941	$16,318	$31,190	$64,449

Deposit-type contracts	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$2,664	$-	$-	$2,664	8%
At fair value	-	-	13,671	13,671	40
Total with market value adjustment or at fair value	2,664	-	13,671	16,335	48
At book value without adjustment (minimal or no charge or adjustment)	3,234	-	-	3,234	10
Not subject to discretionary withdrawal	14,467	-	-	14,467	42
Total	$20,365	$-	$13,671	$34,036	100%
Reinsurance ceded	3,324	-	-	3,324
Total, net of reinsurance	$17,041	$-	$13,671	$30,712

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2021 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$16,941
Policyholders’ reserves – individual annuities	18,258
Liabilities for deposit-type contracts	17,041
Subtotal	52,240
Separate Account Annual Statement:
Annuities	58,302
Other annuity contract deposit-funds and GICs	13,671
Subtotal	71,973
Total	$124,213
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Analysis of life actuarial reserves by withdrawal characteristics

The withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2021 are illustrated below:

General Account

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$20,559	$20,552	$20,616
Universal life with secondary guarantees	1,924	1,667	6,476
Other permanent cash value life insurance	-	72,632	76,134
Variable life	1	1	-
Variable universal life	395	390	438
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	2,823
Accidental death benefits	-	-	3
Disability - active lives	-	-	171
Disability - disabled lives	-	-	288
Miscellaneous reserves	-	-	1,269
Total (gross: direct + assumed)	$22,879	$95,242	$108,218
Reinsurance Ceded	4,371	4,758	8,798
Total (net)	$18,508	$90,484	$99,420

Separate Account with Guarantees

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,569	$1,568	$1,569
Not subject to discretionary withdrawal or no cash values:
Total (gross: direct + assumed)	1,569	1,568	1,569
Total (net)	$1,569	$1,568	$1,569
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Separate Account Nonguaranteed

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable life	$2	$2	$2
Variable universal life	1,738	1,724	1,732
Not subject to discretionary withdrawal or no cash values:
Total (gross: direct + assumed)	1,740	1,726	1,735
Total (net)	$1,740	$1,726	$1,735

c.	Separate accounts

The Company has guaranteed separate accounts classified as the following: nonindexed, which have multiple concurrent guarantees, including a guarantee that applies for as long as the contract is in effect and does not exceed a 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2021 is as follows:

	Guaranteed
		Nonindexed
		Less Than/	Non
	Indexed	Equal to 4%	Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2021	$-	$-	$8,560	$8,560

Reserves at December 31, 2021:
For accounts with assets at:
Fair value	$-	$17,964	$55,743	$73,707
Amortized cost/book value	-	1,569	-	1,569
Subtotal SIA Reserves	-	19,533	55,743	75,276
Nonpolicy liabilities	-	-	736	736
Total Separate Account Liabilities	$-	$19,533	$56,479	$76,012

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$17,964	$55,743	$73,707
At book value without market value adjustment and current surrender charge of less than 5%	-	1,569	-	1,569
Subtotal	-	19,533	55,743	75,276
Nonpolicy liabilities	-	-	736	736
Total Separate Account Liabilities	$-	$19,533	$56,479	$76,012
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$3,971	$9,867	$7,260
Transfers from separate accounts	(11,152)	(12,701)	(12,313)
Subtotal	(7,181)	(2,834)	(5,053)
Reconciling adjustments:
Miscellaneous	4,537	-	-
Net deposits on deposit-type liabilities	1,202	(812)	(967)
Net transfers from separate accounts	$(1,442)	$(3,646)	$(6,020)

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

11.    Debt

MassMutual issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1,000 million with maturity dates up to a maximum of 270 days from the date of issuance. Noninterest bearing Notes are sold at par less a discount representing an interest factor. Interest bearing Notes are sold at par. The Notes are not redeemable or subject to voluntary prepayments by MassMutual. The Notes had a carrying value and face amount of $250 million as of December 31, 2021 and 2020. Notes issued in 2021 had interest rates ranging from 0.1% to 0.15% with maturity dates ranging from 1 to 35 days. Interest expense for commercial paper was $1 million for the year ended December 31, 2021 and $2 million for the year ended December 31, 2020.

MassMutual has a $1,000 million, five-year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. During December 2018, the facility was renewed and the scheduled maturity is December 2023. The facility includes two one-year extension options that may be exercised with proper notification as set forth in the agreement. The facility has an upsize option for an additional $500 million. The terms of the credit facility additionally provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2021 and 2020, MassMutual was in compliance with all covenants under the credit facility. For the years ended December 31, 2021 and 2020, there were no draws on the credit facilities. Credit facility fees were less than $1 million for the years ended December 31, 2021 and December 31, 2020.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Employee benefit plans

The Company sponsors multiple employee benefit plans, providing retirement, life, health and other benefits to employees, certain employees of unconsolidated subsidiaries, agents, general agents and retirees who meet plan eligibility requirements.

a.	Pension plans

The Company sponsors funded and unfunded noncontributory defined benefit pension plans for its eligible employees and agents. The qualified defined benefit plan includes a defined benefit formula and a cash balance formula. Participants earn benefits under the plan based on the defined benefit formula, the cash balance formula, or a combination of both formulas as determined by their date of hire or rehire. Under the defined benefit formula, benefits are calculated based on final average earnings and length of service. Benefits under the cash balance formula are determined based on age, service and salary during the participants’ careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The company contributed $80 million to its qualified benefit plan in 2020 and there were no contributions in 2021.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for its employees, agents and retirees. The qualified 401(k) thrift savings plans’ net assets available for benefits were $4,104 million as of December 31, 2021 and $3,862 million as of December 31, 2020. The Company match for the qualified 401(k) thrift savings plans is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions, included in general insurance expenses were $48 million for the year ended December 31, 2021 and $53 million for the year ended December 31, 2020 and $54 million for 2019.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $179 million as of December 31, 2021 and $183 million as of December 31, 2020.

c.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and prior service cost are recorded by the Company.

Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. For employees who retire after 2009, except certain employees who were close to retirement in 2010, the Company’s cost is limited to a retiree health reimbursement account (RHRA), which accumulates during an employee’s career and can be drawn down by the retiree to purchase coverage outside of the Company or for other health care costs. Retired employees with a RHRA also may choose to purchase coverage through the private retiree exchange.

For other current and future retired employees, and current and future retired agents, the Company provides access to postretirement health care plans through a private retiree exchange. The Company’s cost is limited to the fixed annual subsidy provided to retirees through a Health Reimbursement Account each year that the retiree can use to purchase coverage on the exchange or for other health care costs.

Company-paid basic life insurance is provided to retirees who retired before 2010 and certain employees who retire after 2009 but were close to retirement in 2010. Supplemental life insurance is available to certain retirees on a retiree-pay-all basis.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

d.	Benefit obligations

Accumulated benefit obligations are the present value of pension benefits earned as of a December 31 measurement date (the Measurement Date) based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits are the present value of pension benefits earned as of the Measurement Date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Refer to Note 12f. “Amounts recognized in the Statutory Statements of Financial Position,” for details on the funded status of the plans.

Accumulated and projected postretirement benefit obligations for other postretirement benefits are the present value of postretirement medical and life insurance benefits earned as of the Measurement Date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. Select assumptions used in this calculation include expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2021	2020	2021	2020
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)

Accumulated benefit obligation	$3,099	$3,254	$374	$389
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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2021	2020	2021	2020
	Pension Benefits		Other Postretirement Benefits
	(In Millions)

Projected benefit obligation, beginning of year	$3,254	$3,270	$389	$383
Service cost	109	114	10	14
Interest cost	77	98	9	11
Actuarial (gains) losses	(22)	12	(9)	(9)
Benefits paid	(206)	(92)	(14)	(14)
Change in discount rate	(120)	204	(11)	19
Special termination benefits	-	-	-	6
Settlements and curtailments	-	(198)	-	(3)
Change in actuarial assumptions	7	(154)	-	(18)
Projected benefit obligation, end of year	$3,099	$3,254	$374	$389

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of the Measurement Date. A spot yield curve is developed from this data that is used to determine the present value for the obligation. The projected plan cash flows are discounted to the Measurement Date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately a $87 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. Refer to Note 12h. “Assumptions” for details on the discount rate. The 2021 change in actuarial assumptions is due to an updated demographics experience study, which consisted of updated retirement rates, turnover rates and the percentage of participants electing lump-sum.

e.	Plan assets

The assets of the qualified pension plan are invested through a MassMutual group annuity contract and investments held in a trust. The group annuity contract invests in the General Investment Account (GIA) of the Company and separate investment accounts. The separate investment accounts are managed by the Company, the Company’s indirectly wholly owned asset manager, subsidiaries, as well as unaffiliated asset managers.

The Company’s qualified pension plan assets managed by the Company and its indirectly wholly owned subsidiaries are as follows:

	December 31,
	2021	2020
	(In Millions)

General Investment Account	$196	$237
Separate Investment Accounts:
Barings Long Duration Bond Fund	310	318
	$506	$555

The approximate amount of annual benefits to be paid to plan participants covered by a group annuity contract issued by the employer or related parties is $150 million for 2022.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and the Company’s financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as private equity funds, hedge funds, private real estate funds, equity index exchange traded funds and bond index exchange traded funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 19% to 30% domestic equity securities, 0% to 0% long duration bond securities, 0% to 0% GIA and aggregate bond assets, 0% to 0% international equity securities and 25% to 36% alternative investments. Domestic equities primarily include investments in large capitalization (large cap) companies and small capitalization (small cap) companies. Long duration bond securities invest in several long-duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan assets invested in the GIA through the unallocated group annuity contract earn a fixed interest. These assets comprised approximately 6% of the plan assets as of December 31, 2021 and 8% as of December 31, 2020.

The following presents the change in fair value of plan assets:

	December 31,
	2021	2020	2021	2020
	Pension Benefits		Other Postretirement Benefits
	(In Millions)

Fair value of plan assets, beginning of year	$2,964	$2,738	$2	$3
Actual return on plan assets	266	401	-	-
Employer contributions	29	101	14	12
Benefits paid	(206)	(91)	(14)	(13)
Other	-	(185)	-	-
Fair value of plan assets, end of year	$3,053	$2,964	$2	$2

The General Investment Account is designed to provide stable, long-term investment growth. The account value is maintained at a stable value (generally referred to as “book value”) regardless of financial market fluctuations; however, if the plan sponsor initiates a full or partial termination, the amount liquidated is subject to an adjustment that could result in an increase or decrease in the book value of the plan’s investment.

The following presents the GIA allocation by type of investment:

	December 31,
	2021	2020

Bonds	58%	57%
Mortgage loans	13	14
Common stocks - subsidiaries and affiliates	11	10
Other investments	9	12
Partnerships and limited liability companies	6	5
Cash and cash equivalents	3	2
	100%	100%

The majority of the assets of the qualified pension plan are invested in the following separate investment account options as well as certain private equity funds, hedge funds, private real estate funds and an all cap U.S. equity index exchange traded fund held in the MassMutual Pension Plan Trust (Pension Trust Assets):

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Pacific Investment Management Company Long Duration Bond Fund is a separate investment account advised by Pacific Investment Management Company that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit and government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg U.S. Long Government/Credit Bond index.

Goldman Sachs Asset Management Long Duration Bond Fund is a separate investment account advised by Goldman Sachs Asset Management that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg U.S. Long Government/Credit Bond index.

Barings Long Duration Bond Fund is a separate investment account advised by Barings with a long duration bond strategy that invests in a diversified portfolio of fixed-income securities, including, short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg U.S. Long Government/Credit Bond index.

Vanguard Russell 1000 Index Fund is a separate investment account investing in a mutual fund advised by Vanguard Group Inc. that seeks to passively track the performance of the Russell 1000 Index, representing U.S. large capitalization stocks.

MFS Institutional International Equity Fund is a separate investment account investing in a mutual fund advised by Massachusetts Financial Services Company that seeks to outperform the MSCI EAFE Index over full market cycles. The fund’s strategy is to construct a well-diversified portfolio of high-conviction ideas following a growth-at-a-reasonable price style with a quality bias.

MassMutual Pension Plan Trust is a trust account with a strategy of investing in alternative investments as directed by the Investment Fiduciary Committee. These investments include private equity, infrastructure, private debt, hedge funds, and private real estate, with allocations temporarily awaiting investment held in an all cap U.S. equity index exchange traded fund.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 4. "Fair Value of financial instruments".

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Separate Investment Accounts: There are two methods of determining unit value for the separate investment accounts. The portfolio method is used when the separate investment account invests in a portfolio of securities or two or more underlying mutual funds, bank collective trust funds or other investment vehicles (each an underlying fund). Under this method, the unit value of a separate investment account is determined by dividing the market value of such separate investment account on any valuation date by the total number of units in the separate investment account. The net investment factor method (NIF) is used when the separate investment account invests in shares or units of a single underlying fund. Under this method, the unit value of a separate investment account is determined by taking the unit value for the prior valuation day and multiplying it by the net investment factor for the current valuation day. Under both of these methods the separate investment accounts are therefore classified as Level 2. As of December 31, 2021, the Plan had no specific plans or intentions to sell investments at amounts other than NAV. These investments can be redeemed on a daily basis and have no lockups or funding commitments.

Corporate debt instruments: If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices of debt securities with similar characteristics. Valued using the closing price reported on the active market on which the individual securities are traded.

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PIMCO bond funds: Valued using the closing price reported on the active market on which the individual securities are traded and therefore classified as Level 1.

Government securities: Marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations furnished by a pricing service take into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and are therefore classified as Level 2.

Common stocks: Valued using the closing price reported on the active market on which the individual securities are traded and therefore classified as Level 1.

Collective investment trust: The net asset value per unit of the Funds is calculated on each business day by dividing the total value of assets, less liabilities, by the number of units outstanding. Unit issuances and redemptions are based on the net asset value determined at the end of the current day.

Limited partnerships: The Plan utilizes the practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments of the partnership are accounted for at fair value as described in the partnership’s audited financial statements. The multi-strategy hedge fund can be redeemed semi-annually with 95 day notice. The remaining funds can be redeemed periodically with notice that generally ranges from 45 to 90 days. There are no lockups or funding commitments.

Other: Valued using the closing price reported on the active market on which the individual securities are traded. If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices with similar characteristics. Investments included in this category include short term investments, real estate investment trusts, asset backed securities, mortgage backed securities, swaps, derivatives, futures and options. Investments in multi-strategy hedge fund and real estate are based on the Plan’s pro rata interest in the net assets of the partnership and have a redemption period, therefore are based on NAV as a practical expedient and are reported in the NAV Practical Expedient column. The multi-strategy hedge fund is comprised of two funds, one of which has a quarterly redemption period and the other with a monthly redemption period. They both require 45 days notice. The real estate fund does not have a specific redemption period, but is dependent upon the liquidation of underlying assets. None of the funds have a lock up period or funding commitment.

Cash and cash equivalents: Stated at cost, which is equal to fair value, and held by an unaffiliated bank.

General Investment Account option: Liquidation value based on an actuarial formula as defined under the terms of the contract.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2021
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(In Millions)
Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$107	$-	$-	$107
International large capitalization	-	101	-	-	101
Total pooled separate accounts	-	208	-	-	208
Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	-	357	1	-	358
U.S. small capitalization	47	-	-	-	47
U.S. mid capitalization	27	-	-	-	27
International small/mid capitalization	1	-	-	-	1
International large capitalization	-	232	-	-	232
International emerging markets	-	81	-	-	81
Total common stocks	75	670	1	-	746
Debt instruments:
Corporate and other bonds	-	469	-	-	469
Long-term bond mutual funds	155	-	-	-	155
Short-term bond mutual funds	33	-	-	-	33
Total debt instruments	188	469	-	-	657
Other:
Government securities	-	397	-	-	397
Collective investment trust	-	-	-	88	88
Other	-	15	-	-	15
Total other	-	412	-	88	500
Total nonpooled separate accounts	263	1,551	1	88	1,903
Total separate investment accounts	263	1,759	1	88	2,111
Pension trust assets:
Common stocks:
Cash Equivalent	20	-	-	-	20
Collective investment trust	-	57	-	-	57
Hedge fund	-	-	-	24	24
Limited partnerships:
Private equity/venture capital	-	-	-	361	361
Real estate	-	-	-	133	133
Hedge	-	-	-	173	173
Total pension trust assets	20	57	-	691	768
Total General Investment Account	-	-	196	-	196
Total	$283	$1,816	$197	$779	$3,075
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2020
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(In Millions)
Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$134	$-	$-	$134
International large capitalization	-	120	-	-	120
Total pooled separate accounts	-	254	-	-	254
Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	-	322	-	-	322
U.S. small capitalization	45	-	-	-	45
U.S. mid capitalization	23	-	-	-	23
International small/mid capitalization	2	-	-	-	2
International large capitalization	-	278	-	-	278
International emerging markets	-	84	-	-	84
Total common stocks	70	684	-	-	754
Debt instruments:
Corporate and other bonds	-	502	-	-	502
Long-term bond mutual funds	130	-	-	-	130
Short-term bond mutual funds	32	-	-	-	32
Total debt instruments	162	502	-	-	664
Other:
Government securities	-	360	-	-	360
Collective investment trust	-	-	-	81	81
Other	-	32	-	-	32
Total other	-	392	-	81	473
Total nonpooled separate accounts	232	1,578	-	81	1,891
Total separate investment accounts	232	1,832	-	81	2,145
Pension trust assets:
Common stocks:
Cash Equivalent	15	-	-	-	15
Collective investment trust	-	48	-	-	48
Hedge fund	-	-	-	30	30
Limited partnerships:
Private equity/venture capital	-	-	-	222	222
Real estate	-	-	-	125	125
Hedge	-	-	-	165	165
Total pension trust assets	15	48	-	542	605
Total General Investment Account	-	-	237	-	237
Total	$247	$1,880	$237	$623	$2,987

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on these criteria, there were no significant transfers into or out of Level 1, 2, or 3 for the years ended December 31, 2021 and December 31, 2020.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, discount rate, demographics and mortality. The unrecognized net actuarial (gains) losses are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after recognition. These are amortized for pension and other postretirement benefits into net periodic benefit cost over the remaining service-years of active employees.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a non-admitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss and the non-admitted prepaid pension asset.

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2021	2020	2021	2020
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)

Projected benefit obligation	$3,099	$3,254	$374	$389
Less: fair value of plan assets	3,053	2,964	2	2
Projected benefit obligation funded status	$(46)	$(290)	$(372)	$(387)

The qualified pension plan was overfunded by $383 million as of December 31, 2021 and $147 million as of December 31, 2020. The nonqualified pension plans are not funded and have total projected benefit obligations of $430 million as of December 31, 2021 and $437 million as of December 31, 2020.

The qualified pension plan nonadmitted pension plan asset was $636 million as of December 31, 2021 and $637 million as of December 31, 2020.

The Company intends to fund $52 million in 2022 to meet its expected current obligations under its qualified and nonqualified pension plans and other postretirement benefit plans.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and is included in general insurance expenses in the Statutory Statements of Operations. The net periodic cost recognized is as follows:

	Years Ended December 31,
	2021	2020	2019	2021	2020	2019
	Pension			Other Postretirement
	Benefits			Benefits
	(In Millions)

Service cost	$110	$114	$111	$10	$14	$13
Interest cost	77	98	118	9	11	13
Expected return on plan assets	(183)	(177)	(160)	-	-	-
Amortization of unrecognized net actuarial and other losses	39	52	56	-	2	(1)
Amortization of unrecognized prior service cost	-	-	-	(6)	(6)	(6)
Total net periodic cost	$43	$87	$125	$13	$21	$19

Settlement and curtailment	-	36	-	-	-	-
Special termination benefits	-	-	-	-	6	-
Total net expense	$43	$123	$125	$13	$27	$19

The expected future pension and other postretirement benefit payments, which reflect expected future service, are as follows:

		Other
	Pension	Postretirement
	Benefits	Benefits
	(In Millions)

2022	$184	$19
2023	188	19
2024	191	20
2025	194	20
2026	194	20
2027-2031	965	103
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense recognized in the Statutory Statements of Operations for all employee and agent benefit plans is as follows:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Health	$120	$124	$139
Pension	43	123	125
Thrift	48	53	54
Postretirement	13	27	19
Disability	3	3	3
Life	10	4	4
Postemployment	(2)	(2)	8
Other benefits	16	11	13
Total	$251	$343	$365

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	Years Ended December 31,
	2021	2020	2019	2021	2020	2019
	Pension			Other Postretirement
	Benefits			Benefits
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	2.85%	2.50%	3.05%	2.80%	2.45%	3.05%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%
Interest Crediting rate	6.50%	5.00%	5.00%	2.80%	2.45%	3.05%

Net periodic benefit cost:
Discount rate	2.50%	3.05%	4.20%	2.45%	3.05%	4.05%
Expected long-term rate of return on plan assets	6.50%	6.50%	6.75%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%
Interest Crediting rate	6.50%	5.00%	6.00%	2.45%	3.05%	4.05%

The discount rate used to determine the benefit obligations as of year end is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each class of asset.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

A summary of the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	December 31,
	2021	2020	2019
Weighted average grant date fair value:
PSARs granted during the year	$141.86	$130.35	$123.43
PRS granted during the year	153.38	130.10	123.29
Intrinsic value (in thousands):
PSARs options exercised	124,551	53,676	35,065
PRS liabilities paid	48,298	43,616	34,391
Fair value of shares vested during the year	246,047	106,461	69,456

A summary of PSARs and PRS shares is as follows:

	PSARs			PRS
		Weighted Average			Weighted Average
	Number		Remaining	Number		Remaining
	of		Contract	of		Contract
	Share Units	Price	Terms	Share Units	Price	Terms
	(In Thousands)		(In Years)	(In Thousands)		(In Years)

Outstanding as of December 31, 2019	4,806	$102.04	3.9	1,270	$96.33	2.6
Granted	1,599	130.35		271	130.10
Exercised	(1,148)	83.13		(337)	89.08
Forfeited	(89)	122.64		(47)	119.25
Outstanding as of December 31, 2020	5,168	114.55	4.0	1,157	105.37	2.5
Granted	1,539	141.86		275	153.38
Exercised	(2,102)	100.11		(337)	89.01
Forfeited	(95)	132.07		(25)	124.02
Outstanding as of December 31, 2021	4,510	130.23	4.1	1,070	122.41	2.5

Exercisable as of December 31, 2021	59	$118.01	0.8	21	$203.78	-

The PSARs compensation was an expense of $253 million for the year ended December 31, 2021 and an expense of $73 million for the year ended December 31, 2020 and an expense of $56 million for the year ended December 31, 2019. The PSARs accrued compensation liability was $259 million as of December 31, 2021 and $132 million as of December 31, 2020.The unrecognized compensation expense related to nonvested PSARs awards was $108 million for the year ended December 31, 2021, $11 million for the year ended December 31, 2020 and $35 million for the year ended December 31, 2019. The weighted average period over which the expense is expected to be recognized is

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.1 years. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $77 million for the year ended December 31, 2021 and $51 million for the year ended December 31, 2020 and $46 million for the year ended December 31, 2019. The PRS accrued compensation liability was $137 million for the year ended December 31, 2021 and $107 million for the year ended December 31, 2020. The unrecognized compensation expense related to nonvested PRS awards was $77 million as of December 31, 2021, $53 million as of December 31, 2020 and $67 million as of December 31, 2019 respectively. The weighted average period over which the expense is expected to be recognized is 2.5 years. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability

14.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2021:

Issue	Face	Carrying	Interest	Maturity	Scheduled Interest
Date	Amount	Value	Rate	Date	Payment Dates
	($ In Millions)
11/15/1993	$188	$188	7.625%	11/15/2023	May 15 & Nov 15
03/01/1994	100	100	7.500%	03/01/2024	Mar 1 & Sept 1
05/12/2003	193	193	5.625%	05/15/2033	May 15 & Nov 15
06/01/2009	130	129	8.875%	06/01/2039	Jun 1 & Dec 1
01/17/2012	263	263	5.375%	12/01/2041	Jun 1 & Dec 1
04/15/2015	258	254	4.500%	04/15/2065	Apr 15 & Oct 15
03/23/2017	475	471	4.900%	04/01/2077	Apr 1 & Oct 1
10/11/2019	838	587	3.729%	10/15/2070	Apr 15 & Oct 15
04/16/2020	700	697	3.375%	04/15/2050	Apr 15 & Oct 15
06/26/2020	600	830	5.077%	02/15/2069	Feb 15 & Aug 15
03/01/2021	200	232	5.077%	02/15/2069	Feb 15 & Aug 15
11/18/2021	675	669	3.200%	12/01/2061	Jun 1 & Dec 1
Total	$4,620	$4,613

All payments of interest and principal are subject to the prior approval of the Division. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2021, the unapproved interest was $43 million. Through December 31, 2021, the Company paid cumulative interest of $2,168 million on surplus notes. Interest of $173 million was approved and paid during the year ended December 31, 2021.

Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009, 2012, 2015, 2017, 2019, 2020 or 2021.

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2021 and 2020. Accordingly, the Company has excluded these non-cash activities from the Statutory Statements of Cash Flows for the years ended December 31, 2021 and 2020.

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Premium income recognized for group annuity contracts	$1,237	$1,250	$916
Bonds received as consideration for group annuity contracts	(1,231)	(1,250)	(916)
Bond conversions and refinancing	729	4,922	1,025
Premium ceded in exchange for invested assets	(514)	(11,197)	-
Bonds transferred in exchange for premium	511	9,379	-
Change in market value of COLI	272	140	175
Surplus notes issued in exchange for bonds	233	837	-
Bonds received as consideration for surplus notes	(233)	(837)	-
Transfer of bonds to cash equivalent	150	-	-
Stock conversion	107	79	64
Exchange of mortgage loans for other assets	18	-	-
Net investment income payment in-kind bonds	16	12	5
Transfer of mortgage loans to partnerships and LLCs	11	353	96
Transfer of stocks to partnerships	4	-	-
Preferred stock transferred in exchange for premium ceded	3	93	-
Common stock received as consideration for group annuity contracts	(6)	-	-
Premium income recognized for individual annuity contracts	-	3,721	-
Bonds received as consideration for individual annuity contracts	-	(3,720)	-
Mortgage loans transferred in exchange for premium ceded	-	1,725	-
Assets received in-kind for bond maturity	-	57	-
Preferred stock received as consideration for individual annuity contracts	-	(1)	-
Dividend reinvestment	-	-	3
Other	-	-	1
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk. The combined impact of these risks could have a material, adverse effect on the Company’s financial statements or result in operating losses in future periods. The Company employs the use of reinsurance, portfolio diversification, asset/liability management processes and other risk management techniques to mitigate the impact of these risks.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. For participating whole life products, the Company’s dividends to policyholders primarily reflect the difference between actual investment, mortality, expense and persistency experience and the experience embedded in the whole life premiums and guaranteed elements. The Company also reinsures certain life insurance and other long-term care insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar denominated investments and medium-term notes along with its indirect international operations. The Company mitigates a portion of its currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDO. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDO and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDO may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that such fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

The spread of the coronavirus, causing increased cases of COVID-19, has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the U.S. and international economies. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources and its operations in future periods.

Political Uncertainties

Political events, domestically or internationally, may directly or indirectly trigger or exacerbate risks related to product offerings, profitability, or any of the risk factors described above. Whether those underlying risk factors are driven by politics or not, the Company’s dynamic approach to managing risks enables management to identify risks, internally and externally, develop mitigation plans, and respond to risks in an attempt to proactively reduce the potential impact of each underlying risk factor on the Company.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as Barings. Total rental expense on net operating leases, recorded in general insurance expenses, was $91 million for the year ended December 31, 2021 and $114 million for the year ended December 31, 2020. Net operating leases are net of sublease receipts of $5 million for the year ended December 31, 2021 and $7 million for the year ended December 31, 2020.

The Company has entered into a sale-leaseback transaction with an unrelated party to sell and leaseback certain fixed assets with book values of $90 million, which resulted in no gain or loss. The lease has a five-year term, which expires in 0.1 with annual lease payment of approximately $0.15 million.

Future minimum commitments for all lease obligations as of December 31, 2021 were as follows:

		Affiliated	Nonaffiliated
	Gross	Subleases	Subleases	Net
	(In Millions)

2022	$86	$-	$1	$85
2023	86	-	1	85
2024	75	-	-	75
2025	63	-	-	63
2026	46	-	-	46
Thereafter	364	-	-	364
Total	$720	$-	$2	$718
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss offset by related insurance recoveries or other contributions, if any. An accrual may be subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters is inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

In connection with the May 24, 2019 sale of Oppenheimer Acquisition Corp. (OAC) to Invesco Ltd (Invesco), Invesco identified an accounting matter related to four Master Limited Partnership funds managed by a subsidiary of OAC prior to the sale that Invesco has stated may result in an indemnification claim against MassMutual under the terms of the acquisition agreement. Under the terms of the agreement, MassMutual may be liable to Invesco under the acquisition agreement for a portion of any actual losses incurred by Invesco in excess of $173 million and up to a cap of $575 million. There are currently considerable uncertainties as to the nature, scope and amount of the potential losses for which Invesco may seek indemnity. In addition to the $173 million deductible, it is uncertain whether the indemnification obligations set forth in the acquisition agreement would apply to this situation and MassMutual believes it has a number of defenses available that may mitigate or eliminate its exposure to any losses claimed by Invesco should such obligations apply. However, the outcome of any indemnification dispute (including any resulting litigation), should Invesco assert such a claim, and its potential impact on MassMutual’s financial position cannot be foreseen with certainty at this time.

e.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2021, the Company had approximately $510 million of these unsecured funding commitments to its subsidiaries and $490 million as of December 31, 2020. The unsecured commitments are included in private placements in the table below. As of December 31, 2021 and 2020, the Company had not funded, nor had an outstanding balance due on, these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. The Company had outstanding letter of credit arrangements of approximately $84 million as of December 31, 2021 and approximately $84 million as of December 31, 2020. As of December 31, 2021 and 2020, the Company did not have any funding requests attributable to these letter of credit arrangements.

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In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2021, the Company had the following outstanding commitments:

	2022	2023	2024	2025	2026	Thereafter	Total
	(In Millions)
Private placements	$3,882	$2,467	$986	$1,025	$698	$1,153	$10,211
Mortgage loans	455	295	358	259	19	103	1,489
Partnerships and LLC	817	791	324	794	649	2,300	5,675
LIHTCs (including equity contributions)	-	-	-	-	1	53	54
Total	$5,154	$3,553	$1,668	$2,078	$1,367	$3,609	$17,429

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2021 and 2020, the Company had no outstanding obligations attributable to these commitments.

f.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2021 and 2020, the Company had no outstanding obligations to any obligor attributable to these guarantees.

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2021.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for its wholly-owned subsidiary Barings, if the subsidiary is unable to pay.	-	The liabilities for these plans of $487 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life and MML Bay State Life).	-	These guarantees are not limited and cannot be estimated.
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates.	-	The future maximum potential obligations are immaterial to the Company.

Real Estate Development Guarantee	The Company executed a counter guarantee for the benefit of a French insurance company that provided certain assurances to the seller of developable land in Southern France. The Company will be capitalizing the special purpose entity that owns the property with a maximum €13 million in equity contributions for its 50% share of such costs.	-	€13 million

	The construction lender for an office building in London, UK required a cost overrun guarantee equivalent to 8% of the total budgeted cost (£6 million). The Company will only be responsible for its pro rata share of any cost overruns with a maximum additional commitment of approximately £3 million.	-	£9 million

	The Company has reimbursement agreements with two companies for any incurred losses with respect to the financing of life sciences redevelopment project guaranteed obligations. The Company will reimburse its pro rata share of such losses.	-	These guarantees cannot be estimated.

Secure Capital for Variable Annuity Separate Accounts	The Company guarantees the capital contributions required to be made by a variable annuity separate account contract holder in the event the contract holder fails to payoff a subscription line utilized to deploy capital for the separate account.	-	$203 million with the right to increase the line to $250 million.
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Related party transactions

MassMutual has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where MassMutual, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services.

MassMutual has agreements with its subsidiaries and affiliates, including Insurance Road LLC, Copper Hill LLC, MML Investment Advisers LLC, The MassMutual Trust Company, FSB, MassMutual International LLC and Baring International Investment Limited, where MassMutual receives revenue for certain recordkeeping and other services that MassMutual provides to customers who select, as investment options, mutual funds managed by these affiliates.

MassMutual has agreements with its subsidiaries, Barings, MML Investment Advisers LLC and MassMutual Intellectual Property LLC, which provide investment advisory services and licensing agreements to MassMutual.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)
Fee income:
Management and service contracts and cost-sharing arrangements	$364	$335	$427
Investment advisory income	23	22	23
Recordkeeping and other services	20	20	21
Fee expense:
Investment advisory services	240	268	277
Royalty and licensing fees	58	58	58

The Company reported amounts due from subsidiaries and affiliates of $128 million as of December 31, 2021 and $54 million as of December 31, 2020. The Company reported amounts due to subsidiaries and affiliates of $65 million as of December 31, 2021 and $8 million as of December 31, 2020. Terms generally require settlement of these amounts within 30 to 90 days.

The Company’s wholly owned indirect subsidiary, Barings, invests a portion of their nonqualified compensation plan in GICs with the Company. The Company credited interest on deposits of less than $1 million to the Barings contract for the year ended December 31, 2021 and $2 million for the year ended December 31, 2020.

The Company held debt issued by MMHLLC that amounted to $2,059 million as of December 31, 2021 and $2,079 million as of December 31, 2020. The Company recorded interest income on MMHLLC debt of $77 million in 2021 and $103 million in 2020. Notes maturing as of March 2021 were refinanced at 1.75% for $500 million. Notes maturing as of March and December 2020 were refinanced at 4.3% annual interest for $632 million.

As of December 31, 2021, MMIH and C.M. Life, together, provided financing of $5,500 million, $5,253 million and $247 million respectively, for MMAF that can be used to finance ongoing asset purchases. MMIH provided financing of $5,253 million as of December 31, 2021 and $5,253 million as of December 31, 2020. During 2021, MMAF borrowed $1,570 million and repaid $1,488 million under the credit facility. During 2020, MMAF borrowed $2,005 million and repaid $1,859 million under the credit facility. Outstanding borrowings under the facility were $3,634 million as of December 31, 2021 and $3,552 million as of December 31, 2020. Interest for these borrowings was $60 million for the year ended December 31, 2021 and $80 million for the year ended December 31, 2020. The floating rate borrowings bear interest at a spread over the 30 day LIBOR. The fixed rate borrowings bear an interest at a spread over average life Treasuries.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Together, MassMutual and C.M. Life, provide a credit facility to Jefferies Finance, LLC whereby Jefferies Finance, LLC (Jefferies) borrows cash through short-term approved financings to fund the purchase of loans for securitization. During 2021, Jefferies borrowed $900 million and repaid $900 million under the credit facility. During 2020, Jefferies borrowed $849 million and repaid $895 million under the credit facility. As of December 31, 2021, there were no outstanding borrowings under this facility. All outstanding interest due under the facility, as of December 31, 2021, had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In 2021, Insurance Road LLC paid $389 million in dividends and a $111 million return of capital to MassMutual.

In 2021, MassMutual contributed capital of $15 million and $62 million of fixed assets to ITPS Holding LLC.

In 2021, MassMutual entered into an intercompany loan agreement with its indirectly owned subsidiary Fern Street LLC, whereby MassMutual borrowed $470 million with a rate of 0.2% and a 6-month maturity, for the partial funding of the GALIC acquisition.

In 2020, MassMutual contributed capital of $37 million to MassMutual Mortgage Lending LLC.

In 2020, MassMutual contributed capital of $15 million to MassMutual MCAM Insurance Company, Inc.

In 2020, MassMutual contributed capital of $14 million to MM Global Capabilities I LLC.

In 2020, MassMutual transferred $335 million of mortgage loans to Barings Multifamily TEBS 2020 LLC. Subsequently, MassMutual received a $288 million return of capital distribution.

In 2020, IRLLC issued and paid a return of capital of $90 million to MassMutual. In 2019, IRLLC declared a distribution to the Company of $150 million, which was paid in 2020.

In 2020, MassMutual Retirement Services LLC declared and paid $57 million in dividends to MassMutual.

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, Modco and yearly renewable term agreements on life insurance and annuity products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

Effective December 31, 2020, MassMutual will provide C.M. Life a stop-loss coverage to transfer a specific interest rate risk. All Odyssey fixed-deferred annuity contracts issued by C.M. Life are covered under this agreement. C.M. Life will pay an annual premium to MassMutual. If the coverage is triggered, there will be a settlement at year end from MassMutual to C.M. Life. The maximum total liability of MassMutual under the agreement is $100 million over 5 years.

As of December 31, 2021, the net reinsurance amounts due to C.M. Life and MML Bay State were $108 million and as of December 31, 2020, the net reinsurance amounts due to C.M. Life and MML Bay State were $66 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the reinsurance transactions for these reinsurance agreements:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Premium assumed	$49	$46	$45
Modco adjustments, included in fees and other income	11	11	9
Expense allowance on reinsurance assumed, included in commissions	(13)	(14)	(14)
Policyholders’ benefits	(144)	(89)	(101)
Experience refunds (paid) received	-	-	(1)

The Company currently has three longevity swap reinsurance agreements with Rothesay Life Plc on certain inforce annuity products. Under these agreements, the Company is the reinsurer and Rothesay Life Plc is the cedent.

The following table summarizes the related party transactions between the Company and Rothesay Life Plc:

	Years Ended December 31,
	2021	2020	2019
	(In Millions)

Premium assumed	$(165)	$(91)	$-
Policyholders’ benefits	157	87	-

For further information on common stocks - subsidiaries and affiliates, refer to Note 5c. "Common stocks - subsidiaries and affiliates."

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 16e. "Commitments" for information on the Company’s accounting policies regarding these related party commitments and Note 16f. "Guarantees" for information on the guarantees.

18.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2021 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of MassMutual

C.M. Life

Berkshire Way LLC

MML Special Situations Investor LLC

Timberland Forest Holding LLC – 37% (remaining 63% owned by MassMutual Trad Private Equity LLC)

MSP – SC, LLC

Insurance Road LLC

MM Copper Hill Road LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

Pioneers Gate LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

MassMutual Mortgage Lending LLC

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MM Private Equity Intercontinental LLC

MassMutual Holding LLC

MassMutual Investment Holding, LLC

MassMutual International, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

EM Opportunities LLC

MassMutual MCAM Insurance Company, Inc.

MassMutual Global Business Services India LLP

CML Global Capabilities

MassMutual Private Equity Funds LLC

MM Global Capabilities I LLC

MM Global Capabilities II LLC

MM Global Capabilities III LLC

MML CM LLC

Glidepath Holdings Inc

ITPS Holding LLC

MM/Barings Mutifamily TEBS 2020 LLC

MM Direct Private Investments Holding LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of Timberland Forest Holding LLC

Lyme Adirondack Forest Company, LLC

Subsidiaries of Insurance Road LLC

MassMutual Trad Private Equity LLC

MassMutual Intellectual Property LLC

Trad Investments LLC

MML Investment Advisers, LLC

(No Subsidiaries)

Pioneers Gate LLC

(No subsidiaries)

Subsidiaries of MassMutual Holding LLC

Fern Street LLC

Haven Life Insurance Agency, LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MassMutual Ventures Holding LLC

MM Rothesay Holdco US LLC

MML Investors Services, LLC

LifeScore Labs, LLC

Sleeper Street LLC

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Asset Management Holding LLC

MM Catalyst Fund LLC

Subsidiaries of MassMutual International LLC

MassMutual Solutions LLC

Yunfeng Financial Group Limited

MassMutual Asia Limited (SPV)

Subsidiaries of CML CM LLC

Blueprint Income LLC

Flourish Digital Assets LLC

Flourish Financial LLC

Flourish Technologies LLC

Subsidiaries of Glidepath Holdings Inc

Great American Life Insurance Company

AAG Insurance Agency, LLC

Annuity Investor Life Insurance Company

Great American Advisors, LLC

Manhattan National Holding Corporation

Subsidiaries of MassMutual Ventures Holding LLC

MassMutual Ventures US I LLC

MassMutual Ventures US II LLC

MassMutual Ventures US III LLC

MassMutual Ventures US IV LLC

MassMutual Ventures UK LLC

MassMutual Ventures Southeast Asia I LLC

MassMutual Ventures Southeast Asia II LLC

MassMutual Ventures Management LLC

MassMutual Ventures SEA Management Private Limited (an indirect subsidiary of Subsidiary of MassMutual Ventures Holding LLC)

Athens Fund Management LLC

Open Alternatives LLC

MML Investors Services, LLC

MMLISI Financial Alliances, LLC

MML Insurance agency, LLC

Subsidiaries of Barings LLC (a subsidiary of MM Asset Management Holding LLC)

Barings Finance LLC

Barings Securities LLC

Barings Guernsey Limited

Barings Real Estate Advisers, Inc.

Barings Asset Management (Asia) Holdings Limited

Barings Multifamily Capital Holdings LLC

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of MassMutual Baring Holding LLC)

Baring International Investment Limited

Baring International Investment Management Holdings Limited

Baring Fund Managers Limited

Baring Investment Services Limited

Barings Global Advisers Limited

Barings European Core Property Fund GP Sàrl

Barings BME GP Sàrl

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

Subsidiaries of MassMutual Investment Holding

MML Management Corporation

MassMutual Asset Finance LLC

Subsidiaries of MML Management Corporation

MassMutual Holding MSC, Inc.

MassMutual International Holding MSC, Inc.

Subsidiaries of MassMutual Asset Finance LLC

MMAF Equipment Finance LLC 2013-A

MMAF Equipment Finance LLC 2014-A

MMAF Equipment Finance LLC 2015-A

MMAF Equipment Finance LLC 2016-A

MMAF Equipment Finance LLC 2017-A

MMAF Equipment Finance LLC 2017-B

MMAF Equipment Finance LLC 2018-A

MMAF Equipment Finance LLC 2019-A

MMAF Equipment Finance LLC 2019-B

Rozier LLC

MMAF Equipment Finance LLC

Information regarding filings of Subsidiaries and Controlled Affiliates

The following presents certain information regarding the Company’s valuation filings for controlled affiliates of the Company:

		As of December 31, 2021
	CUSIP	Gross Value	Non-admitted	Admitted	Latest Filing	2020 Approved Valuation	Filing Code	Valuation Method Disallowed?
	($ in Millions)

MassMutual Holding LLC	57543#-11-8	$17,229	$-	$17,229	09/23/2021	$16,183	Sub-2	No
The MassMutual Trust Co, FSB	57631@-10-5	29	-	29	03/29/2021	26	Sub-2	No
MM Investment Holding		1,789	-	1,789	NA	NA	Sub-1	No
Glidepath Holdings Inc	37930@-10-5	3,588	-	3,588	NA	NA	Sub-1	No
Aggregate Total		$22,635	$-	$22,635		$16,209
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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

19.	Subsequent events

Management of the Company has evaluated subsequent events through February 25, 2022, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the financial statements, except for:

On February 1, 2022, MassMutual issued a $300 million funding agreement with a 2.11% fixed-rate and a 6.5-year maturity.

On February 1, 2022, MassMutual issued a $300 million funding agreement with a 2.26% fixed-rate and a 9-year maturity.

Effective February 1, 2022, approximately $14.2 billion of in force statutory reserves of certain GALIC’s fixed and fixed indexed annuities had been reinsured, on a coinsurance with funds withheld basis to Martello Re, a Bermuda reinsurer focusing on annuities and other investment returns driven products. MassMutual has a noncontrolling interest in Martello Re.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

20.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2021	$6,658,614	$-	$6,658,615	$6,490,508	$(168,107)	$6,490,508	$6,369,198
September 30, 2021	4,061,382	-	4,061,382	3,955,723	(105,659)	3,955,723	3,595,213
June 30, 2021	11,352,643	-	11,352,642	10,386,581	(966,063)	10,386,581	11,323,900
March 31, 2021	11,247,256	-	11,247,257	5,074,493	(6,172,764)	5,074,493	5,237,174
December 31, 2020	16,071,907	-	16,071,907	14,674,300	(1,397,607)	14,674,300	15,473,517
September 30, 2020	21,375,383	-	21,375,383	19,160,250	(2,215,134)	19,160,250	18,862,027
June 30, 2020	10,180,123	-	10,180,123	8,992,610	(1,187,513)	8,992,610	9,249,851
March 31, 2020	24,799,788	-	24,799,788	20,197,344	(4,602,443)	20,197,344	24,683,947
December 31, 2019	3,992,400	-	3,992,400	3,539,281	(453,119)	3,539,281	3,439,138
September 30, 2019	16,909,029	-	16,909,029	15,191,932	(1,717,097)	15,191,932	14,639,756
June 30, 2019	6,980,030	-	6,980,030	6,187,029	(793,001)	6,187,029	7,133,620
March 31, 2019	7,791,000	-	7,791,000	7,634,637	(156,363)	7,634,637	7,683,021
December 31, 2018	4,550,173	-	4,550,173	3,815,559	(734,614)	3,815,559	4,014,514
September 30, 2018	4,320,826	-	4,320,826	3,663,181	(657,645)	3,663,181	3,687,297
June 30, 2018	634,235	-	634,235	279,221	(355,014)	279,221	386,752
March 31, 2018	645,690	-	645,690	488,181	(157,509)	488,181	448,494
December 31, 2017	3,949,513	-	3,949,513	1,958,759	(1,990,754)	1,958,759	2,023,952
September 30, 2017	4,436,542	-	4,436,542	876,942	(3,559,600)	876,942	4,647,683
June 30, 2017	40,538,551	-	40,538,551	39,808,956	(729,595)	39,808,956	60,990,732
March 31, 2017	41,788,380	-	41,788,380	41,391,889	(396,491)	41,391,889	56,156,936
December 31, 2016	42,175,938	-	42,175,938	42,045,721	(130,217)	42,045,721	54,619,477
September 30, 2016	44,266,478	-	44,266,478	41,890,535	(2,375,942)	41,890,535	61,300,066
June 30, 2016	49,097,217	-	49,097,217	48,202,703	(894,514)	48,202,703	63,207,410
March 31, 2016	57,985,071	-	57,985,071	55,783,979	(2,201,092)	55,783,979	70,578,397
December 31, 2015	4,881,394	-	4,881,394	4,783,194	(98,200)	4,783,194	4,728,736
September 30, 2015	50,531,382	-	50,531,382	45,665,859	(4,865,524)	45,665,859	58,523,652
June 30, 2015	66,924,927	-	66,924,927	65,240,585	(1,684,341)	65,240,585	72,953,475
March 31, 2015	17,856,447	-	17,856,447	17,681,510	(174,937)	17,681,510	17,553,999
December 31, 2014	69,225,743	-	69,225,743	68,301,291	(924,452)	68,301,291	79,410,553
September 30, 2014	645,721	-	645,721	604,437	(41,284)	604,437	627,381
June 30, 2014	57,012,606	-	57,012,606	55,422,168	(1,590,438)	55,422,168	75,253,388
March 31, 2014	91,702,041	-	91,702,041	80,744,074	(10,957,967)	80,744,074	97,672,071
December 31, 2013	113,707,951	-	113,707,951	108,815,640	(4,892,311)	108,815,640	111,783,052
September 30, 2013	81,945,730	-	81,945,730	80,589,482	(1,356,248)	80,589,482	77,049,314
June 30, 2013	147,215,936	-	147,215,936	142,140,572	(5,075,365)	142,140,572	130,973,023
March 31, 2013	194,772,025	-	194,772,025	188,372,089	(6,399,936)	188,372,089	176,678,910
December 31, 2012	378,096,660	-	378,096,660	366,323,110	(11,773,550)	366,323,110	333,086,073
September 30, 2012	816,573,456	-	816,573,456	788,350,823	(28,222,633)	788,350,823	697,683,289
June 30, 2012	912,025,937	-	912,025,937	890,494,221	(21,531,716)	890,494,221	708,872,106
March 31, 2012	1,095,018,529	-	1,095,018,529	1,058,132,041	(36,886,488)	1,058,132,041	841,095,013
December 31, 2011	1,090,904,993	-	1,090,904,993	1,056,761,288	(34,143,705)	1,056,761,288	754,310,838
September 30, 2011	762,320,632	-	762,320,632	738,510,048	(23,810,584)	738,510,048	546,494,232
June 30, 2011	1,130,732,656	-	1,130,732,656	1,078,535,670	(52,196,986)	1,078,535,670	839,143,290
March 31, 2011	1,097,705,351	-	1,097,705,351	1,068,852,204	(28,853,147)	1,068,852,204	816,688,348
December 31, 2010	968,742,508	-	968,742,508	950,111,417	(18,631,091)	950,111,417	708,895,637
September 30, 2010	915,728,030	-	915,728,030	889,896,058	(25,831,972)	889,896,058	673,462,493
June 30, 2010	1,362,887,892	-	1,362,887,892	1,335,628,212	(27,259,681)	1,335,628,212	975,241,506
March 31, 2010	1,471,905,696	-	1,471,905,696	1,391,337,543	(80,568,153)	1,391,337,543	1,015,645,802
December 31, 2009	1,349,124,214	-	1,349,124,214	1,290,817,168	(58,307,047)	1,290,817,168	852,088,739
September 30, 2009	2,953,442,689	(106,853,708)	2,846,588,981	2,700,948,264	(145,640,717)	2,700,948,264	1,692,409,640
Totals		$(106,853,708)			$(665,836,328)
98

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104TF8	$59,686	$-	$59,686	$59,300	$-386	$59,300	$49,870
04012XAC9	130,314	-	130,314	122,160	-8,154	122,160	107,581
1248MGAJ3	35,096	-	35,096	34,855	-241	34,855	31,996
35729RAE6	4,028,108	-	4,028,108	3,999,290	-28,818	3,999,290	3,995,059
617463AA2	6,685	-	6,685	5,767	-918	5,767	5,247
61749BAB9	61,698	-	61,698	51,363	-10,335	51,363	60,638
61750FAE0	342,930	-	342,930	319,304	-23,626	319,304	307,808
61750MAB1	3,456	-	3,456	3,113	-343	3,113	3,182
86359DXD4	335,476	-	335,476	308,315	-27,161	308,315	309,361
92926SAB2	558	-	558	494	-64	494	521
45660LYW3	677,413	-	677,413	675,162	-2,251	675,162	630,760
79548KXQ6	51,835	-	51,835	37,121	-14,714	37,121	65,254
92978EAA2	75,569	-	75,569	72,635	-2,934	72,635	72,325
41161PWB5	822,378	-	822,378	776,768	-45,610	776,768	706,114
55274SAM3	27,413	-	27,413	24,861	-2,552	24,861	23,482
Totals	$6,658,614	$-	$6,658,615	$6,490,508	$(168,107)	$6,490,508	$6,369,198

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00442FAB8	$95,903	$-	$95,903	$70,276	$(25,627)	$70,276	$60,821
86359DXD4	359,657	-	359,657	339,761	(19,896)	339,761	337,895
05535DAN4	1,260,315	-	1,260,315	1,255,426	(4,889)	1,255,426	1,020,099
073879QF8	247,750	-	247,750	226,078	(21,672)	226,078	256,430
45660LYW3	907,047	-	907,047	906,647	(400)	906,647	879,977
92978EAA2	110,354	-	110,354	108,384	(1,970)	108,384	106,564
41161PWB5	1,049,397	-	1,049,397	1,023,087	(26,310)	1,023,087	908,082
55274SAM3	30,959	-	30,959	26,064	(4,895)	26,064	25,345
Totals	$4,061,382	$-	$4,061,382	$3,955,723	$(105,659)	$3,955,723	$3,595,213

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104TG6	$751,483	$-	$751,483	$596,747	$(154,736)	$596,747	$700,223
05535DCF9	2,412,525	-	2,412,525	2,168,139	(244,386)	2,168,139	2,608,461
40431KAE0	2,389,667	-	2,389,667	2,348,253	(41,414)	2,348,253	2,745,165
61750FAE0	555,370	-	555,370	534,914	(20,456)	534,914	493,887
86359DXD4	394,726	-	394,726	364,962	(29,764)	364,962	369,964
05535DAN4	1,386,766	-	1,386,766	1,038,889	(347,877)	1,038,889	1,141,961
45660LYW3	959,375	-	959,375	942,757	(16,618)	942,757	927,049
79548KXQ6	121,590	-	121,590	96,976	(24,616)	96,976	97,070
92978EAA2	115,502	-	115,502	112,103	(3,399)	112,103	110,484
41161PWB5	1,112,829	-	1,112,829	1,079,359	(33,470)	1,079,359	969,681
576433H33	1,119,491	-	1,119,491	1,071,784	(47,707)	1,071,784	1,074,403
55274SAM3	33,318	-	33,318	31,698	(1,620)	31,698	85,553
Totals	$11,352,643	$-	$11,352,642	$10,386,581	$(966,063)	$10,386,581	$11,323,900
99

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
36828QQJ8	$5,796,000	$-	$5,796,000	$-	$(5,796,000)	$-	$-
05535DCF9	2,560,946	-	2,560,946	2,505,561	(55,385)	2,505,561	2,647,762
61750FAE0	582,728	-	582,728	558,079	(24,649)	558,079	500,569
18974BAA7	203,962	-	203,962	193,231	(10,731)	193,231	197,038
22540V3F7	124,724	-	124,724	11,082	(113,642)	11,082	3,496
92978EAA2	123,118	-	123,118	119,363	(3,755)	119,363	115,107
41161PWB5	1,183,481	-	1,183,481	1,153,338	(30,143)	1,153,338	1,017,022
12669GXW6	153,925	-	153,925	20,286	(133,639)	20,286	173,435
55274SAM3	38,192	-	38,192	33,418	(4,774)	33,418	84,650
86359DME4	480,180	-	480,180	480,135	(45)	480,135	498,095
Totals	$11,247,256	$-	$11,247,257	$5,074,493	$(6,172,764)	$5,074,493	$5,237,174

 The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$166,318	$-	$166,318	$58,609	$(107,709)	$58,609	$136,619
05535DCF9	2,639,139	-	2,639,139	2,595,116	(44,023)	2,595,116	2,812,127
61750FAE0	594,740	-	594,740	584,887	(9,853)	584,887	530,736
61750MAB1	4,675	-	4,675	4,502	(173)	4,502	4,545
92926SAB2	585	-	585	567	(18)	567	562
124860CB1	21,523	-	21,523	14,872	(6,651)	14,872	17,887
18974BAA7	205,451	-	205,451	204,843	(608)	204,843	186,946
18974BAN9	101,669	-	101,669	101,513	(156)	101,513	98,300
2254W0NK7	89,902	-	89,902	23,726	(66,176)	23,726	94,611
45660LYW3	1,074,456	-	1,074,456	1,035,449	(39,007)	1,035,449	1,020,046
65535VRK6	681,735	-	681,735	601,631	(80,104)	601,631	653,481
79548KXQ6	99,323	-	99,323	98,725	(598)	98,725	92,899
92978EAA2	130,042	-	130,042	125,448	(4,594)	125,448	119,223
23332UBW3	26,310	-	26,310	21,116	(5,193)	21,116	30,347
576433H33	1,207,614	-	1,207,614	1,145,808	(61,806)	1,145,808	1,116,853
125435AA5	1,635,577	-	1,635,577	1,543,519	(92,058)	1,543,519	1,596,490
36298XAA0	6,639,520	-	6,639,520	5,802,921	(836,599)	5,802,921	6,153,831
55274SAM3	61,225	-	61,225	42,760	(18,465)	42,760	93,792
86359DME4	673,784	-	673,784	662,791	(10,993)	662,791	698,159
929227ZF6	18,319	-	18,319	5,496	(12,823)	5,496	16,063
Totals	$16,071,907	$-	$16,071,907	$14,674,300	$(1,397,607)	$14,674,300	$15,473,517
100

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
US05618HAE53	$555,162	$-	$555,162	$387,040	$(168,122)	$387,040	$162,575
00442FAB8	144,957	-	144,957	79,275	(65,682)	79,275	112,060
05535DCF9	2,755,413	-	2,755,413	2,649,186	(106,228)	2,649,186	2,553,142
46630KAA4	191,718	-	191,718	184,342	(7,376)	184,342	179,699
61749BAB9	105,432	-	105,432	91,620	(13,812)	91,620	88,204
61750MAB1	4,837	-	4,837	4,672	(165)	4,672	3,421
92926SAB2	604	-	604	588	(16)	588	438
07384YPP5	12,990	-	12,990	9,466	(3,524)	9,466	35,174
073879QF8	45,111	-	45,111	43,889	(1,222)	43,889	39,772
17307GRU4	104,250	-	104,250	55,590	(48,659)	55,590	91,680
18974BAA7	215,833	-	215,833	212,231	(3,602)	212,231	183,053
18974BAN9	106,359	-	106,359	104,851	(1,507)	104,851	97,631
9393365V1	399,194	-	399,194	394,263	(4,932)	394,263	364,935
23332UBW3	31,650	-	31,650	29,218	(2,432)	29,218	22,244
12669GWN7	849,557	-	849,557	799,224	(50,333)	799,224	782,638
12669GXW6	244,251	-	244,251	233,647	(10,604)	233,647	223,233
32051DCK6	79,208	-	79,208	61,819	(17,389)	61,819	82,998
36298XAA0	7,738,893	-	7,738,893	7,511,130	(227,763)	7,511,130	7,120,125
36298XAB8	7,666,120	-	7,666,120	6,250,751	(1,415,369)	6,250,751	6,539,292
45660LY94	13,115	-	13,115	6,394	(6,721)	6,394	26,528
74951PBT4	110,729	-	110,729	51,052	(59,676)	51,052	153,185
Totals	$21,375,383	$-	$21,375,383	$19,160,250	$(2,215,134)	$19,160,250	$18,862,027

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17307GRU4	$107,326	$-	$107,326	$77,392	$(29,934)	$77,392	$160,449
18974BAA7	245,427	-	245,427	235,230	(10,197)	235,230	201,416
18974BAN9	119,509	-	119,509	114,571	(4,938)	114,571	107,924
362290AC2	220,776	-	220,776	219,541	(1,235)	219,541	307,360
79548KXQ6	172,175	-	172,175	170,007	(2,168)	170,007	130,248
855541AC2	508,940	-	508,940	384,558	(124,383)	384,558	460,800
9393365V1	433,313	-	433,313	415,261	(18,053)	415,261	356,247
45660LY94	28,987	-	28,987	13,258	(15,729)	13,258	21,174
57643QAE5	2,203,118	-	2,203,118	1,819,560	(383,558)	1,819,560	2,367,000
74951PBT4	260,811	-	260,811	143,231	(117,579)	143,231	157,616
86359DMC8	5,799,490	-	5,799,490	5,333,524	(465,966)	5,333,524	4,907,737
92990GAE3	80,251	-	80,251	66,477	(13,773)	66,477	71,880
Totals	$10,180,123	$-	$10,180,123	$8,992,610	$(1,187,513)	$8,992,610	$9,249,851
101

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

 The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$3,012,907	$-	$3,012,907	$2,862,429	$(150,478)	$2,862,429	$2,528,432
24763LFY1	147,758	-	147,758	146,827	(931)	146,827	180,454
45071KDD3	575,329	-	575,329	510,787	(64,542)	510,787	491,576
07384YPP5	33,493	-	33,493	28,061	(5,431)	28,061	46,723
12667GKG7	93,290	-	93,290	83,622	(9,668)	83,622	98,905
17307GRU4	114,325	-	114,325	112,699	(1,625)	112,699	157,144
362290AC2	316,883	-	316,883	225,907	(90,976)	225,907	322,987
59020UW43	214,183	-	214,183	182,719	(31,463)	182,719	200,181
65535VRK6	716,497	-	716,497	699,498	(16,998)	699,498	646,333
75115DAH8	6,842	-	6,842	6,564	(279)	6,564	6,397
76112BUE8	181,578	-	181,578	148,845	(32,733)	148,845	129,998
79548KXQ6	187,063	-	187,063	182,973	(4,090)	182,973	137,728
92926UAC5	136,220	-	136,220	130,734	(5,486)	130,734	130,957
23332UBW3	46,195	-	46,195	32,143	(14,052)	32,143	24,852
12669GWN7	889,281	-	889,281	871,126	(18,155)	871,126	863,235
32051DCK6	88,205	-	88,205	86,848	(1,358)	86,848	89,678
362334CN2	14,634	-	14,634	11,177	(3,457)	11,177	13,996
466247K93	7,584	-	7,584	6,335	(1,249)	6,335	7,318
57645LAA2	18,017,521	-	18,017,521	13,868,050	(4,149,471)	13,868,050	18,607,055
Totals	$24,799,788	$-	$24,799,788	$20,197,344	$(4,602,443)	$20,197,344	$24,683,947

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
24763LFY1	$182,113	$-	$182,113	$160,832	$(21,281)	$160,832	$200,613
05535DAN4	1,930,918	-	1,930,918	1,855,207	(75,711)	1,855,207	1,598,238
07384YPP5	187,700	-	187,700	39,691	(148,009)	39,691	71,760
17307GRU4	164,558	-	164,558	133,524	(31,034)	133,524	229,670
18974BAN9	134,619	-	134,619	125,398	(9,221)	125,398	126,170
65535VRK6	797,949	-	797,949	712,007	(85,942)	712,007	774,700
79548KXQ6	207,254	-	207,254	192,282	(14,972)	192,282	113,588
85554NAG5	194,730	-	194,730	158,214	(36,515)	158,214	187,575
12669FXR9	117,999	-	117,999	114,307	(3,692)	114,307	101,165
23332UBW3	74,561	-	74,561	47,819	(26,742)	47,819	35,659
Totals	$3,992,400	$-	$3,992,400	$3,539,281	$(453,119)	$3,539,281	$3,439,138

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667F2A2	$642,800	$-	$642,800	$484,346	$(158,455)	$484,346	$68,241
32053LAA0	47,447	-	47,447	40,280	(7,167)	40,280	47,846
761118FM5	2,843,393	-	2,843,393	2,789,133	(54,260)	2,789,133	2,918,992
79548KXQ6	297,379	-	297,379	277,239	(20,140)	277,239	60,979
23332UBW3	78,084	-	78,084	76,934	(1,151)	76,934	43,636
576433H33	1,579,401	-	1,579,401	1,448,247	(131,155)	1,448,247	1,448,863
12669GWN7	1,037,688	-	1,037,688	957,205	(80,484)	957,205	936,853
17309FAE8	161,243	-	161,243	129,536	(31,707)	129,536	159,357
36298XAA0	10,097,887	-	10,097,887	8,887,246	(1,210,641)	8,887,246	8,841,272
92990GAE3	86,314	-	86,314	85,680	(634)	85,680	87,117
US74951PBV94	37,392	-	37,392	16,087	(21,305)	16,087	26,602
Totals	$16,909,029	$-	$16,909,029	$15,191,932	$(1,717,097)	$15,191,932	$14,639,756
102

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$4,942	$-	$4,942	$4,899	$(42)	$4,899	$4,344
18974BAN9	143,913	-	143,913	143,911	(2)	143,911	141,999
761118FM5	3,338,972	-	3,338,972	3,276,460	(62,512)	3,276,460	3,468,889
79548KXQ6	335,309	-	335,309	321,864	(13,445)	321,864	218,663
55274SAM3	114,173	-	114,173	79,608	(34,565)	79,608	119,029
57643QAE5	3,042,722	-	3,042,722	2,360,287	(682,436)	2,360,287	3,180,695
Totals	$6,980,030	$-	$6,980,030	$6,187,029	$(793,001)	$6,187,029	$7,133,620

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$5,275	$-	$5,275	$4,933	$(341)	$4,933	$4,989
65106FAG7	232,843	-	232,843	215,726	(17,118)	215,726	6,316
18974BAA7	285,889	-	285,889	270,801	(15,088)	270,801	278,616
18974BAN9	149,774	-	149,774	139,333	(10,441)	139,333	148,234
22541QQR6	1,569	-	1,569	-	(1,569)	-	1
32051GCF0	22,786	-	22,786	(6,720)	(29,507)	(6,720)	17,553
761118FM5	3,259,303	-	3,259,303	3,218,368	(40,935)	3,218,368	3,244,154
17309FAE8	200,512	-	200,512	200,501	(11)	200,501	208,828
466247UG6	467,713	-	467,713	452,359	(15,354)	452,359	459,812
57643QAE5	3,114,325	-	3,114,325	3,109,376	(4,949)	3,109,376	3,256,107
US74951PBV94	51,011	-	51,011	29,960	(21,051)	29,960	58,411
Totals	$7,791,000	$-	$7,791,000	$7,634,637	$(156,362)	$7,634,637	$7,683,021

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65106FAG7	$205,885	$-	$205,885	$17,668	$(188,218)	$17,668	$21,031
18974BAA7	306,428	-	306,428	295,291	(11,137)	295,291	294,986
22541QQR6	28,742	-	28,742	(9,704)	(38,446)	(9,704)	1
32051GCF0	32,493	-	32,493	20,481	(12,012)	20,481	20,063
17309FAE8	203,743	-	203,743	202,326	(1,417)	202,326	201,875
57643QAE5	3,657,695	-	3,657,695	3,177,611	(480,084)	3,177,611	3,365,017
92990GAE3	115,186	-	115,186	111,886	(3,300)	111,886	111,541
Totals	$4,550,173	$-	$4,550,173	$3,815,559	$(734,614)	$3,815,559	$4,014,514

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$3,454,425	$-	$3,454,425	$3,141,048	$(313,377)	$3,141,048	$3,134,409
07384YPP5	321,829	-	321,829	148,884	(172,945)	148,884	132,968
07386HCP4	2,164	-	2,164	(6,255)	(8,418)	(6,255)	320
76110H4M8	1,715	-	1,715	(3,719)	(5,434)	(3,719)	641
79548KXQ6	423,086	-	423,086	383,222	(39,864)	383,222	292,015
939336Z48	117,607	-	117,607	-	(117,607)	-	126,945
Totals	$4,320,826	$-	$4,320,826	$3,663,181	$(657,645)	$3,663,181	$3,687,297
103

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
59020UW43	$337,732	$-	$337,732	$271,686	$(66,046)	$271,686	$354,508
76110H4M8	6,848	-	6,848	1,969	(4,879)	1,969	1,713
863579DV7	289,655	-	289,655	5,567	(284,089)	5,567	30,531
Totals	$634,235	$-	$634,235	$279,221	$(355,014)	$279,221	$386,752

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HEN7	$43,711	$-	$43,711	$2,334	$(41,377)	$2,334	$1,609
79548KXQ6	520,764	-	520,764	476,293	(44,471)	476,293	365,994
45660NZY4	81,215	-	81,215	9,554	(71,661)	9,554	80,891
Totals	$645,690	$-	$645,690	$488,181	$(157,509)	$488,181	$448,494

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
03927RAA2	$2,886,563	$-	$2,886,563	$1,464,907	$(1,421,656)	$1,464,907	$1,481,241
03927RAB0	910,639	-	910,639	363,543	(547,096)	363,543	362,176
07386HCP4	7,995	-	7,995	1,386	(6,609)	1,386	2,673
12669GMS7	25,101	-	25,101	21,923	(3,177)	21,923	21,921
22541QQR6	21,202	-	21,202	12,504	(8,698)	12,504	16,106
2254W0NK7	97,695	-	97,695	94,495	(3,200)	94,495	139,833
86359ACG6	318	-	318	-	(318)	-	2
Totals	$3,949,513	$-	$3,949,513	$1,958,759	$(1,990,754)	$1,958,759	$2,023,952

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541NMA4	$42,273	$-	$42,273	$41,434	$(839)	$41,434	$41,095
22541NMB2	11,869	-	11,869	11,634	(234)	11,634	11,535
22541SSD1	12,232	-	12,232	20	(12,213)	20	5,978
52108MDP5	3,497,947	-	3,497,947	-	(3,497,947)	-	1,925,413
55274SAM3	167,196	-	167,196	153,991	(13,206)	153,991	179,429
76110W4J2	1,131	-	1,131	229	(902)	229	556
88157QAL2	686,945	-	686,945	660,921	(26,024)	660,921	2,125,943
89789KAC9	16,949	-	16,949	8,714	(8,235)	8,714	357,735
Totals	$4,436,542	$-	$4,436,542	$876,942	$(3,559,600)	$876,942	$4,647,683

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$4,413	$-	$4,413	$2,326	$(2,087)	$2,326	$4,073
86358RLG0	3,485	-	3,485	2,670	(815)	2,670	30,171
86359ACG6	16,324	-	16,324	2	(16,322)	2	2
88157QAL2	774,182	-	774,182	675,599	(98,583)	675,599	1,947,675
89789KAC9	17,294	-	17,294	8,920	(8,374)	8,920	356,047
77277LAF4	22,514,590	-	22,514,590	22,167,493	(347,097)	22,167,493	34,318,674
77277LAH0	1,135,088	-	1,135,088	1,118,159	(16,929)	1,118,159	2,738,435
77277LAJ6	16,073,175	-	16,073,175	15,833,787	(239,388)	15,833,787	21,595,653
Totals	$40,538,551	$-	$40,538,551	$39,808,956	$(729,595)	$39,808,956	$60,990,732
104

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17307GH76	$274,894	$-	$274,894	$44,730	$(230,163)	$44,730	$152,777
22541QJR4	11,175	-	11,175	54	(11,122)	54	6,866
32051DCK6	182,177	-	182,177	160,728	(21,449)	160,728	179,180
55274SAM3	225,790	-	225,790	209,839	(15,951)	209,839	218,832
86358RA23	1,326,199	-	1,326,199	1,253,636	(72,563)	1,253,636	1,289,099
86359ACG6	6,287	-	6,287	49	(6,239)	49	2
US77277LAF40	22,537,014	-	22,537,014	22,514,590	(22,424)	22,514,590	31,699,907
US77277LAH06	1,136,182	-	1,136,182	1,135,088	(1,094)	1,135,088	2,662,526
US77277LAJ61	16,088,661	-	16,088,661	16,073,175	(15,486)	16,073,175	19,947,746
Totals	$41,788,380	$-	$41,788,380	$41,391,889	$(396,491)	$41,391,889	$56,156,936
105

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Policy Owners of Massachusetts Mutual Variable Life Separate Account I:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the divisions listed in Appendix A that comprise Massachusetts Mutual Variable Life Separate Account I (collectively, “the Separate Account”), as of December 31, 2021, the related statements of operations and changes in net assets for each of the years or periods (as described in the Appendix) in the two-year period then ended, and the related notes including the financial highlights in Note 8 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each division as of December 31, 2021, and the results of their operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the MassMutual Separate Accounts’ auditor since 2004.

Boston, Massachusetts

March 8, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.
F-1

Appendix A

Unless noted otherwise, the statements of operations and changes in net assets for each of the years in the two-year period ended December 31, 2021.

Divisions	Divisions

American Century VP Capital Appreciation Division

American Century VP Disciplined Core Value Division

American Century VP Inflation Protection Division

American Century VP International Division

American Century VP Value Division

American Funds® Asset Allocation Division

American Funds® Growth-Income Division

BlackRock High Yield V.I. Division

BlackRock Small Cap Index V.I. Division

BlackRock Small Cap Index V.I. Division (Class III)**

BlackRock Total Return V.I. Division

BNY Mellon Mid Cap Stock Division

Delaware Ivy VIP Asset Strategy Division (Class I)*,***

Delaware Ivy VIP Asset Strategy Division (Class II)*

Delaware Ivy VIP Science and Technology Division*

Delaware VIP® Emerging Markets Division

Delaware VIP® Small Cap Value Division

DWS Small Cap Index Division

Eaton Vance VT Floating-Rate Income Division

Fidelity® VIP Bond Index Division

Fidelity® VIP Contrafund® Division (Initial Class)

Fidelity® VIP Contrafund® Division (Service Class)

Fidelity® VIP Extended Market Index Division

Fidelity® VIP Freedom 2020 Division

Fidelity® VIP Freedom 2025 Division

Fidelity® VIP Freedom 2030 Division

Fidelity® VIP Freedom 2035 Division

Fidelity® VIP Freedom 2040 Division

Fidelity® VIP Freedom 2050 Division

Fidelity® VIP Growth Division

Fidelity® VIP International Index Division

Fidelity® VIP International Index Division (Service Class II)**

Fidelity® VIP Real Estate Division

Fidelity® VIP Total Market Index Division

Franklin Mutual Global Discovery VIP Division

Franklin Small Cap Value VIP Division

Franklin Strategic Income VIP Division***

Goldman Sachs Core Fixed Income Division

Goldman Sachs International Equity Insights Division

Goldman Sachs Large Cap Value Division

Goldman Sachs Mid Cap Value Division

Goldman Sachs Small Cap Equity Insights Division

Goldman Sachs Strategic Growth Division

Goldman Sachs U.S. Equity Insights Division

Invesco Oppenheimer International

Growth Division

Invesco V.I. American Franchise Division***

Invesco V.I. Capital Appreciation Division*

Invesco V.I. Comstock Division

Invesco V.I. Conservative Balanced Division*

Invesco V.I. Core Bond Division *

Invesco V.I. Discovery Mid Cap Division *

Invesco V.I. Diversified Dividend Division

Invesco V.I. Global Division *

Invesco V.I. Global Real Estate Division

Invesco V.I. Global Strategic Income Division *

Invesco V.I. Health Care Division

Invesco V.I International Growth Division

Invesco V.I. Main Street Division *

Invesco V.I. Main Street Small Cap Division *

Invesco V.I. Small Cap Equity Division

Invesco V.I. Technology Division

Invesco V.I. U.S. Government Money Division *

Janus Henderson Balanced Division (Institutional Class)

Janus Henderson Balanced Division (Service Class)

Janus Henderson Forty Division (Institutional Class)

Janus Henderson Forty Division (Service Class)

Janus Henderson Global Research Division (Institutional Class)

Janus Henderson Global Research Division (Service Class)

F-2

Divisions	Divisions

JP Morgan Insurance Trust U.S. Equity Division

Lord Abbett Developing Growth Division

MFS® Blended Research Core Equity Division

MFS® Global Real Estate Division***

MFS® Government Securities Division***

MFS® Growth Division

MFS® International Intrinsic Value Division

MFS® Investors Trust Division

MFS® Mid Cap Value Division

MFS® New Discovery Division

MFS® Research Division

MFS® Utilities Division

MFS® Value Division

MML Aggressive Allocation Division

MML American Funds Core Allocation Division

MML American Funds Growth Division

MML American Funds International Division

MML Balanced Allocation Division

MML Blend Division

MML Blue Chip Growth Division

MML Conservative Allocation Division

MML Dynamic Bond Division

MML Equity Division

MML Equity Income Division

MML Equity Index Division (Class II)

MML Equity Index Division (Class III)

MML Equity Index Division (Service Class I)

MML Focused Equity Division

MML Foreign Division

MML Fundamental Equity Division

MML Fundamental Value Division

MML Global Division (Service Class I)

MML Global Division (Class II)

MML Growth & Income Division

MML Growth Allocation Division

MML High Yield Division

MML Income & Growth Division

MML Inflation-Protected and Income Division

MML International Equity Division

MML Large Cap Growth Division

MML Managed Bond Division

MML Managed Volatility Division

MML Mid Cap Growth Division

MML Mid Cap Value Division

MML Moderate Allocation Division

MML Short-Duration Bond Division

MML Small Cap Equity Division

MML Small Cap Growth Equity Division

MML Small Company Value Division

MML Small/Mid Cap Value Division

MML Strategic Emerging Markets Division

MML Total Return Bond Division

MML U.S. Government Money Market Division

Oppenheimer Global Multi-Alternatives Division****

PIMCO Commodity Real Return® Strategy Division

PIMCO Global Bond Opportunities Division

PIMCO High Yield Division

PIMCO Real Return Division

PIMCO Total Return Division

T. Rowe Price All-Cap Opportunities Division *

T. Rowe Price Blue Chip Growth Division

T. Rowe Price Equity Income Division

T. Rowe Price Limited-Term Bond Division

T. Rowe Price Mid-Cap Growth Division

Templeton Foreign VIP Division

Templeton Global Bond VIP Division

Vanguard VIF Global Bond Index Division

Vanguard VIF Mid-Cap Index Division

Vanguard VIF Real Estate Index Division

Voya International Index Division

Voya Russell™ Mid Cap Index Division

Voya Russell™ Small Cap Index Division

VY® Clarion Global Real Estate Division

* See Note 2 to the financial statements for previous name of this division.

F-3

** Statements of operations and changes in net assets for the period from May 3, 2021 to December 31, 2021.

*** Statements of operations and changes in net assets for the year ended December 21, 2021.

**** Financial highlights for the period from January 1, 2019 through April 29, 2019 and each of the years in the two-year period ended December 31, 2018.

F-4

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	American Century VP Capital Appreciation Division	American Century VP Disciplined Core Value Division	American Century VP Inflation Protection Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	BlackRock High Yield V.I. Division
ASSETS
Investments
Number of shares	61,969	3,528,181	3,231	120,488	1,225,832	967,360	745,265	20,134
Identified cost	$904,775	$33,060,927	$36,779	$1,680,507	$12,753,669	$22,889,902	$37,823,342	$153,425
Value	$1,158,825	$37,822,097	$36,903	$1,790,459	$16,757,130	$27,801,925	$49,515,380	$152,820
Dividends receivable	-	-	-	-	-	-	-	580
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	2	-	-	-	-
Total assets	1,158,825	37,822,097	36,903	1,790,461	16,757,130	27,801,925	49,515,380	153,400
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	1	10	-	-	59	59	48	1
NET ASSETS	$1,158,824	$37,822,087	$36,903	$1,790,461	$16,757,071	$27,801,866	$49,515,332	$153,399
Outstanding units
Policy owners	521,624	8,771,675	29,243	1,039,229	3,719,350	6,513,177	9,062,804	118,064
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	3.57	-	-	5.79	-	-	-
Variable Life Select	-	3.77	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	3.75	-	-	4.44	-	-	-
Survivorship Variable Universal Life	-	4.66	-	-	5.07	4.70	6.39	-
Variable Universal Life	-	4.04	-	-	4.80	4.44	6.04	-
Strategic Variable Life® Plus	-	3.36	-	1.98	5.44	-	-	-
Survivorship Variable Universal Life II	-	3.70	-	-	5.07	4.70	6.39	-
Variable Universal Life II
Tier 1	-	3.75	-	-	4.62	4.28	5.82	-
Tier 2	-	4.65	-	-	4.38	4.24	5.38	-
VUL GuardSM
Tier 1	-	5.17	-	-	4.84	4.48	6.09	-
Tier 2	-	4.25	-	-	4.00	3.88	4.92	-
Tier 3	-	4.06	-	-	3.82	3.70	4.70	-
Tier 4	-	4.13	-	-	3.89	3.77	4.79	-
Tier 5	-	4.45	-	-	4.18	4.06	5.15	-
Survivorship VUL GuardSM
Tier 1	-	3.84	-	-	3.50	3.58	4.54	-
Tier 2	-	3.90	-	-	3.56	3.64	4.62	-
Tier 3	-	3.97	-	-	3.63	3.70	4.70	-
Tier 4	-	3.97	-	-	3.63	3.70	4.70	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	2.22	-	1.26	1.68	-	-	-	1.30
APEX VUL	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

F-5

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	BlackRock Small Cap Index V.I. Division	BlackRock Small Cap Index V.I. Division	BlackRock Total Return V.I. Division	BNY Mellon MidCap Stock Division	Delaware Ivy VIP Asset Strategy Division	Delaware Ivy VIP Asset Strategy Division	Delaware Ivy VIP Science and Technology Division	Delaware VIP® Emerging Markets Division
		(Class III)			(Class I)	(Class II)
ASSETS
Investments
Number of shares	25,121	114	22,393	9,631	53	18,239	1,486	9,436
Identified cost	$364,085	$1,727	$270,537	$216,441	$562	$183,945	$51,828	$272,764
Value	$329,081	$1,493	$268,265	$237,311	$540	$185,834	$43,842	$266,571
Dividends receivable	-	-	533	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	6	1	-	-	-	-
Total assets	329,081	1,493	268,804	237,312	540	185,834	43,842	266,571
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	1
NET ASSETS	$329,081	$1,493	$268,804	$237,312	$540	$185,834	$43,842	$266,570
Outstanding units
Policy owners	266,372	1,508	227,326	157,431	468	115,137	17,479	183,036
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	-
Variable Universal Life II
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Tier 5	-	-	-	-	-	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	1.62	-	-
MassMutual ElectrumSM	-	0.99	1.18	1.51	-	1.58	2.51	1.46
APEX VUL	1.24	-	-	-	1.15	-	-	-

See Notes to Financial Statements.

F-6

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	Delaware VIP® Small Cap Value Division	DWS Small Cap Index Division	Eaton Vance VT Floating-Rate Income Division	Fidelity® VIP Bond Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2020 Division
					(Initial Class)	(Service Class)
ASSETS
Investments
Number of shares	10,736	636,661	4,739	17,446	2,148,666	179,861	13,451	879
Identified cost	$457,386	$10,105,529	$43,185	$195,262	$83,864,342	$6,547,715	$199,134	$12,662
Value	$485,921	$11,860,985	$43,074	$192,260	$116,780,000	$9,712,507	$190,869	$13,517
Dividends receivable	-	-	7	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	485,921	11,860,985	43,081	192,260	116,780,000	9,712,507	190,869	13,517
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	50	-	3	42	1	4	-
NET ASSETS	$485,921	$11,860,935	$43,081	$192,257	$116,779,958	$9,712,506	$190,865	$13,517
Outstanding units
Policy owners	326,567	2,454,100	37,104	197,399	16,632,193	1,563,644	148,046	8,901
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	7.01	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	6.62	-	-
Survivorship Variable Universal Life	-	5.27	-	-	9.18	-	-	-
Variable Universal Life	-	4.76	-	-	7.52	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	7.05	-	-
Survivorship Variable Universal Life II	-	5.08	-	-	6.65	-	-	-
Variable Universal Life II
Tier 1	-	4.83	-	-	7.03	-	-	-
Tier 2	-	4.83	-	-	7.40	-	-	-
VUL GuardSM
Tier 1	-	6.17	-	-	8.42	-	-	-
Tier 2	-	4.41	-	-	6.76	-	-	-
Tier 3	-	4.21	-	-	6.46	-	-	-
Tier 4	-	4.29	-	-	6.58	-	-	-
Tier 5	-	4.61	-	-	7.07	-	-	-
Survivorship VUL GuardSM
Tier 1	-	4.22	-	-	6.26	-	-	-
Tier 2	-	4.29	-	-	6.37	-	-	-
Tier 3	-	4.36	-	-	6.48	-	-	-
Tier 4	-	4.36	-	-	6.48	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	6.22	-	-	-
Tier 2	-	-	-	-	6.30	-	-	-
Tier 3	-	-	-	-	6.39	-	-	-
Tier 4	-	-	-	-	6.69	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	2.65	-	-
MassMutual ElectrumSM	1.49	-	1.16	-	2.24	-	-	1.52
APEX VUL	-	-	-	0.97	1.33	-	1.29	-

See Notes to Financial Statements.

F-7

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Growth Division	Fidelity® VIP International Index Division	Fidelity® VIP International Index Division
(Service Class II)
ASSETS
Investments
Number of shares	34,778	7,108	30,688	4,686	8,960	8,458	20,561	1,188
Identified cost	$614,887	$127,771	$917,349	$135,671	$235,000	$752,953	$241,811	$13,988
Value	$617,664	$127,084	$919,419	$135,749	$235,564	$860,163	$235,425	$13,554
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	1	-	-	-	-	-	-	-
Total assets	617,665	127,084	919,419	135,749	235,564	860,163	235,425	13,554
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	1	2	1	-
NET ASSETS	$617,665	$127,084	$919,419	$135,749	$235,563	$860,161	$235,424	$13,554
Outstanding units
Policy owners	394,002	77,802	531,977	76,059	131,990	282,918	208,568	13,454
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	4.00	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	-
Variable Universal Life II
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Tier 5	-	-	-	-	-	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.57	1.63	1.73	1.78	1.78	2.67	-	1.01
APEX VUL	-	-	-	-	-	-	1.13	-

See Notes to Financial Statements.

F-8

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	Fidelity® VIP Real Estate Division	Fidelity® VIP Total Market Index Division	Franklin Mutual Global Discovery VIP Division	Franklin Small Cap Value VIP Division	Franklin Strategic Income VIP Division	Goldman Sachs Core Fixed Income Division	Goldman Sachs International Equity Insights Division	Goldman Sachs Large Cap Value Division
ASSETS
Investments
Number of shares	9,624	16,010	99	1,090,999	781	80,875	17,375	742
Identified cost	$197,707	$269,907	$1,654	$15,609,562	$7,988	$906,681	$155,175	$6,995
Value	$228,180	$278,570	$1,942	$19,136,114	$7,989	$900,136	$159,158	$7,396
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	228,180	278,570	1,942	19,136,114	7,989	900,136	159,158	7,396
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	1	-	45	-	-	1	19
NET ASSETS	$228,180	$278,569	$1,942	$19,136,069	$7,989	$900,136	$159,157	$7,377
Outstanding units
Policy owners	150,950	211,399	1,509	3,602,625	7,066	772,752	90,678	2,031
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	3.68
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	6.56	-	-	-	-
Variable Universal Life	-	-	-	6.20	-	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	1.93	3.34
Survivorship Variable Universal Life II	-	-	-	6.56	-	-	-	-
Variable Universal Life II
Tier 1	-	-	-	5.98	-	-	-	-
Tier 2	-	-	-	5.30	-	-	-	-
VUL GuardSM
Tier 1	-	-	-	6.26	-	-	-	-
Tier 2	-	-	-	4.84	-	-	-	-
Tier 3	-	-	-	4.63	-	-	-	-
Tier 4	-	-	-	4.71	-	-	-	-
Tier 5	-	-	-	5.07	-	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	4.22	-	-	-	-
Tier 2	-	-	-	4.30	-	-	-	-
Tier 3	-	-	-	4.37	-	-	-	-
Tier 4	-	-	-	4.37	-	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.51	-	1.29	1.58	1.13	1.16	1.30	-
APEX VUL	-	1.32	-	-	-	-	-	-

See Notes to Financial Statements.

F-9

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	Goldman Sachs Mid Cap Value Division	Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Strategic Growth Division	Goldman Sachs U.S. Equity Insights Division	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. American Franchise Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Comstock Division
ASSETS
Investments
Number of shares	107,674	4,302	824,156	9,595	11,374,632	2,756	1,303,623	3,148
Identified cost	$1,819,729	$60,485	$11,000,808	$149,684	$28,707,950	$245,220	$75,381,247	$51,056
Value	$2,101,794	$56,264	$13,705,710	$192,483	$33,213,925	$244,305	$106,714,542	$66,549
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	2,101,794	56,264	13,705,710	192,483	33,213,925	244,305	106,714,542	66,549
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	3	-	55	16	64	-	53	-
NET ASSETS	$2,101,791	$56,264	$13,705,655	$192,467	$33,213,861	$244,305	$106,714,489	$66,549
Outstanding units
Policy owners	242,304	33,413	2,152,874	42,914	8,482,553	107,285	17,159,403	39,987
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	9.86	-	6.71	5.40	4.61	-	13.53	-
Variable Life Select	-	-	-	-	-	-	12.43	-
Strategic Group Variable Universal Life®	-	-	-	-	4.50	-	6.64	-
Survivorship Variable Universal Life	-	-	5.78	-	3.67	-	6.59	-
Variable Universal Life	-	-	4.62	-	3.45	-	5.59	-
Strategic Variable Life® Plus	9.13	-	5.52	4.46	4.12	-	5.38	-
Survivorship Variable Universal Life II	-	-	4.93	-	3.67	-	4.00	-
Variable Universal Life II
Tier 1	-	-	5.08	-	3.13	-	4.00	-
Tier 2	-	-	7.15	-	4.35	-	5.62	-
VUL GuardSM
Tier 1	-	-	7.64	-	5.96	-	6.30	-
Tier 2	-	-	6.53	-	3.97	-	5.13	-
Tier 3	-	-	6.24	-	3.80	-	4.90	-
Tier 4	-	-	6.35	-	3.87	-	4.99	-
Tier 5	-	-	6.83	-	4.16	-	5.37	-
Survivorship VUL GuardSM
Tier 1	-	-	6.14	-	3.80	-	4.90	-
Tier 2	-	-	6.25	-	3.86	-	4.99	-
Tier 3	-	-	6.35	-	3.93	-	5.08	-
Tier 4	-	-	6.35	-	3.93	-	5.08	-
Variable Universal Life III
Tier 1	-	-	-	-	3.46	-	6.06	-
Tier 2	-	-	-	-	3.50	-	6.14	-
Tier 3	-	-	-	-	3.55	-	6.22	-
Tier 4	-	-	-	-	3.71	-	6.51	-
Strategic Group Variable Universal Life® II	-	-	-	-	1.71	-	-	-
MassMutual ElectrumSM	1.78	1.68	-	-	1.52	2.28	-	1.66
APEX VUL	-	-	-	-	1.16	-	-	-

See Notes to Financial Statements.

F-10

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	Invesco V.I. Conservative Balanced Division	Invesco V.I. Core Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Real Estate Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division
ASSETS
Investments
Number of shares	99,351	2,059,222	789,519	89,544	2,387,366	2,426	4,944,027	149,689
Identified cost	$1,551,457	$16,360,820	$65,794,157	$2,346,612	$98,305,933	$40,659	$23,864,456	$4,450,313
Value	$1,841,960	$16,061,932	$90,502,575	$2,670,192	$136,605,068	$43,642	$22,000,920	$5,068,473
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	1,841,960	16,061,932	90,502,575	2,670,192	136,605,068	43,642	22,000,920	5,068,473
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	3	65	58	84	83	-	91	46
NET ASSETS	$1,841,957	$16,061,867	$90,502,517	$2,670,108	$136,604,985	$43,642	$22,000,829	$5,068,427
Outstanding units
Policy owners	657,847	10,437,422	13,755,137	1,330,527	18,919,597	32,576	9,913,403	979,583
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$4.89	$-	$-	$-
Large Case Variable Life Plus	-	-	11.29	-	13.15	-	0.84	-
Strategic Variable Life®	4.52	2.26	11.02	-	14.31	-	3.69	-
Variable Life Select	-	-	10.06	-	13.03	-	3.44	-
Strategic Group Variable Universal Life®	2.80	1.73	5.81	-	8.65	-	2.58	-
Survivorship Variable Universal Life	-	1.63	6.07	2.11	8.95	-	2.80	5.76
Variable Universal Life	-	1.71	5.80	1.99	8.17	-	2.64	5.45
Strategic Variable Life® Plus	2.72	1.66	5.32	-	7.87	-	2.59	-
Survivorship Variable Universal Life II	-	1.82	3.06	2.11	5.11	-	2.74	5.76
Variable Universal Life II
Tier 1	-	1.49	4.58	1.92	5.14	-	2.39	5.25
Tier 2	-	1.42	6.30	1.79	5.95	-	2.09	5.32
VUL GuardSM
Tier 1	-	1.36	7.31	2.01	7.47	-	2.12	5.50
Tier 2	-	1.29	5.75	1.64	5.43	-	1.91	4.86
Tier 3	-	1.24	5.50	1.57	5.19	-	1.83	4.64
Tier 4	-	1.26	5.60	1.59	5.29	-	1.86	4.72
Tier 5	-	1.35	6.02	1.71	5.68	-	2.00	5.08
Survivorship VUL GuardSM
Tier 1	-	1.20	5.55	1.53	5.04	-	1.78	4.44
Tier 2	-	1.22	5.65	1.55	5.12	-	1.81	4.52
Tier 3	-	1.24	5.75	1.58	5.21	-	1.84	4.60
Tier 4	-	1.24	5.75	1.58	5.21	-	1.84	4.60
Variable Universal Life III
Tier 1	-	-	7.12	3.07	5.07	-	1.72	4.50
Tier 2	-	-	7.22	3.11	5.14	-	1.75	4.56
Tier 3	-	-	7.31	3.15	5.20	-	1.77	4.62
Tier 4	-	-	7.66	3.30	5.45	-	1.85	4.84
Strategic Group Variable Universal Life® II	-	-	2.88	-	2.24	-	1.18	-
MassMutual ElectrumSM	-	-	2.46	1.43	1.94	1.34	1.08	-
APEX VUL	-	-	1.27	-	1.23	-	0.99	-

See Notes to Financial Statements.

F-11

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	Invesco V.I. International Growth Division	Invesco V.I. Main Street Division	Invesco V.I. Main Street Small Cap Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Invesco V.I. U.S. Government Money Division	Janus Henderson Balanced Division	Janus Henderson Balanced Division
							(Institutional Class)	(Service Class)
ASSETS
Investments
Number of shares	146	1,063,649	113,893	1	224,302	3,862,250	31	141,962
Identified cost	$6,069	$31,361,887	$2,750,791	$23	$6,837,787	$3,862,250	$1,422	$5,647,952
Value	$6,047	$38,110,558	$3,584,204	$26	$8,541,410	$3,862,250	$1,552	$7,543,868
Dividends receivable	-	-	-	-	-	1	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	10	-	-
Total assets	6,047	38,110,558	3,584,204	26	8,541,410	3,862,261	1,552	7,543,868
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	61	3	-	39	-	8	50
NET ASSETS	$6,047	$38,110,497	$3,584,201	$26	$8,541,371	$3,862,261	$1,544	$7,543,818
Outstanding units
Policy owners	4,216	7,949,023	435,729	15	1,520,936	3,019,741	357	1,573,599
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	11.33	8.90	-	-	1.60	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	4.74	8.13	-	-	1.29	-	-
Survivorship Variable Universal Life	-	4.82	-	-	3.77	-	-	5.14
Variable Universal Life	-	3.86	-	-	3.54	-	-	4.86
Strategic Variable Life® Plus	-	4.49	8.34	-	-	1.25	4.33	-
Survivorship Variable Universal Life II	-	4.12	-	-	3.77	-	-	5.14
Variable Universal Life II
Tier 1	-	4.23	-	-	3.02	-	-	4.68
Tier 2	-	5.25	-	-	6.13	-	-	4.85
VUL GuardSM
Tier 1	-	5.78	-	-	7.79	-	-	4.91
Tier 2	-	4.79	-	-	5.60	-	-	4.43
Tier 3	-	4.58	-	-	5.35	-	-	4.23
Tier 4	-	4.66	-	-	5.45	-	-	4.31
Tier 5	-	5.01	-	-	5.86	-	-	4.63
Survivorship VUL GuardSM
Tier 1	-	4.48	-	-	6.30	-	-	4.19
Tier 2	-	4.56	-	-	6.41	-	-	4.26
Tier 3	-	4.64	-	-	6.52	-	-	4.33
Tier 4	-	4.64	-	-	6.52	-	-	4.33
Variable Universal Life III
Tier 1	-	5.26	-	-	7.49	-	-	-
Tier 2	-	5.33	-	-	7.59	-	-	-
Tier 3	-	5.41	-	-	7.69	-	-	-
Tier 4	-	5.66	-	-	8.05	-	-	-
Strategic Group Variable Universal Life® II	-	2.28	-	-	-	-	-	-
MassMutual ElectrumSM	1.43	1.88	-	1.79	-	-	-	-
APEX VUL	-	1.32	-	-	-	-	-	-

See Notes to Financial Statements.

F-12

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	Janus Henderson Forty Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division	Lord Abbett Developing Growth Division	MFS® Blended Research Core Equity Division	MFS® Global Real Estate Division
	(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)
ASSETS
Investments
Number of shares	577,257	7,577	180,620	5,585	13,801	7,138	4,403	6,650
Identified cost	$25,187,196	$359,991	$8,527,687	$310,590	$542,729	$299,517	$292,560	$103,499
Value	$35,645,603	$429,179	$12,874,567	$387,099	$632,932	$246,975	$301,718	$127,749
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	4	-	-	-	1	-	-	1
Total assets	35,645,607	429,179	12,874,567	387,099	632,933	246,975	301,718	127,750
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	34	15	48	-	-	-	-
NET ASSETS	$35,645,607	$429,145	$12,874,552	$387,051	$632,933	$246,975	$301,718	$127,750
Outstanding units
Policy owners	4,195,530	46,358	4,552,323	106,715	284,033	91,390	152,245	74,086
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	6.06	-	2.08	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	5.80	-	2.01	-	-	-	-	-
Strategic Variable Life® Plus	5.70	-	1.96	-	-	-	-	-
Survivorship Variable Universal Life II	6.19	-	2.15	-	-	-	-	-
Variable Universal Life II
Tier 1	7.56	-	2.62	-	-	-	-	-
Tier 2	10.58	-	3.98	-	-	-	-	-
VUL GuardSM
Tier 1	-	10.58	-	4.27	-	-	-	-
Tier 2	-	9.24	-	3.47	-	-	-	-
Tier 3	-	8.83	-	3.32	-	-	-	-
Tier 4	-	8.99	-	3.38	-	-	-	-
Tier 5	-	9.66	-	3.63	-	-	-	-
Survivorship VUL GuardSM
Tier 1	-	8.39	-	3.45	-	-	-	-
Tier 2	-	8.54	-	3.51	-	-	-	-
Tier 3	-	8.69	-	3.57	-	-	-	-
Tier 4	-	8.69	-	3.57	-	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	-	-	-	-	2.23	2.70	1.98	1.72
APEX VUL	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

F-13

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	MFS® Government Securities Division	MFS® Growth Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Research Division	MFS® Utilities Division
ASSETS
Investments
Number of shares	11	47,379	15,332	24,065	6,785	378,179	29,217	561
Identified cost	$139	$2,702,465	$535,577	$834,130	$70,640	$8,095,990	$806,780	$19,525
Value	$138	$3,760,012	$576,797	$1,076,196	$75,246	$8,811,577	$1,127,483	$21,495
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	1	-	-	-	-	-
Total assets	138	3,760,012	576,798	1,076,196	75,246	8,811,577	1,127,483	21,495
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	15	-	34	-	49	11	-
NET ASSETS	$138	$3,759,997	$576,798	$1,076,162	$75,246	$8,811,528	$1,127,472	$21,495
Outstanding units
Policy owners	123	809,969	347,117	181,956	44,329	1,172,331	236,993	13,528
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	7.71	-	-	-	10.65	5.61	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	6.05	-	-	-	8.27	4.53	-
Survivorship Variable Universal Life	-	-	-	6.53	-	8.67	-	-
Variable Universal Life	-	-	-	6.17	-	8.20	-	-
Strategic Variable Life® Plus	-	6.38	-	-	-	9.16	4.82	-
Survivorship Variable Universal Life II	-	-	-	6.53	-	8.67	-	-
Variable Universal Life II
Tier 1	-	-	-	5.95	-	7.90	-	-
Tier 2	-	-	-	5.87	-	6.70	-	-
VUL GuardSM
Tier 1	-	-	-	6.23	-	8.27	-	-
Tier 2	-	-	-	5.36	-	6.12	-	-
Tier 3	-	-	-	5.13	-	5.85	-	-
Tier 4	-	-	-	5.22	-	5.95	-	-
Tier 5	-	-	-	5.61	-	6.40	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	5.04	-	6.90	-	-
Tier 2	-	-	-	5.13	-	7.02	-	-
Tier 3	-	-	-	5.21	-	7.14	-	-
Tier 4	-	-	-	5.21	-	7.14	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.12	2.59	1.66	-	1.70	-	-	1.59
APEX VUL	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

F-14

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	MFS® Value Division	MML Aggressive Allocation Division	MML American Funds Core Allocation Division	MML American Funds Growth Division	MML American Funds International Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division
ASSETS
Investments
Number of shares	157,457	442,861	31,107	81,651	13,930	212,695	1,702,505	923,106
Identified cost	$3,697,136	$4,536,910	$399,634	$1,723,796	$148,481	$2,175,307	$36,311,232	$17,294,239
Value	$3,892,337	$5,181,472	$411,239	$1,838,784	$145,430	$2,314,118	$35,476,370	$19,957,553
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	2	-	-	-	-
Total assets	3,892,337	5,181,472	411,239	1,838,786	145,430	2,314,118	35,476,370	19,957,553
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	2	6	1	-	-	17	40	17
NET ASSETS	$3,892,335	$5,181,466	$411,238	$1,838,786	$145,430	$2,314,101	$35,476,330	$19,957,536
Outstanding units
Policy owners	2,366,296	1,492,725	282,702	1,198,749	118,537	1,085,648	7,024,572	4,454,514
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$13.39	$-
Large Case Variable Life Plus	-	-	-	-	-	-	11.09	-
Strategic Variable Life®	-	-	-	-	-	-	6.54	3.33
Variable Life Select	-	-	-	-	-	-	6.09	-
Strategic Group Variable Universal Life®	-	2.51	-	-	-	1.93	-	4.22
Survivorship Variable Universal Life	-	-	-	-	-	-	4.13	4.88
Variable Universal Life	-	-	-	-	-	-	3.74	3.40
Strategic Variable Life® Plus	-	-	-	-	-	-	3.67	3.13
Survivorship Variable Universal Life II	-	-	-	-	-	-	3.96	3.63
Variable Universal Life II
Tier 1	-	-	-	-	-	-	3.69	4.22
Tier 2	-	-	-	-	-	-	4.23	6.37
VUL GuardSM
Tier 1	-	-	-	-	-	-	4.41	6.82
Tier 2	-	-	-	-	-	-	3.86	5.82
Tier 3	-	-	-	-	-	-	3.69	5.56
Tier 4	-	-	-	-	-	-	3.76	5.66
Tier 5	-	-	-	-	-	-	4.04	6.09
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	-	3.59	5.71
Tier 2	-	-	-	-	-	-	3.66	5.81
Tier 3	-	-	-	-	-	-	3.72	5.92
Tier 4	-	-	-	-	-	-	3.72	5.92
Variable Universal Life III
Tier 1	-	4.02	-	-	-	2.80	-	8.19
Tier 2	-	4.07	-	-	-	2.84	-	8.30
Tier 3	-	4.13	-	-	-	2.88	-	8.41
Tier 4	-	4.32	-	-	-	3.01	-	8.80
Strategic Group Variable Universal Life® II	-	1.90	1.75	3.27	1.54	1.59	1.88	2.84
MassMutual ElectrumSM	1.64	1.63	1.52	2.66	1.32	1.43	1.64	2.38
APEX VUL	-	1.21	1.16	1.32	1.05	1.12	1.18	1.20

See Notes to Financial Statements.

F-15

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Equity Index Division	MML Equity Index Division	MML Focused Equity Division
					(Service Class I)	(Class II)	(Class III)
ASSETS
Investments
Number of shares	161,229	8,597	3,332,942	180,128	187,931	3,442,472	24,240	53,900
Identified cost	$1,605,278	$87,991	$83,457,155	$1,927,015	$5,957,621	$95,190,292	$819,900	$415,650
Value	$1,736,434	$86,486	$106,958,139	$2,229,978	$6,305,101	$121,243,865	$852,050	$447,366
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	13	2	-	-
Total assets	1,736,434	86,486	106,958,139	2,229,978	6,305,114	121,243,867	852,050	447,366
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	25	3	58	24	-	-	-	4
NET ASSETS	$1,736,409	$86,483	$106,958,081	$2,229,954	$6,305,114	$121,243,867	$852,050	$447,362
Outstanding units
Policy owners	885,031	73,050	19,538,179	859,260	3,017,033	22,436,830	635,956	223,708
UNIT VALUE
Variable Life Plus	$-	$-	$14.45	$-	$-	$4.20	$-	$-
Large Case Variable Life Plus	-	-	11.75	-	-	9.97	-	-
Strategic Variable Life®	-	-	6.60	-	-	8.18	-	-
Variable Life Select	-	-	6.12	-	-	4.50	-	-
Strategic Group Variable Universal Life®	1.80	-	2.77	-	-	6.11	-	-
Survivorship Variable Universal Life	-	-	3.56	-	-	5.75	-	-
Variable Universal Life	-	-	3.25	-	-	4.89	-	-
Strategic Variable Life® Plus	-	-	3.17	-	-	4.65	-	-
Survivorship Variable Universal Life II	-	-	3.55	-	-	4.41	-	-
Variable Universal Life II	-	-	-	-	-	-	-	-
Tier 1	-	-	3.14	-	-	4.59	-	-
Tier 2	-	-	4.16	-	-	5.98	-	-
VUL GuardSM	-	-	-	-	-	-	-	-
Tier 1	-	-	4.60	-	-	6.57	-	-
Tier 2	-	-	3.80	-	-	5.46	-	-
Tier 3	-	-	3.63	-	-	5.22	-	-
Tier 4	-	-	3.70	-	-	5.32	-	-
Tier 5	-	-	3.98	-	-	5.72	-	-
Survivorship VUL GuardSM	-	-	-	-	-	-	-	-
Tier 1	-	-	3.43	-	-	5.06	-	-
Tier 2	-	-	3.49	-	-	5.15	-	-
Tier 3	-	-	3.55	-	-	5.24	-	-
Tier 4	-	-	3.55	-	-	5.24	-	-
Variable Universal Life III	-	-	-	-	-	-	-	-
Tier 1	2.56	-	4.04	3.76	-	5.70	-	-
Tier 2	2.60	-	4.10	3.81	-	5.78	-	-
Tier 3	2.63	-	4.15	3.86	-	5.86	-	-
Tier 4	2.76	-	4.35	4.04	-	6.13	-	-
Strategic Group Variable Universal Life® II	1.52	1.23	1.92	1.96	-	-	-	2.50
MassMutual ElectrumSM	1.38	1.14	1.66	1.61	2.09	-	-	1.99
APEX VUL	1.11	1.00	1.35	1.30	-	-	1.34	1.26

See Notes to Financial Statements.

F-16

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	MML Foreign Division	MML Fundamental Equity Division	MML Fundamental Value Division	MML Global Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML High Yield Division
				(Service Class I)	(Class II)
ASSETS
Investments
Number of shares	54,387	93,473	6,950	8,770	44,585	80,081	623,088	10,040
Identified cost	$554,508	$991,055	$79,780	$132,164	$614,925	$1,661,280	$5,685,392	$99,798
Value	$600,431	$1,173,090	$103,279	$128,214	$680,807	$1,965,189	$6,299,423	$100,499
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	600,431	1,173,090	103,279	128,214	680,807	1,965,189	6,299,423	100,499
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	28	1	7	-	25	7	23	7
NET ASSETS	$600,403	$1,173,089	$103,272	$128,214	$680,782	$1,965,182	$6,299,400	$100,492
Outstanding units
Policy owners	368,515	498,497	59,150	75,112	194,922	542,145	1,864,082	69,726
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	2.29	-
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	-
Variable Universal Life II
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Tier 5	-	-	-	-	-	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Variable Universal Life III
Tier 1	2.02	-	-	-	4.36	5.17	3.53	-
Tier 2	2.04	-	-	-	4.42	5.24	3.57	-
Tier 3	2.07	-	-	-	4.48	5.31	3.62	-
Tier 4	2.17	-	-	-	4.69	5.56	3.79	-
Strategic Group Variable Universal Life® II	1.36	2.70	1.87	-	2.06	2.42	1.78	1.51
MassMutual ElectrumSM	1.23	2.33	1.60	1.71	-	2.01	1.56	1.26
APEX VUL	1.20	1.32	1.34	-	1.23	1.32	1.18	1.11

See Notes to Financial Statements.

F-17

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML International Equity Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division
ASSETS
Investments
Number of shares	103,963	545,839	7,004	24,022	2,936,800	744,560	214,274	126,165
Identified cost	$1,102,541	$5,822,263	$75,375	$336,709	$37,046,511	$9,431,669	$3,560,977	$1,307,681
Value	$1,290,176	$6,069,724	$77,607	$361,288	$38,237,361	$11,337,795	$3,539,808	$1,587,157
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	1,290,176	6,069,724	77,607	361,288	38,237,361	11,337,795	3,539,808	1,587,157
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	32	84	-	10	55	91	4	20
NET ASSETS	$1,290,144	$6,069,640	$77,607	$361,278	$38,237,306	$11,337,704	$3,539,804	$1,587,137
Outstanding units
Policy owners	590,823	3,083,496	53,729	156,091	13,994,912	4,587,458	802,155	420,278
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$6.30	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	5.52	-	-	-
Strategic Variable Life®	-	-	-	-	3.52	-	-	-
Variable Life Select	-	-	-	-	3.34	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	2.48	-	-	-
Survivorship Variable Universal Life	-	2.14	-	-	2.86	2.52	-	-
Variable Universal Life	-	2.02	-	-	2.59	2.37	-	-
Strategic Variable Life® Plus	-	-	-	-	2.58	2.09	-	-
Survivorship Variable Universal Life II	-	2.14	-	-	2.77	2.52	-	-
Variable Universal Life II	-	-	-	-	-	-	-	-
Tier 1	-	1.95	-	-	2.23	2.23	-	-
Tier 2	-	1.99	-	-	2.12	2.62	-	-
VUL GuardSM
Tier 1	-	1.96	-	-	2.03	2.94	-	-
Tier 2	-	1.82	-	-	1.93	2.39	-	-
Tier 3	-	1.74	-	-	1.85	2.28	-	-
Tier 4	-	1.77	-	-	1.88	2.33	-	-
Tier 5	-	1.91	-	-	2.02	2.50	-	-
Survivorship VUL GuardSM
Tier 1	-	1.70	-	-	1.81	2.16	-	-
Tier 2	-	1.73	-	-	1.84	2.20	-	-
Tier 3	-	1.76	-	-	1.88	2.24	-	-
Tier 4	-	1.76	-	-	1.88	2.24	-	-
Variable Universal Life III
Tier 1	3.63	1.78	-	-	1.71	2.41	7.28	4.70
Tier 2	3.67	1.81	-	-	1.73	2.45	7.37	4.76
Tier 3	3.72	1.83	-	-	1.75	2.48	7.47	4.82
Tier 4	3.90	1.92	-	-	1.84	2.60	7.82	5.05
Strategic Group Variable Universal Life® II	1.94	1.37	1.51	2.65	1.27	1.44	2.40	1.88
MassMutual ElectrumSM	1.58	1.28	1.26	2.28	1.21	1.32	2.01	1.50
APEX VUL	1.31	1.08	1.19	1.22	1.01	1.13	1.19	1.25

See Notes to Financial Statements.

F-18

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	MML Moderate Allocation Division	MML Short-Duration Bond Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Value Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML Total Return Bond Division
ASSETS
Investments
Number of shares	176,530	34,187	2,573,675	1,379,485	20,837	74,220	13,914	11,885
Identified cost	$1,930,578	$336,378	$25,447,362	$19,912,677	$347,311	$868,881	$166,563	$126,634
Value	$2,037,151	$331,954	$32,844,885	$21,049,672	$373,194	$1,092,515	$146,096	$124,434
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	2,037,151	331,954	32,844,885	21,049,672	373,194	1,092,515	146,096	124,434
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	25	5	41	57	9	22	17	-
NET ASSETS	$2,037,126	$331,949	$32,844,844	$21,049,615	$373,185	$1,092,493	$146,079	$124,434
Outstanding units
Policy owners	771,376	299,747	6,213,310	3,903,146	202,134	274,154	131,540	105,722
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	4.63	-	-	-	-
Variable Life Select	-	-	6.19	-	-	-	-	-
Strategic Group Variable Universal Life®	2.05	-	6.18	-	-	-	1.03	-
Survivorship Variable Universal Life	-	-	5.71	6.34	-	-	-	-
Variable Universal Life	-	-	6.58	4.75	-	-	-	-
Strategic Variable Life® Plus	-	-	6.89	4.35	-	-	-	-
Survivorship Variable Universal Life II	-	-	6.31	5.07	-	-	-	-
Variable Universal Life II						-
Tier 1	-	-	5.25	5.69	-	-	-	-
Tier 2	-	-	5.06	6.39	-	-	-	-
VUL GuardSM						-
Tier 1	-	-	5.94	8.10	-	-	-	-
Tier 2	-	-	4.63	5.83	-	-	-	-
Tier 3	-	-	4.42	5.58	-	-	-	-
Tier 4	-	-	4.50	5.68	-	-	-	-
Tier 5	-	-	4.84	6.11	-	-	-	-
Survivorship VUL GuardSM						-
Tier 1	-	-	4.52	5.90	-	-	-	-
Tier 2	-	-	4.60	6.01	-	-	-	-
Tier 3	-	-	4.68	6.11	-	-	-	-
Tier 4	-	-	4.68	6.11	-	-	-	-
Variable Universal Life III					-	-
Tier 1	3.06	-	5.59	6.07	-	5.06	-	-
Tier 2	3.10	-	5.67	6.15	-	5.12	-	-
Tier 3	3.14	-	5.74	6.23	-	5.19	-	-
Tier 4	3.29	-	6.01	6.53	-	5.44	-	-
Strategic Group Variable Universal Life® II	1.65	1.15	2.20	2.47	2.09	1.96	1.63	1.24
MassMutual ElectrumSM	1.47	1.11	1.79	2.07	1.62	1.61	1.35	1.18
APEX VUL	1.15	1.02	1.30	1.17	1.33	1.41	0.96	0.98

See Notes to Financial Statements.

F-19

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	MML U.S. Government Money Market Division	PIMCO Commodity- RealReturn® Strategy Division	PIMCO Global Bond Opportunities Division	PIMCO High Yield Division	PIMCO Real Return Division	PIMCO Total Return Division	T. Rowe Price All-Cap Opportunities Division	T. Rowe Price Blue Chip Growth Division
ASSETS
Investments
Number of shares	16,396,393	62,780	21,326	22,404	1,547	18,220	127,206	487,112
Identified cost	$16,396,399	$408,915	$250,117	$174,383	$21,523	$196,670	$4,051,745	$21,046,123
Value	$16,396,392	$492,198	$233,308	$177,889	$21,646	$196,048	$4,920,310	$25,875,397
Dividends receivable	1	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	1	-	-	-
Total assets	16,396,393	492,198	233,308	177,889	21,647	196,048	4,920,310	25,875,397
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	187	17	1	3	-	-	8	37
NET ASSETS	$16,396,206	$492,181	$233,307	$177,886	$21,647	$196,048	$4,920,302	$25,875,360
Outstanding units
Policy owners	14,367,031	436,186	210,849	142,359	17,000	166,564	750,541	3,170,366
UNIT VALUE
Variable Life Plus	$2.16	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	1.89	-	-	-	-	-	-	-
Strategic Variable Life®	1.55	-	-	-	-	-	8.33	-
Variable Life Select	1.45	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	6.45	-
Survivorship Variable Universal Life	1.36	-	-	-	-	-	-	9.21
Variable Universal Life	1.24	-	-	-	-	-	-	8.70
Strategic Variable Life® Plus	-	-	-	-	-	-	6.98	-
Survivorship Variable Universal Life II	1.25	-	-	-	-	-	-	9.21
Variable Universal Life II				-
Tier 1	1.07	-	-	-	-	-	-	8.39
Tier 2	1.15	-	-	-	-	-	-	8.11
VUL GuardSM				-
Tier 1	1.10	-	-	-	-	-	-	8.79
Tier 2	1.05	-	-	-	-	-	-	7.41
Tier 3	1.00	-	-	-	-	-	-	7.08
Tier 4	1.02	-	-	-	-	-	-	7.21
Tier 5	1.10	-	-	-	-	-	-	7.75
Survivorship VUL GuardSM				-
Tier 1	1.02	-	-	-	-	-	-	7.03
Tier 2	1.04	-	-	-	-	-	-	7.15
Tier 3	1.06	-	-	-	-	-	-	7.28
Tier 4	1.06	-	-	-	-	-	-	7.28
Variable Universal Life III				-
Tier 1	0.95	1.09	-	-	-	-	-	-
Tier 2	0.96	1.11	-	-	-	-	-	-
Tier 3	0.97	1.12	-	-	-	-	-	-
Tier 4	1.02	1.17	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	1.04	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.04	1.40	1.11	1.25	1.27	1.18	-	-
APEX VUL	0.99	-	-	-	-	-	-	-

See Notes to Financial Statements.

F-20

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division	Templeton Global Bond VIP Division	Vanguard VIF Global Bond Index Division	Vanguard VIF Mid Cap Index Division	Vanguard VIF Real Estate Index Division
ASSETS
Investments
Number of shares	782,512	9,797	2,180,330	894,788	2,940	8,989	10,876	13,368
Identified cost	$20,841,573	$46,078	$62,033,494	$11,991,721	$41,152	$193,088	$308,520	$204,121
Value	$23,530,143	$48,104	$75,155,983	$12,160,165	$40,634	$191,471	$320,635	$221,376
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	23,530,143	48,104	75,155,983	12,160,165	40,634	191,471	320,635	221,376
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	65	2	63	34	-	4	1	4
NET ASSETS	$23,530,078	$48,102	$75,155,920	$12,160,131	$40,634	$191,467	$320,634	$221,372
Outstanding units
Policy owners	5,487,164	43,051	8,065,644	5,875,466	43,381	196,349	247,101	156,470
UNIT VALUE
Variable Life Plus	$-	$-	$8.10	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	12.62	-	-	-	-	-
Variable Life Select	-	-	10.02	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	9.97	-	-	-	-	-
Survivorship Variable Universal Life	4.82	-	12.22	2.01	-	-	-	-
Variable Universal Life	4.55	-	11.02	1.77	-	-	-	-
Strategic Variable Life® Plus	-	1.75	10.89	-	-	-	-	-
Survivorship Variable Universal Life II	4.82	-	8.87	1.89	-	-	-	-
Variable Universal Life II	-
Tier 1	4.39	-	8.00	1.75	-	-	-	-
Tier 2	4.23	-	8.55	2.19	-	-	-	-
VUL GuardSM	-
Tier 1	4.60	-	10.23	2.59	-	-	-	-
Tier 2	3.86	-	7.81	2.00	-	-	-	-
Tier 3	3.69	-	7.46	1.91	-	-	-	-
Tier 4	3.76	-	7.60	1.95	-	-	-	-
Tier 5	4.04	-	8.17	2.09	-	-	-	-
Survivorship VUL GuardSM	-
Tier 1	3.43	-	-	1.80	-	-	-	-
Tier 2	3.49	-	-	1.84	-	-	-	-
Tier 3	3.55	-	-	1.87	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	-	1.11	-	-	0.94	-	-	-
APEX VUL	-	-	-	-	-	0.98	1.30	1.41

See Notes to Financial Statements.

F-21

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2021

	Voya International Index Division	Voya Russell™ Mid Cap Index Division	Voya Russell™ Small Cap Index Division	VY® Clarion Global Real Estate Division
ASSETS
Investments
Number of shares	141,709	161,355	24,795	51,129
Identified cost	$1,416,612	$2,023,755	$432,876	$558,066
Value	$1,693,421	$2,294,463	$433,176	$701,490
Dividends receivable	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	1	2	1	-
Total assets	1,693,422	2,294,465	433,177	701,490
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	21
NET ASSETS	$1,693,422	$2,294,465	$433,177	$701,469
Outstanding units
Policy owners	1,251,780	1,262,767	265,008	227,531
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-
Strategic Variable Life®	-	-	-	-
Variable Life Select	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-
Variable Universal Life	-	-	-	-
Strategic Variable Life® Plus	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-
Variable Universal Life II
Tier 1	-	-	-	-
Tier 2	-	-	-	-
VUL GuardSM
Tier 1	-	-	-	-
Tier 2	-	-	-	-
Tier 3	-	-	-	-
Tier 4	-	-	-	-
Tier 5	-	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-
Tier 2	-	-	-	-
Tier 3	-	-	-	-
Tier 4	-	-	-	-
Variable Universal Life III
Tier 1	-	-	-	2.96
Tier 2	-	-	-	3.00
Tier 3	-	-	-	3.04
Tier 4	-	-	-	3.19
Strategic Group Variable Universal Life® II	-	-	-	-
MassMutual ElectrumSM	1.35	1.82	1.63	-
APEX VUL	-	-	-	3.04

See Notes to Financial Statements.

F-22

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2021

	American Century VP Capital Appreciation Division	American Century VP Disciplined Core Value Division	American Century VP Inflation Protection Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	BlackRock High Yield V.I. Division
Investment Income
Dividends	$-	$388,114	$863	$427	$280,869	$412,468	$537,716	$8,064
Expenses
Mortality and expense risk fees	2,793	136,284	83	2,768	69,320	99,553	189,873	439
Net investment income (loss)	(2,793)	251,830	780	(2,341)	211,549	312,915	347,843	7,625
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	20,580	628,293	3,975	1,495	740,656	1,029,497	3,020,012	10,050
Realized gain distribution	130,241	5,223,429	-	7,559	-	883,050	463,613	435
Realized gain (loss)	150,821	5,851,722	3,975	9,054	740,656	1,912,547	3,483,625	10,485
Change in net unrealized appreciation/ depreciation of investments	(36,730)	1,235,749	(2,882)	28,505	2,380,713	1,397,925	6,137,907	(9,246)
Net gain (loss) on investments	114,091	7,087,471	1,093	37,559	3,121,369	3,310,472	9,621,532	1,239
Net increase (decrease) in net assets resulting from operations	111,298	7,339,301	1,873	35,218	3,332,918	3,623,387	9,969,375	8,864
Capital transactions:
Transfers of net premiums	68,206	1,143,233	1,785	-	576,609	895,634	1,599,934	13,894
Transfers due to death benefits	-	(44,480)	-	-	(107,472)	(46,805)	(67,255)	-
Transfers due to withdrawal of funds	(8)	(1,393,503)	(2)	2,222	(397,048)	(720,563)	(3,515,936)	15
Transfers due to policy loans, net of repayments	-	(714,303)	-	-	(375,067)	(254,042)	(1,010,174)	(149)
Transfers due to charges for administrative and insurance costs	(6,743)	(906,590)	(372)	(6,869)	(434,282)	(833,749)	(1,244,587)	(2,005)
Transfers between divisions and to/from Guaranteed Principal Account	(9,674)	329,274	(56,407)	1,508,342	29,741	94,352	644,211	(4,405)
Net increase (decrease) in net assets resulting from capital transactions	51,782	(1,586,369)	(54,996)	1,503,695	(707,519)	(865,173)	(3,593,807)	7,350
Total increase (decrease)	163,079	5,752,932	(53,123)	1,538,912	2,625,399	2,758,214	6,375,568	16,214
NET ASSETS, at beginning of the year	995,745	32,069,155	90,026	251,549	14,131,672	25,043,652	43,139,764	137,185
NET ASSETS, at end of the year	$1,158,824	$37,822,087	$36,903	$1,790,461	$16,757,071	$27,801,866	$49,515,332	$153,399

See Notes to Financial Statements.

F-23

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	BlackRock Small Cap Index V.I. Division	BlackRock Small Cap Index V.I. Division	BlackRock Total Return V.I. Division	BNY Mellon MidCap Stock Division	Delaware Ivy VIP Asset Strategy Division	Delaware Ivy VIP Asset Strategy Division	Delaware Ivy VIP Science and Technology Division	Delaware VIP® Emerging Markets Division
		(Class III)			(Class I)	(Class II)
Investment Income
Dividends	$3,349	$13	$8,378	$445	$4	$2,754	$-	$229
Expenses
Mortality and expense risk fees	1,088	1	1,263	474	-	958	67	864
Net investment income (loss)	2,261	12	7,115	(29)	4	1,796	(67)	(635)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(197)	28	(14,175)	19,004	(1)	85	2,781	5,850
Realized gain distribution	32,973	135	1,490	639	21	17,113	11,739	1,829
Realized gain (loss)	32,776	163	(12,685)	19,643	21	17,198	14,520	7,679
Change in net unrealized appreciation/
depreciation of investments	(34,981)	(233)	(815)	11,097	(23)	(7,539)	(10,726)	(36,822)
Net gain (loss) on investments	(2,205)	(71)	(13,500)	30,740	(3)	9,659	3,794	(29,143)
Net increase (decrease) in net assets
resulting from operations	56	(59)	(6,385)	30,711	2	11,455	3,727	(29,778)
Capital transactions:
Transfers of net premiums	335,363	2,159	114,227	4,441	739	11,270	15,339	50,850
Transfers due to death benefits	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	438	-	(294,309)	(2)	(2)	(9)	(4)	18
Transfers due to policy loans, net of repayments	-	-	-	(46)	-	-	(1,633)	-
Transfers due to charges for administrative
and insurance costs	(30,506)	(89)	(8,322)	(5,122)	(198)	(439)	(1,325)	(6,081)
Transfers between divisions and to/from
Guaranteed Principal Account	17,943	(518)	19,334	128,223	-	83,665	7,493	100,069
Net increase (decrease) in net assets
resulting from capital transactions	323,238	1,552	(169,070)	127,494	539	94,487	19,870	144,856
Total increase (decrease)	323,294	1,493	(175,454)	158,205	540	105,942	23,597	115,078
NET ASSETS, at beginning of the year	5,787	-	444,258	79,107	-	79,892	20,245	151,492
NET ASSETS, at end of the year	$329,081	$1,493	$268,804	$237,312	$540	$185,834	$43,842	$266,570

See Notes to Financial Statements.

F-24

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	Delaware VIP® Small Cap Value Division	DWS Small Cap Index Division	Eaton Vance VT Floating-Rate Income Division	Fidelity® VIP Bond Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2020 Division
					(Initial Class)	(Service Class)
Investment Income
Dividends	$887	$98,775	$3,356	$1,486	$64,928	$4,353	$2,235	$134
Expenses
Mortality and expense risk fees	615	42,897	259	700	432,207	65,708	737	59
Net investment income (loss)	272	55,878	3,097	786	(367,279)	(61,355)	1,498	75
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	32,156	224,972	2,888	1,571	7,446,341	416,118	3,054	545
Realized gain distribution	-	686,741	-	-	13,292,138	1,126,189	9,665	779
Realized gain (loss)	32,156	911,713	2,888	1,571	20,738,479	1,542,307	12,719	1,324
Change in net unrealized appreciation/
depreciation of investments	24,259	531,676	(2,478)	(3,005)	5,250,901	636,153	(8,285)	(193)
Net gain (loss) on investments	56,415	1,443,389	410	(1,435)	25,989,380	2,178,460	4,434	1,131
Net increase (decrease) in net assets
resulting from operations	56,687	1,499,267	3,507	(649)	25,622,101	2,117,105	5,932	1,206
Capital transactions:
Transfers of net premiums	54,896	442,647	8,269	195,142	4,412,300	205,130	185,819	-
Transfers due to death benefits	-	(70,936)	-	-	(341,727)	(436,763)	-	-
Transfers due to withdrawal of funds	(10)	(197,566)	4	(4)	(4,598,134)	(735,040)	1,094	-
Transfers due to policy loans, net of repayments	-	(338,391)	(2)	-	(2,017,701)	(31,097)	-	(1,189)
Transfers due to charges for administrative
and insurance costs	(5,599)	(296,830)	(1,129)	(15,554)	(2,898,953)	(173,824)	(17,161)	(941)
Transfers between divisions and to/from
Guaranteed Principal Account	355,159	136,908	(74,384)	10,433	1,471,651	392,208	12,579	(405)
Net increase (decrease) in net assets
resulting from capital transactions	404,446	(324,168)	(67,242)	190,017	(3,972,564)	(779,386)	182,331	(2,535)
Total increase (decrease)	461,133	1,175,099	(63,735)	189,368	21,649,537	1,337,719	188,263	(1,329)
NET ASSETS, at beginning of the year	24,788	10,685,836	106,816	2,889	95,130,421	8,374,787	2,602	14,846
NET ASSETS, at end of the year	$485,921	$11,860,935	$43,081	$192,257	$116,779,958	$9,712,506	$190,865	$13,517

See Notes to Financial Statements.

F-25

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Growth Division	Fidelity® VIP International Index Division	Fidelity® VIP International Index Division
								(Service Class II)
Investment Income
Dividends	$4,789	$1,258	$8,235	$1,079	$1,820	$-	$5,564	$283
Expenses
Mortality and expense risk fees	1,014	274	1,958	264	252	2,211	850	3
Net investment income (loss)	3,775	984	6,277	815	1,568	(2,211)	4,714	280
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	31,389	7,908	135,578	18,718	8,137	40,055	2,818	(18)
Realized gain distribution	13,462	2,284	28,499	4,146	3,750	135,938	281	14
Realized gain (loss)	44,851	10,192	164,077	22,864	11,887	175,993	3,099	(4)
Change in net unrealized appreciation/
depreciation of investments	(10,354)	(2,127)	(67,554)	(8,682)	(1,043)	(41,607)	(6,455)	(434)
Net gain (loss) on investments	34,497	8,065	96,523	14,182	10,844	134,386	(3,357)	(438)
Net increase (decrease) in net assets
resulting from operations	38,272	9,049	102,800	14,997	12,412	132,175	1,358	(158)
Capital transactions:
Transfers of net premiums	99,981	85,104	172,107	43,229	170,796	138,242	239,265	8,137
Transfers due to death benefits	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	173	3	-	695	(8)	2,294	(545)	-
Transfers due to policy loans, net of repayments	(194)	(42)	-	-	-	-	-	-
Transfers due to charges for administrative
and insurance costs	(11,711)	(4,487)	(9,344)	(2,583)	(5,440)	(15,579)	(23,220)	(394)
Transfers between divisions and to/from
Guaranteed Principal Account	261,567	22,129	118,362	27,110	43,174	167,046	12,101	5,969
Net increase (decrease) in net assets
resulting from capital transactions	349,816	102,707	281,125	68,451	208,522	292,003	227,602	13,712
Total increase (decrease)	388,088	111,756	383,925	83,448	220,934	424,178	228,959	13,554
NET ASSETS, at beginning of the year	229,577	15,328	535,494	52,301	14,629	435,983	6,465	-
NET ASSETS, at end of the year	$617,665	$127,084	$919,419	$135,749	$235,563	$860,161	$235,424	$13,554

See Notes to Financial Statements.

F-26

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	Fidelity® VIP Real Estate Division	Fidelity® VIP Total Market Index Division	Franklin Mutual Global Discovery VIP Division	Franklin Small Cap Value VIP Division	Franklin Strategic Income VIP Division	Goldman Sachs Core Fixed Income Division	Goldman Sachs International Equity Insights Division	Goldman Sachs Large Cap Value Division
Investment Income
Dividends	$1,681	$2,585	$52	$184,717	$87	$8,503	$4,466	$81
Expenses
Mortality and expense risk fees	401	1,024	5	71,392	7	1,926	618	22
Net investment income (loss)	1,280	1,561	47	113,325	80	6,577	3,848	59
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	30,259	11,229	5	(4,383)	(56)	31,900	2,421	(124)
Realized gain distribution	1,008	1,388	-	489,112	-	1,131	3,771	884
Realized gain (loss)	31,267	12,617	5	484,729	(56)	33,031	6,192	760
Change in net unrealized appreciation/
depreciation of investments	22,240	8,587	290	3,201,049	1	(57,312)	5,740	659
Net gain (loss) on investments	53,507	21,204	295	3,685,778	(55)	(24,282)	11,932	1,419
Net increase (decrease) in net assets
resulting from operations	54,787	22,765	342	3,799,103	25	(17,705)	15,780	1,478
Capital transactions:
Transfers of net premiums	11,584	266,740	-	743,866	6,719	28,418	26,964	103
Transfers due to death benefits	-	-	-	(9,833)	-	-	-	-
Transfers due to withdrawal of funds	-	727	-	(583,784)	-	1	956	25
Transfers due to policy loans, net of repayments	-	-	(166)	(235,161)	-	-	-	-
Transfers due to charges for administrative
and insurance costs	(3,299)	(30,059)	(88)	(507,570)	(186)	(11,028)	(3,733)	(909)
Transfers between divisions and to/from
Guaranteed Principal Account	36,621	10,430	(61)	548,629	1,431	265,998	(7,385)	-
Net increase (decrease) in net assets
resulting from capital transactions	44,906	247,838	(315)	(43,853)	7,964	283,389	16,802	(781)
Total increase (decrease)	99,693	270,603	27	3,755,250	7,989	265,684	32,581	697
NET ASSETS, at beginning of the year	128,487	7,966	1,915	15,380,819	-	634,452	126,576	6,680
NET ASSETS, at end of the year	$228,180	$278,569	$1,942	$19,136,069	$7,989	$900,136	$159,157	$7,377

See Notes to Financial Statements.

F-27

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	Goldman Sachs Mid Cap Value Division	Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Strategic Growth Division	Goldman Sachs U.S. Equity Insights Division	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. American Franchise Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Comstock Division
Investment Income
Dividends	$9,166	$242	$-	$1,446	$-	$-	$-	$1,128
Expenses
Mortality and expense risk fees	8,581	91	43,733	763	140,637	438	417,126	137
Net investment income (loss)	585	151	(43,733)	683	(140,637)	(438)	(417,126)	991
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	73,711	2,042	205,895	4,186	1,601,110	(6,473)	3,459,072	46
Realized gain distribution	269,750	11,430	1,619,403	41,689	3,056,427	26,095	5,435,710	-
Realized gain (loss)	343,461	13,472	1,825,298	45,875	4,657,537	19,622	8,894,782	46
Change in net unrealized appreciation/
depreciation of investments	173,742	(7,644)	674,392	(3,147)	(1,567,223)	(915)	11,290,275	12,900
Net gain (loss) on investments	517,203	5,828	2,499,690	42,728	3,090,314	18,707	20,185,057	12,946
Net increase (decrease) in net assets
resulting from operations	517,788	5,979	2,455,957	43,411	2,949,677	18,269	19,767,931	13,937
Capital transactions:
Transfers of net premiums	5,016	29,501	247,571	-	2,002,338	-	2,902,880	14,426
Transfers due to death benefits	-	-	(157,619)	-	(77,490)	-	(638,167)	-
Transfers due to withdrawal of funds	(150,400)	(11)	(172,133)	1,442	(1,733,834)	-	(3,409,568)	-
Transfers due to policy loans, net of repayments	-	-	(319,244)	-	(688,029)	-	(1,255,089)	-
Transfers due to charges for administrative
and insurance costs	(18,308)	(1,065)	(307,541)	(4,510)	(894,619)	(5,146)	(2,670,413)	(1,095)
Transfers between divisions and to/from
Guaranteed Principal Account	(4,060)	1,479	208,915	-	667,514	231,182	534,809	-
Net increase (decrease) in net assets
resulting from capital transactions	(167,752)	29,904	(500,051)	(3,068)	(724,120)	226,036	(4,535,548)	13,331
Total increase (decrease)	350,036	35,883	1,955,906	40,343	2,225,557	244,305	15,232,383	27,268
NET ASSETS, at beginning of the year	1,751,755	20,381	11,749,749	152,124	30,988,304	-	91,482,106	39,281
NET ASSETS, at end of the year	$2,101,791	$56,264	$13,705,655	$192,467	$33,213,861	$244,305	$106,714,489	$66,549

See Notes to Financial Statements.

F-28

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	Invesco V.I. Conservative Balanced Division	Invesco V.I. Core Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Real Estate Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division
Investment Income
Dividends	$31,391	$343,016	$-	$55,110	$-	$987	$1,052,697	$9,960
Expenses
Mortality and expense risk fees	15,382	63,708	400,537	10,326	542,855	73	91,291	19,514
Net investment income (loss)	16,009	279,308	(400,537)	44,784	(542,855)	914	961,406	(9,554)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	138,190	89,509	5,117,747	129,584	6,710,193	2,600	(253,616)	257,733
Realized gain distribution	107,326	610,409	9,185,556	9,975	6,871,670	-	-	518,068
Realized gain (loss)	245,516	699,918	14,303,303	139,559	13,581,863	2,600	(253,616)	775,801
Change in net unrealized appreciation/
depreciation of investments	(68,084)	(1,313,429)	293,377	252,677	5,325,487	2,924	(1,574,067)	(215,942)
Net gain (loss) on investments	177,432	(613,511)	14,596,680	392,236	18,907,350	5,524	(1,827,683)	559,859
Net increase (decrease) in net assets
resulting from operations	193,441	(334,203)	14,196,143	437,020	18,364,495	6,438	(866,277)	550,305
Capital transactions:
Transfers of net premiums	76,060	1,272,465	2,578,314	165,515	3,635,303	25,764	1,665,321	263,952
Transfers due to death benefits	(3,600)	(46,932)	(345,994)	(1,122)	(479,346)	-	(81,783)	(6,880)
Transfers due to withdrawal of funds	(510,909)	(280,981)	(3,068,972)	(29,865)	(4,572,540)	11	(940,957)	(147,858)
Transfers due to policy loans, net of repayments	1,904	(252,205)	(1,015,222)	(22,860)	(1,662,100)	-	(346,187)	(116,722)
Transfers due to charges for administrative
and insurance costs	(44,265)	(503,496)	(2,003,306)	(94,438)	(3,047,802)	(1,327)	(905,531)	(166,986)
Transfers between divisions and to/from
Guaranteed Principal Account	3,895	114,518	1,310,117	(122,297)	624,728	2,945	713,503	161,950
Net increase (decrease) in net assets
resulting from capital transactions	(476,915)	303,369	(2,545,063)	(105,067)	(5,501,757)	27,393	104,367	(12,544)
Total increase (decrease)	(283,474)	(30,834)	11,651,080	331,953	12,862,738	33,830	(761,910)	537,761
NET ASSETS, at beginning of the year	2,125,431	16,092,701	78,851,437	2,338,155	123,742,247	9,812	22,762,739	4,530,666
NET ASSETS, at end of the year	$1,841,957	$16,061,867	$90,502,517	$2,670,108	$136,604,985	$43,642	$22,000,829	$5,068,427

See Notes to Financial Statements.

F-29

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2021

	Invesco V.I. International Growth Division	Invesco V.I. Main Street Division	Invesco V.I. Main Street Small Cap Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Invesco V.I. U.S. Government Money Division	Janus Henderson Balanced Division	Janus Henderson Balanced Division
							(Institutional Class)	(Service Class)
Investment Income
Dividends	$77	$249,033	$12,993	$-	$-	$269	$1,134	$47,258
Expenses
Mortality and expense risk fees	15	136,617	22,838	-	30,264	26,664	627	28,325
Net investment income (loss)	62	112,416	(9,845)	-	(30,264)	(26,395)	507	18,933
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	44	693,197	145,053	12	689,520	-	92,384	423,304
Realized gain distribution	408	2,030,122	218,505	2	786,668	-	1,758	51,887
Realized gain (loss)	452	2,723,319	363,558	14	1,476,188	-	94,142	475,191
Change in net unrealized appreciation/
depreciation of investments	(283)	5,487,756	325,184	(3)	(391,947)	-	(70,569)	587,321
Net gain (loss) on investments	169	8,211,075	688,742	11	1,084,241	-	23,573	1,062,512
Net increase (decrease) in net assets
resulting from operations	231	8,323,491	678,897	11	1,053,977	(26,395)	24,080	1,081,445
Capital transactions:
Transfers of net premiums	-	1,316,999	209,781	-	331,403	881,444	-	211,556
Transfers due to death benefits	-	(224,685)	(2,865)	-	(29,077)	(78)	-	(27,932)
Transfers due to withdrawal of funds	75	(1,206,462)	(496,490)	-	(137,381)	(461,457)	(231,449)	(227,650)
Transfers due to policy loans, net of repayments	(219)	(603,545)	(2,848)	(6)	(205,344)	(1,988)	-	(104,416)
Transfers due to charges for administrative
and insurance costs	(221)	(1,033,772)	(106,653)	(3)	(272,845)	(77,477)	(2,069)	(219,326)
Transfers between divisions and to/from
Guaranteed Principal Account	3,505	242,718	(65,654)	(31)	361,820	(141,131)	-	74,155
Net increase (decrease) in net assets
resulting from capital transactions	3,140	(1,508,747)	(464,729)	(40)	48,577	199,313	(233,518)	(293,613)
Total increase (decrease)	3,371	6,814,744	214,168	(29)	1,102,553	172,918	(209,438)	787,832
NET ASSETS, at beginning of the year	2,676	31,295,753	3,370,033	55	7,438,818	3,689,343	210,982	6,755,986
NET ASSETS, at end of the year	$6,047	$38,110,497	$3,584,201	$26	$8,541,371	$3,862,261	$1,544	$7,543,818

See Notes to Financial Statements.

F-30

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2021
	Janus Henderson Forty Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division	Lord Abbett Developing Growth Division	MFS® Blended Research Core Equity Division	MFS® Global Real Estate Division
	(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)
Investment Income
Dividends	$-	$-	$64,708	$1,332	$3,899	$-	$2,564	$1,733
Expenses
Mortality and expense risk fees	126,190	2,474	49,368	1,928	1,110	481	541	220
Net investment income (loss)	(126,190)	(2,474)	15,340	(596)	2,789	(481)	2,023	1,513
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,461,216	66,398	637,753	30,041	2,550	17,304	43,958	275
Realized gain distribution	3,938,642	50,355	579,885	17,308	23,236	59,802	15,887	-
Realized gain (loss)	6,399,858	116,753	1,217,638	47,349	25,786	77,106	59,845	275
Change in net unrealized appreciation/
depreciation of investments	487,891	(36,783)	760,409	9,637	87,147	(84,545)	(4,332)	24,250
Net gain (loss) on investments	6,887,749	79,970	1,978,047	56,986	112,933	(7,439)	55,513	24,525
Net increase (decrease) in net assets
resulting from operations	6,761,559	77,496	1,993,387	56,390	115,722	(7,920)	57,536	26,038
Capital transactions:
Transfers of net premiums	673,180	8,685	454,713	5,399	3,728	2,575	13,348	-
Transfers due to death benefits	(220,358)	-	(141,673)	-	-	-	-	-
Transfers due to withdrawal of funds	(2,068,887)	(9,149)	(518,745)	(444)	2	-	(3)	1
Transfers due to policy loans, net of repayments	(589,460)	(4,703)	(293,525)	(869)	-	-	-	-
Transfers due to charges for administrative and insurance costs	(734,919)	(7,764)	(334,603)	(1,174)	(9,704)	(5,087)	(3,764)	(2,114)
Transfers between divisions and to/from Guaranteed Principal Account	787,913	(761)	173,548	2,850	485,068	118,950	118,440	103,825
Net increase (decrease) in net assets
resulting from capital transactions	(2,152,531)	(13,692)	(660,285)	5,762	479,094	116,438	128,021	101,713
Total increase (decrease)	4,609,028	63,804	1,333,102	62,152	594,815	108,518	185,557	127,750
NET ASSETS, at beginning of the year	31,036,579	365,341	11,541,450	324,899	38,118	138,457	116,161	-
NET ASSETS, at end of the year	$35,645,607	$429,145	$12,874,552	$387,051	$632,933	$246,975	$301,718	$127,750

See Notes to Financial Statements.

F-31

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2021
	MFS® Government Securities Division	MFS® Growth Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Research Division	MFS® Utilities Division
Investment Income
Dividends	$2	$-	$1,872	$5,699	$417	$-	$6,798	$300
Expenses
Mortality and expense risk fees	-	20,848	1,107	4,084	184	46,027	6,533	38
Net investment income (loss)	2	(20,848)	765	1,615	233	(46,027)	265	262
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1)	119,276	23,027	71,342	15,835	383,155	97,910	14
Realized gain distribution	-	500,054	14,671	28,654	354	1,529,581	71,212	585
Realized gain (loss)	(1)	619,330	37,698	99,996	16,189	1,912,736	169,122	599
Change in net unrealized appreciation/
depreciation of investments	(1)	112,138	27,964	101,486	1,610	(1,770,779)	93,037	1,363
Net gain (loss) on investments	(2)	731,468	65,662	201,482	17,799	141,957	262,159	1,962
Net increase (decrease) in net assets
resulting from operations	-	710,620	66,427	203,097	18,032	95,930	262,424	2,224
Capital transactions:
Transfers of net premiums	15	33,954	27,680	26,398	76,685	228,520	11,784	8,455
Transfers due to death benefits	-	(2,473)	-	-	-	(3,887)	(981)	-
Transfers due to withdrawal of funds	-	(384,799)	2	(53,121)	332	(502,194)	(230,260)	-
Transfers due to policy loans, net of repayments	-	2,867	-	(34,186)	-	(166,174)	(62)	-
Transfers due to charges for administrative
and insurance costs	(2)	(75,049)	(10,168)	(18,068)	(3,399)	(180,341)	(36,159)	(303)
Transfers between divisions and to/from
Guaranteed Principal Account	125	369,338	397,805	181,412	(46,546)	231,816	(333,988)	-
Net increase (decrease) in net assets
resulting from capital transactions	138	(56,162)	415,319	102,435	27,072	(392,260)	(589,666)	8,152
Total increase (decrease)	138	654,458	481,745	305,532	45,104	(296,330)	(327,242)	10,376
NET ASSETS, at beginning of the year	-	3,105,539	95,053	770,630	30,142	9,107,858	1,454,714	11,119
NET ASSETS, at end of the year	$138	$3,759,997	$576,798	$1,076,162	$75,246	$8,811,528	$1,127,472	$21,495

See Notes to Financial Statements.

F-32

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2021
	MFS® Value Division	MML Aggressive Allocation Division	MML American Funds Core Allocation Division	MML American Funds Growth Division	MML American Funds International Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division
Investment Income
Dividends	$46,681	$59,227	$2,665	$-	$155	$30,776	$725,494	$-
Expenses
Mortality and expense risk fees	4,338	22,431	762	5,733	511	12,898	142,571	82,692
Net investment income (loss)	42,343	36,796	1,903	(5,733)	(356)	17,878	582,923	(82,692)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,275	192,323	14,929	12,067	(2,190)	70,910	735,541	1,286,242
Realized gain distribution	77,735	192,609	4,861	70,301	1,783	71,517	8,699,614	1,899,920
Realized gain (loss)	81,010	384,932	19,790	82,368	(407)	142,427	9,435,155	3,186,162
Change in net unrealized appreciation/
depreciation of investments	183,700	257,820	(144)	77,892	(4,531)	17,612	(5,406,855)	(370,532)
Net gain (loss) on investments	264,710	642,752	19,646	160,260	(4,938)	160,039	4,028,300	2,815,630
Net increase (decrease) in net assets
resulting from operations	307,053	679,548	21,549	154,527	(5,294)	177,917	4,611,223	2,732,938
Capital transactions:
Transfers of net premiums	4,905	876,838	254,038	1,305,651	94,895	507,625	1,378,356	1,526,833
Transfers due to death benefits	-	(71,565)	-	-	-	(4,596)	(224,160)	(72,541)
Transfers due to withdrawal of funds	(4)	(77,434)	(26,516)	(1,222)	(13,729)	(575,592)	(2,311,696)	(737,607)
Transfers due to policy loans, net of repayments	-	(162,525)	(2)	(774)	-	(24,305)	(132,233)	(243,612)
Transfers due to charges for administrative
and insurance costs	(16,375)	(351,037)	(13,510)	(76,600)	(4,048)	(118,023)	(1,393,622)	(625,311)
Transfers between divisions and to/from
Guaranteed Principal Account	3,442,929	230,742	(177,536)	310,848	41,050	155,280	200,617	(13,608)
Net increase (decrease) in net assets
resulting from capital transactions	3,431,455	445,020	36,474	1,537,904	118,168	(59,611)	(2,482,738)	(165,846)
Total increase (decrease)	3,738,507	1,124,567	58,023	1,692,430	112,874	118,306	2,128,485	2,567,092
NET ASSETS, at beginning of the year	153,828	4,056,899	353,215	146,356	32,556	2,195,795	33,347,845	17,390,444
NET ASSETS, at end of the year	$3,892,335	$5,181,466	$411,238	$1,838,786	$145,430	$2,314,101	$35,476,330	$19,957,536

See Notes to Financial Statements.

F-33

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2021
	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Equity Index Division	MML Equity Index Division	MML Focused Equity Division
					(Service Class I)	(Class II)	(Class III)
Investment Income
Dividends	$26,092	$2,741	$1,664,944	$46,714	$63,175	$1,550,105	$9,817	$4,488
Expenses
Mortality and expense risk fees	13,319	303	456,999	8,982	13,623	468,255	3,898	1,209
Net investment income (loss)	12,773	2,438	1,207,945	37,732	49,552	1,081,850	5,919	3,279
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	47,339	(49)	2,288,648	80,702	733,891	2,204,903	45,810	66,504
Realized gain distribution	64,333	-	-	41,117	246,153	4,700,331	27,533	23,619
Realized gain (loss)	111,672	(49)	2,288,648	121,819	980,044	6,905,234	73,343	90,123
Change in net unrealized appreciation/
depreciation of investments	25,645	(2,423)	21,521,163	252,140	295,593	18,369,636	32,120	(11,295)
Net gain (loss) on investments	137,317	(2,472)	23,809,811	373,959	1,275,637	25,274,870	105,463	78,828
Net increase (decrease) in net assets
resulting from operations	150,090	(34)	25,017,756	411,691	1,325,189	26,356,720	111,382	82,107
Capital transactions:
Transfers of net premiums	209,181	18,870	3,703,704	395,694	312,475	3,353,111	767,540	44,327
Transfers due to death benefits	(12,184)	-	(358,754)	-	-	(300,107)	-	-
Transfers due to withdrawal of funds	(174,350)	(9)	(3,222,544)	(222,686)	215	(1,064,957)	1,728	84
Transfers due to policy loans, net of repayments	(4,454)	-	(1,003,400)	(18,437)	(2,568)	(848,272)	-	(443)
Transfers due to charges for administrative and insurance costs	(55,959)	(1,820)	(3,599,551)	(110,036)	(54,204)	(2,881,429)	(60,701)	(5,977)
Transfers between divisions and to/from Guaranteed Principal Account	(296,882)	33,699	534,441	227,436	573,439	775,732	28,880	(15,504)
Net increase (decrease) in net assets resulting from capital transactions	(334,648)	50,741	(3,946,104)	271,971	829,357	(965,922)	737,447	22,487
Total increase (decrease)	(184,558)	50,707	21,071,652	683,662	2,154,546	25,390,798	848,829	104,594
NET ASSETS, at beginning of the year	1,920,967	35,776	85,886,429	1,546,292	4,150,568	95,853,069	3,221	342,768
NET ASSETS, at end of the year	$1,736,409	$86,483	$106,958,081	$2,229,954	$6,305,114	$121,243,867	$852,050	$447,362

See Notes to Financial Statements.

F-34

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2021
	MML Foreign Division	MML Fundamental Equity Division	MML Fundamental Value Division	MML Global Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML High Yield Division
				(Service Class I)	(Class II)
Investment Income
Dividends	$14,306	$5,310	$1,846	$664	$5,745	$14,333	$83,917	$11,791
Expenses
Mortality and expense risk fees	1,786	3,155	798	206	3,365	7,837	28,438	910
Net investment income (loss)	12,520	2,155	1,048	458	2,380	6,496	55,479	10,881
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	18,753	515	5,823	12,005	35,190	97,925	59,492	(1,917)
Realized gain distribution	-	87,539	-	7,941	54,250	93,869	228,056	-
Realized gain (loss)	18,753	88,054	5,823	19,946	89,440	191,794	287,548	(1,917)
Change in net unrealized appreciation/
depreciation of investments	10,383	161,262	19,597	(6,873)	(6,605)	160,242	334,634	(195)
Net gain (loss) on investments	29,136	249,316	25,420	13,073	82,835	352,036	622,182	(2,112)
Net increase (decrease) in net assets
resulting from operations	41,656	251,471	26,468	13,531	85,215	358,532	677,661	8,769
Capital transactions:
Transfers of net premiums	68,739	5,744	24,223	-	97,011	457,382	707,553	25,781
Transfers due to death benefits	(2,050)	-	-	-	(2,580)	(1,405)	-	-
Transfers due to withdrawal of funds	(22,044)	(5,814)	(38,087)	-	(19,281)	(54,893)	(82,467)	(64,914)
Transfers due to policy loans, net of repayments	(3,148)	(360)	(14)	-	(6,190)	(7,842)	(9,080)	(944)
Transfers due to charges for administrative and insurance costs	(16,458)	(4,746)	(5,095)	(2,202)	(36,371)	(122,585)	(306,066)	(2,729)
Transfers between divisions and to/from
Guaranteed Principal Account	214,452	5,138	1,790	68,963	84,268	41,262	620,184	21,342
Net increase (decrease) in net assets
resulting from capital transactions	239,492	(38)	(17,183)	66,762	116,857	311,919	930,125	(21,464)
Total increase (decrease)	281,147	251,433	9,285	80,292	202,072	670,451	1,607,785	(12,695)
NET ASSETS, at beginning of the year	319,256	921,656	93,987	47,922	478,710	1,294,731	4,691,615	113,187
NET ASSETS, at end of the year	$600,403	$1,173,089	$103,272	$128,214	$680,782	$1,965,182	$6,299,400	$100,492

See Notes to Financial Statements.

F-35

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2021
	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML International Equity Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division
Investment Income
Dividends	$20,320	$61,254	$467	$177	$1,207,090	$108,275	$-	$21,013
Expenses
Mortality and expense risk fees	4,062	22,853	428	1,797	138,930	38,501	16,109	7,250
Net investment income (loss)	16,258	38,401	39	(1,620)	1,068,160	69,774	(16,109)	13,763
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	109,530	117,482	(148)	6,544	246,467	315,552	130,650	81,819
Realized gain distribution	-	426,740	-	31,172	704,110	-	697,722	33,689
Realized gain (loss)	109,530	544,222	(148)	37,716	950,577	315,552	828,372	115,508
Change in net unrealized appreciation/
depreciation of investments	108,012	(248,111)	2,422	660	(1,855,171)	764,527	(429,876)	154,751
Net gain (loss) on investments	217,542	296,111	2,274	38,376	(904,595)	1,080,079	398,496	270,259
Net increase (decrease) in net assets
resulting from operations	233,800	334,512	2,313	36,756	163,566	1,149,853	382,387	284,022
Capital transactions:
Transfers of net premiums	343,794	363,783	18,320	58,016	1,327,669	542,883	490,876	177,234
Transfers due to death benefits	-	(10,574)	-	-	(182,964)	(15,240)	(2,979)	(1,176)
Transfers due to withdrawal of funds	(24,645)	(113,345)	(1,344)	(20,383)	(1,133,375)	(386,316)	(260,440)	(74,103)
Transfers due to policy loans, net of repayments	(3,360)	(109,073)	(590)	(17)	(362,742)	(250,799)	(27,850)	(7,397)
Transfers due to charges for administrative and insurance costs	(54,097)	(208,675)	(1,136)	(9,996)	(1,095,347)	(339,441)	(203,989)	(84,601)
Transfers between divisions and to/from
Guaranteed Principal Account	77,272	453,208	27,386	193,410	1,056,591	236,239	310,233	105,198
Net increase (decrease) in net assets
resulting from capital transactions	338,964	375,324	42,636	221,030	(390,168)	(212,674)	305,851	115,156
Total increase (decrease)	572,764	709,836	44,949	257,786	(226,602)	937,179	688,238	399,177
NET ASSETS, at beginning of the year	717,380	5,359,804	32,658	103,492	38,463,908	10,400,525	2,851,566	1,187,960
NET ASSETS, at end of the year	$1,290,144	$6,069,640	$77,607	$361,278	$38,237,306	$11,337,704	$3,539,804	$1,587,137

See Notes to Financial Statements.

F-36

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2021
	MML Moderate Allocation Division	MML Short-Duration Bond Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Value Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML Total Return Bond Division
Investment Income
Dividends	$27,259	$9,175	$140,155	$-	$1,018	$10,772	$-	$2,129
Expenses
Mortality and expense risk fees	10,990	460	127,290	81,464	1,265	4,543	1,016	441
Net investment income (loss)	16,269	8,715	12,865	(81,464)	(247)	6,229	(1,016)	1,688
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	98,247	(3,895)	1,452,199	611,345	10,603	131,460	1,382	(4,223)
Realized gain distribution	72,841	-	1,898,750	3,378,424	18,572	-	29,947	5,009
Realized gain (loss)	171,088	(3,895)	3,350,949	3,989,769	29,175	131,460	31,329	786
Change in net unrealized appreciation/
depreciation of investments	18,953	(4,477)	2,819,207	(2,482,757)	18,348	140,460	(46,030)	(2,877)
Net gain (loss) on investments	190,041	(8,372)	6,170,156	1,507,012	47,523	271,920	(14,702)	(2,091)
Net increase (decrease) in net assets
resulting from operations	206,310	343	6,183,021	1,425,548	47,276	278,149	(15,718)	(403)
Capital transactions:
Transfers of net premiums	314,207	9,722	1,215,195	792,504	9,158	159,883	38,696	64,869
Transfers due to death benefits	-	-	(139,502)	(257,194)	-	(2,516)	-	-
Transfers due to withdrawal of funds	(198,864)	(47)	(1,200,312)	(1,214,634)	(47)	(42,419)	(15,365)	(7,977)
Transfers due to policy loans, net of repayments	(2,025)	(618)	(500,322)	(410,064)	-	(2,992)	(1,386)	(621)
Transfers due to charges for administrative and insurance costs	(113,462)	(2,888)	(936,470)	(568,398)	(5,619)	(56,720)	(5,785)	(5,375)
Transfers between divisions and to/from
Guaranteed Principal Account	20,378	312,255	(26,252)	356,385	191,582	(50,497)	27,306	33,738
Net increase (decrease) in net assets
resulting from capital transactions	20,235	318,424	(1,587,663)	(1,301,401)	195,074	4,739	43,467	84,634
Total increase (decrease)	226,544	318,767	4,595,358	124,147	242,350	282,888	27,749	84,231
NET ASSETS, at beginning of the year	1,810,582	13,182	28,249,486	20,925,468	130,835	809,605	118,330	40,203
NET ASSETS, at end of the year	$2,037,126	$331,949	$32,844,844	$21,049,615	$373,185	$1,092,493	$146,079	$124,434

See Notes to Financial Statements.

F-37

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2021
	MML U.S. Government Money Market Division	PIMCO Commodity- RealReturn® Strategy Division	PIMCO Global Bond Opportunities Division	PIMCO High Yield Division	PIMCO Real Return Division	PIMCO Total Return Division	T. Rowe Price All-Cap Opportunities Division	T. Rowe Price Blue Chip Growth Division
Investment Income
Dividends	$-	$19,121	$11,323	$13,104	$1,034	$2,270	$-	$-
Expenses
Mortality and expense risk fees	70,340	2,068	573	764	53	314	31,911	87,684
Net investment income (loss)	(70,340)	17,053	10,750	12,340	981	1,956	(31,911)	(87,684)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	415	42,670	(176)	(768)	483	(5,829)	241,901	3,168,168
Realized gain distribution	-	-	3,481	-	-	4,458	920,211	2,754,765
Realized gain (loss)	415	42,670	3,306	(768)	483	(1,371)	1,162,112	5,922,933
Change in net unrealized appreciation/
depreciation of investments	(430)	62,625	(24,476)	(2,578)	(380)	(2,359)	(298,805)	(1,969,250)
Net gain (loss) on investments	(16)	105,295	(21,171)	(3,346)	103	(3,730)	863,307	3,953,683
Net increase (decrease) in net assets
resulting from operations	(70,356)	122,348	(10,421)	8,994	1,084	(1,774)	831,396	3,865,999
Capital transactions:
Transfers of net premiums	5,575,815	71,340	13,448	9,515	11,065	7,094	115,419	526,894
Transfers due to death benefits	(80,124)	(896)	-	-	-	-	(38,444)	(62,173)
Transfers due to withdrawal of funds	(4,141,357)	(32,179)	(7)	(149,055)	5	-	(549,403)	(1,766,492)
Transfers due to policy loans, net of repayments	(620,793)	(31,827)	-	-	-	-	20,472	(528,163)
Transfers due to charges for administrative and insurance costs	(1,219,503)	(23,930)	(2,013)	(3,894)	(842)	(1,363)	(78,792)	(422,762)
Transfers between divisions and to/from
Guaranteed Principal Account	(5,253,765)	21,586	4,363	46,333	(10,265)	12,661	90,352	507,298
Net increase (decrease) in net assets
resulting from capital transactions	(5,739,727)	4,094	15,792	(97,101)	(38)	18,392	(440,396)	(1,745,398)
Total increase (decrease)	(5,810,082)	126,442	5,371	(88,107)	1,046	16,618	391,000	2,120,601
NET ASSETS, at beginning of the year	22,206,288	365,739	227,936	265,993	20,601	179,430	4,529,302	23,754,759
NET ASSETS, at end of the year	$16,396,206	$492,181	$233,307	$177,886	$21,647	$196,048	$4,920,302	$25,875,360

See Notes to Financial Statements.

F-38

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2021
	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division	Templeton Global Bond VIP Division	Vanguard VIF Global Bond Index Division	Vanguard VIF Mid Cap Index Division	Vanguard VIF Real Estate Index Division
Investment Income
Dividends	$345,069	$1,264	$-	$227,146	$-	$223	$128	$154
Expenses
Mortality and expense risk fees	81,407	240	288,959	47,222	80	714	1,040	722
Net investment income (loss)	263,662	1,024	(288,959)	179,924	(80)	(491)	(912)	(568)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	257,073	2,070	1,976,890	109,344	(2,132)	1,035	8,376	11,170
Realized gain distribution	1,631,417	292	7,537,382	-	-	166	767	203
Realized gain (loss)	1,888,490	2,362	9,514,272	109,344	(2,132)	1,201	9,143	11,373
Change in net unrealized appreciation/
depreciation of investments	2,574,787	(3,424)	632,293	118,222	748	(1,619)	12,085	17,186
Net gain (loss) on investments	4,463,277	(1,062)	10,146,565	227,566	(1,384)	(418)	21,228	28,559
Net increase (decrease) in net assets
resulting from operations	4,726,939	(38)	9,857,606	407,490	(1,464)	(909)	20,316	27,991
Capital transactions:
Transfers of net premiums	986,132	-	1,728,446	615,612	21,755	186,722	298,888	191,132
Transfers due to death benefits	(35,360)	-	(354,652)	(21,762)	-	-	-	-
Transfers due to withdrawal of funds	(596,333)	11	(3,699,480)	(145,496)	1	(52)	171	1,523
Transfers due to policy loans, net of repayments	(443,287)	(8,417)	(966,093)	(189,849)	(27)	-	-	-
Transfers due to charges for administrative and insurance costs	(636,552)	(4,420)	(1,796,625)	(361,745)	(704)	(11,794)	(24,827)	(10,996)
Transfers between divisions and to/from Guaranteed Principal Account	687,701	(46,299)	(157,993)	513,705	(21,904)	14,582	20,406	6,701
Net increase (decrease) in net assets
resulting from capital transactions	(37,699)	(59,125)	(5,246,397)	410,465	(880)	189,458	294,638	188,360
Total increase (decrease)	4,689,240	(59,163)	4,611,209	817,955	(2,343)	188,549	314,954	216,350
NET ASSETS, at beginning of the year	18,840,838	107,265	70,544,711	11,342,176	42,977	2,918	5,680	5,022
NET ASSETS, at end of the year	$23,530,078	$48,102	$75,155,920	$12,160,131	$40,634	$191,467	$320,634	$221,372

See Notes to Financial Statements.

F-39

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2021
	Voya International Index Division	Voya Russell™ Mid Cap Index Division	Voya Russell™ Small Cap Index Division	VY® Clarion Global Real Estate Division
Investment Income
Dividends	$31,021	$15,896	$2,053	$16,690
Expenses
Mortality and expense risk fees	4,142	4,995	1,113	2,560
Net investment income (loss)	26,879	10,901	940	14,130
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	31,433	156,799	137,772	(4,318)
Realized gain distribution	-	193,476	-	-
Realized gain (loss)	31,433	350,275	137,772	(4,318)
Change in net unrealized appreciation/
depreciation of investments	101,082	4,149	(85,014)	166,466
Net gain (loss) on investments	132,515	354,424	52,758	162,149
Net increase (decrease) in net assets
resulting from operations	159,394	365,325	53,698	176,279
Capital transactions:
Transfers of net premiums	168,181	133,451	42,685	79,944
Transfers due to death benefits	-	-	-	-
Transfers due to withdrawal of funds	13	190	653	(29,933)
Transfers due to policy loans, net of repayments	-	-	-	(13,349)
Transfers due to charges for administrative
and insurance costs	(12,871)	(24,237)	(6,347)	(26,037)
Transfers between divisions and to/from
Guaranteed Principal Account	(102,988)	333,318	(24,335)	4,157
Net increase (decrease) in net assets
resulting from capital transactions	52,335	442,722	12,656	14,783
Total increase (decrease)	211,728	808,046	66,353	191,061
NET ASSETS, at beginning of the year	1,481,694	1,486,419	366,824	510,408
NET ASSETS, at end of the year	$1,693,422	$2,294,465	$433,177	$701,469

See Notes to Financial Statements.

F-40

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
For The Year Ended December 31, 2020

	American Century VP Capital Appreciation Division	American Century VP Disciplined Core Value Division	American Century VP Inflation Protection Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	BlackRock High Yield V.I. Division
Investment Income
Dividends	$-	$556,366	$1,146	$986	$287,687	$381,365	$528,881	$6,296
Expenses
Mortality and expense risk fees	1,876	118,241	191	1,240	62,244	97,024	176,210	289
Net investment income (loss)	(1,876)	438,125	955	(254)	225,443	284,341	352,671	6,007
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	5,549	344,845	4,115	524	184,394	398,771	642,231	(1,316)
Realized gain distribution	80,012	1,437,507	-	2,975	327,470	103,371	1,021,748	-
Realized gain (loss)	85,561	1,782,352	4,115	3,499	511,864	502,142	1,663,979	(1,316)
Change in net unrealized appreciation/ depreciation of investments	209,956	955,405	2,111	47,272	(730,064)	1,856,952	2,934,933	6,399
Net gain (loss) on investments	295,517	2,737,757	6,226	50,771	(218,200)	2,359,094	4,598,912	5,083
Net increase (decrease) in net assets resulting from operations	293,641	3,175,882	7,181	50,517	7,243	2,643,435	4,951,583	11,090
Capital transactions:
Transfers of net premiums	61,282	1,260,012	32,695	-	624,602	1,149,222	1,645,255	50,929
Transfers due to death benefits	-	(154,107)	-	-	(25,815)	(38,666)	(87,957)	-
Transfers due to withdrawal of funds	(403)	(1,559,802)	1,370	-	(420,496)	(575,510)	(1,389,476)	5,781
Transfers due to policy loans, net of repayments	-	(361,058)	-	-	(168,769)	(160,884)	(675,071)	-
Transfers due to charges for administrative and insurance costs	(8,457)	(931,555)	(1,518)	(2,349)	(399,616)	(852,556)	(1,253,578)	(2,351)
Transfers between divisions and to/from Guaranteed Principal Account	(44,981)	(99,057)	788	-	(85,475)	183,329	(79,755)	(1,541)
Net increase (decrease) in net assets
resulting from capital transactions	7,441	(1,845,567)	33,335	(2,349)	(475,569)	(295,065)	(1,840,582)	52,818
Total increase (decrease)	301,082	1,330,315	40,516	48,168	(468,326)	2,348,370	3,111,001	63,908
NET ASSETS, at beginning of the year	694,663	30,738,840	49,510	203,381	14,599,998	22,695,282	40,028,763	73,277
NET ASSETS, at end of the year	$995,745	$32,069,155	$90,026	$251,549	$14,131,672	$25,043,652	$43,139,764	$137,185

See Notes to Financial Statements.

F-41

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2020
	BlackRock Small Cap Index V.I. Division	BlackRock Total Return V.I. Division	BNY Mellon MidCap Stock Division	Delaware VIP® Emerging Markets Division	Delaware VIP® Small Cap Value Division	DWS Small Cap Index Division	Eaton Vance VT Floating-Rate Income Division	Fidelity® VIP Bond Index Division
Investment Income
Dividends	$6	$8,622	$252	$530	$19	$91,963	$2,591	$2
Expenses
Mortality and expense risk fees	1	986	148	258	27	33,373	184	-
Net investment income (loss)	5	7,636	104	272	(8)	58,590	2,407	2
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(3)	4,658	(13,952)	8,139	947	47,101	(224)	(3)
Realized gain distribution	14	21,047	-	1,987	109	851,032	-	-
Realized gain (loss)	11	25,705	(13,952)	10,126	1,056	898,133	(224)	(3)
Change in net unrealized appreciation/depreciation of investments	(22)	(1,118)	9,772	25,148	4,088	788,105	2,265	3
Net gain (loss) on investments	(11)	24,587	(4,180)	35,274	5,144	1,686,238	2,041	-
Net increase (decrease) in net assets resulting from operations	(6)	32,223	(4,076)	35,546	5,136	1,744,828	4,448	2
Capital transactions:
Transfers of net premiums	3,043	65,893	-	39,083	18,478	407,858	27,058	2,822
Transfers due to death benefits	-	-	-	-	-	(12,494)	-	-
Transfers due to withdrawal of funds	(37)	169	342	6,359	16	(350,743)	2,557	3
Transfers due to policy loans, net of repayments	-	-	-	-	-	(137,305)	-	-
Transfers due to charges for administrative and insurance costs	(299)	(8,289)	(2,008)	(2,017)	(1,827)	(270,131)	(1,413)	(208)
Transfers between divisions and to/from Guaranteed Principal Account	3,086	24,398	84,849	2,273	509	72,613	28,415	270
Net increase (decrease) in net assets
resulting from capital transactions	5,793	82,171	83,183	45,698	17,176	(290,202)	56,617	2,887
Total increase (decrease)	5,787	114,394	79,107	81,244	22,312	1,454,626	61,065	2,889
NET ASSETS, at beginning of the year	-	329,864	-	70,248	2,476	9,231,210	45,751	-
NET ASSETS, at end of the year	$5,787	$444,258	$79,107	$151,492	$24,788	$10,685,836	$106,816	$2,889

See Notes to Financial Statements.

F-42

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2020
	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division
	(Initial Class)	(Service Class)
Investment Income
Dividends	$203,975	$10,492	$-	$170	$1,357	$159	$5,158	$427
Expenses
Mortality and expense risk fees	372,339	53,110	-	34	207	16	722	79
Net investment income (loss)	(168,364)	(42,618)	-	136	1,150	143	4,436	348
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,311,817	182,339	(19)	(482)	(657)	516	(18,582)	(190)
Realized gain distribution	413,348	35,840	-	932	3,120	82	13,693	1,146
Realized gain (loss)	3,725,165	218,179	(19)	450	2,463	598	(4,889)	956
Change in net unrealized appreciation/ depreciation of investments	18,362,549	1,781,651	21	1,048	13,130	1,440	39,534	8,284
Net gain (loss) on investments	22,087,714	1,999,830	2	1,498	15,593	2,038	34,645	9,240
Net increase (decrease) in net assets resulting from operations	21,919,350	1,957,212	2	1,634	16,743	2,181	39,081	9,588
Capital transactions:
Transfers of net premiums	3,807,628	293,239	2,822	1,516	36,462	13,072	207,439	28,632
Transfers due to death benefits	(290,081)	(35,722)	-	-	-	-	-	-
Transfers due to withdrawal of funds	(2,730,348)	(510,300)	(14)	1	281	14	2	19
Transfers due to policy loans, net of repayments	(1,748,939)	(2,751)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(2,797,098)	(169,176)	(208)	(741)	(5,982)	(1,367)	(7,038)	(1,886)
Transfers between divisions and to/from Guaranteed Principal Account	1,443,737	56,852	-	12,436	182,073	1,428	4,961	(3,495)
Net increase (decrease) in net assets resulting from capital transactions	(2,315,101)	(367,858)	2,600	13,212	212,834	13,147	205,364	23,270
Total increase (decrease)	19,604,249	1,589,354	2,602	14,846	229,577	15,328	244,445	32,858
NET ASSETS, at beginning of the year	75,526,172	6,785,433	-	-	-	-	291,049	19,443
NET ASSETS, at end of the year	$95,130,421	$8,374,787	$2,602	$14,846	$229,577	$15,328	$535,494	$52,301

See Notes to Financial Statements.

F-43

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2020
	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Growth Division	Fidelity® VIP International Index Division	Fidelity® VIP Real Estate Division	Fidelity® VIP Total Market Index Division	Franklin Mutual Global Discovery VIP Division	Franklin Small Cap Value VIP Division	Goldman Sachs Core Fixed Income Division
Investment Income
Dividends	$112	$154	$16	$2,337	$34	$33	$189,431	$10,844
Expenses
Mortality and expense risk fees	16	1,476	1	261	2	3	61,076	1,354
Net investment income (loss)	96	(1,322)	15	2,076	32	30	128,355	9,490
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,049	6,475	17	(21,854)	-	(40)	(1,744,682)	4,394
Realized gain distribution	92	24,797	-	4,055	-	27	805,702	5,202
Realized gain (loss)	1,141	31,272	17	(17,799)	-	(13)	(938,980)	9,596
Change in net unrealized appreciation/depreciation of investments	1,606	89,184	70	6,649	76	(2)	1,517,991	27,211
Net gain (loss) on investments	2,747	120,456	87	(11,150)	76	(15)	579,011	36,807
Net increase (decrease) in net assets resulting from operations	2,843	119,134	102	(9,074)	108	15	707,366	46,297
Capital transactions:
Transfers of net premiums	13,527	32,440	3,078	35,203	3,184	-	781,493	29,374
Transfers due to death benefits	-	(3,604)	-	-	-	-	(29,706)	-
Transfers due to withdrawal of funds	19	(284)	11	4,537	(24)	(9)	(438,932)	54
Transfers due to policy loans, net of repayments	-	-	-	-	-	-	(208,089)	-
Transfers due to charges for administrative and insurance costs	(1,387)	(8,665)	(227)	(2,652)	(361)	(47)	(447,255)	(7,329)
Transfers between divisions and to/from Guaranteed Principal Account	(373)	108,877	3,501	60,672	5,059	1,956	171,289	148,529
Net increase (decrease) in net assets resulting from capital transactions	11,786	128,764	6,363	97,760	7,858	1,900	(171,200)	170,628
Total increase (decrease)	14,629	247,898	6,465	88,686	7,966	1,915	536,166	216,925
NET ASSETS, at beginning of the year	-	188,085	-	39,801	-	-	14,844,653	417,527
NET ASSETS, at end of the year	$14,629	$435,983	$6,465	$128,487	$7,966	$1,915	$15,380,819	$634,452

See Notes to Financial Statements.

F-44

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2020

	Goldman Sachs International Equity Insights Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Strategic Growth Division	Goldman Sachs U.S. Equity Insights Division	Invesco Oppenheimer V.I. Capital Appreciation Division	Invesco Oppenheimer V.I. Conservative Balanced Division
Investment Income
Dividends	$1,784	$85	$9,717	$38	$8,961	$1,184	$-	$40,594
Expenses
Mortality and expense risk fees	758	20	8,784	31	37,454	787	352,384	14,225
Net investment income (loss)	1,026	65	933	7	(28,493)	397	(352,384)	26,369
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(11,089)	(285)	102,894	(53)	(85,223)	3,108	4,687,113	22,685
Realized gain distribution	-	112	24,681	236	878,278	5,951	11,899,125	45,107
Realized gain (loss)	(11,089)	(173)	127,575	183	793,055	9,059	16,586,238	67,792
Change in net unrealized appreciation/depreciation of investments	16,357	257	1,768	3,125	2,640,841	12,404	9,038,853	163,097
Net gain (loss) on investments	5,268	84	129,343	3,308	3,433,896	21,463	25,625,091	230,889
Net increase (decrease) in net assets resulting from operations	6,294	149	130,276	3,315	3,405,403	21,860	25,272,707	257,258
Capital transactions:
Transfers of net premiums	8,589	94	7,074	9,672	261,774	-	3,052,124	93,222
Transfers due to death benefits	(39,781)	-	(32,884)	-	(18,604)	-	(457,355)	(2,386)
Transfers due to withdrawal of funds	(1,757)	(1)	(2,478)	53	(192,584)	(1)	(5,571,027)	(41,974)
Transfers due to policy loans, net of repayments	-	-	-	-	(133,192)	-	(1,440,206)	(4,457)
Transfers due to charges for administrative and insurance costs	(3,544)	(840)	(17,541)	(650)	(298,326)	(4,721)	(2,673,539)	(50,402)
Transfers between divisions and to/from Guaranteed Principal Account	2,971	-	(794,639)	-	(241,798)	-	(1,519,891)	77,216
Net increase (decrease) in net assets resulting from capital transactions	(33,522)	(747)	(840,468)	9,075	(622,730)	(4,722)	(8,609,894)	71,219
Total increase (decrease)	(27,228)	(598)	(710,192)	12,390	2,782,673	17,138	16,662,813	328,477
NET ASSETS, at beginning of the year	153,804	7,278	2,461,947	7,991	8,967,076	134,986	74,819,293	1,796,954
NET ASSETS, at end of the year	$126,576	$6,680	$1,751,755	$20,381	$11,749,749	$152,124	$91,482,106	$2,125,431

See Notes to Financial Statements.

F-45

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2020
	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Strategic Income Division	Invesco Oppenheimer V.I. Government Money Division	Invesco Oppenheimer V.I. International Growth Division	Invesco Oppenheimer V.I. Main Street Division	Invesco Oppenheimer V.I. Main Street Small Cap Division	Invesco Oppenheimer V.I. Total Return Bond Division
		(Class II)
Investment Income
Dividends	$24,637	$714,364	$1,275,389	$8,081	$248,129	$419,742	$17,437	$483,081
Expenses
Mortality and expense risk fees	320,115	447,884	98,364	26,535	134,166	116,749	18,391	73,770
Net investment income (loss)	(295,478)	266,480	1,177,025	(18,454)	113,963	302,993	(954)	409,311
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,520,739	1,991,833	(432,945)	-	582,789	403,726	(52,299)	168,760
Realized gain distribution	5,136,080	3,722,045	-	-	366,484	2,764,246	39,495	-
Realized gain (loss)	8,656,819	5,713,878	(432,945)	-	949,273	3,167,972	(12,804)	168,760
Change in net unrealized appreciation/depreciation of investments	14,540,676	20,462,629	(116,243)	-	4,275,117	167,430	548,218	685,555
Net gain (loss) on investments	23,197,495	26,176,507	(549,188)	-	5,224,390	3,335,402	535,414	854,315
Net increase (decrease) in net assets resulting from operations	22,902,017	26,442,987	627,837	(18,454)	5,338,353	3,638,395	534,460	1,263,626
Capital transactions:
Transfers of net premiums	2,282,355	3,726,307	1,818,248	809,016	2,077,944	1,300,300	228,237	1,378,063
Transfers due to death benefits	(165,169)	(381,838)	(81,437)	(13,042)	(31,878)	(128,013)	-	(50,479)
Transfers due to withdrawal of funds	(3,574,741)	(3,159,032)	(757,665)	(420,342)	(650,431)	(1,805,057)	(185,204)	(315,297)
Transfers due to policy loans, net of repayments	(1,137,915)	(1,156,981)	(333,891)	(14,962)	(424,063)	(391,262)	(11,363)	(110,545)
Transfers due to charges for administrative and insurance costs	(1,930,066)	(2,976,866)	(1,041,290)	(88,863)	(849,189)	(1,051,470)	(75,713)	(583,768)
Transfers between divisions and to/from Guaranteed Principal Account	143,409	(1,115,798)	235,598	(237,106)	209,152	(378,314)	(14,938)	786,002
Net increase (decrease) in net assets resulting from capital transactions	(4,382,127)	(5,064,208)	(160,437)	34,701	331,535	(2,453,816)	(58,981)	1,103,976
Total increase (decrease)	18,519,890	21,378,779	467,400	16,247	5,669,888	1,184,579	475,479	2,367,602
NET ASSETS, at beginning of the year	60,331,547	102,363,468	22,295,339	3,673,096	25,318,416	30,111,174	2,894,554	13,725,099
NET ASSETS, at end of the year	$78,851,437	$123,742,247	$22,762,739	$3,689,343	$30,988,304	$31,295,753	$3,370,033	$16,092,701

See Notes to Financial Statements.

F-46

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2020

	Invesco V.I. Comstock Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Real Estate Division	Invesco V.I. Health Care Division	Invesco V.I. International Growth Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Ivy VIP Asset Strategy Division
								(Class II)
Investment Income
Dividends	$847	$66,965	$365	$12,822	$51	$-	$-	$1,448
Expenses
Mortality and expense risk fees	66	9,265	9	18,700	4	-	25,175	446
Net investment income (loss)	781	57,700	356	(5,878)	47	-	(25,175)	1,002
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(427)	(22,669)	258	90,079	(6)	(1)	534,016	-
Realized gain distribution	930	55,691	204	97,607	49	2	570,294	1,178
Realized gain (loss)	503	33,022	462	187,686	43	1	1,104,310	1,178
Change in net unrealized appreciation/ depreciation of investments	3,569	(98,254)	59	370,542	261	7	1,265,738	7,218
Net gain (loss) on investments	4,072	(65,232)	521	558,228	304	8	2,370,048	8,396
Net increase (decrease) in net assets resulting from operations	4,853	(7,532)	877	552,350	351	8	2,344,873	9,398
Capital transactions:
Transfers of net premiums	20,833	156,017	8,106	335,343	-	-	407,550	8,676
Transfers due to death benefits	-	(7,284)	-	(5,497)	-	-	(9,835)	-
Transfers due to withdrawal of funds	(34)	(72,587)	9	(78,660)	(4)	-	(195,410)	31
Transfers due to policy loans, net of repayments	-	(39,525)	-	(40,624)	-	-	(89,097)	-
Transfers due to charges for administrative and insurance costs	(1,771)	(103,374)	(839)	(176,913)	(77)	(1)	(260,863)	(450)
Transfers between divisions and to/from Guaranteed Principal Account	-	73,739	1,659	(2,243)	2,406	48	79,629	-
Net increase (decrease) in net assets resulting from capital transactions	19,028	6,986	8,935	31,406	2,325	47	(68,026)	8,257
Total increase (decrease)	23,881	(546)	9,812	583,756	2,676	55	2,276,847	17,655
NET ASSETS, at beginning of the year	15,400	2,338,701	-	3,946,910	-	-	5,161,971	62,237
NET ASSETS, at end of the year	$39,281	$2,338,155	$9,812	$4,530,666	$2,676	$55	$7,438,818	$79,892

See Notes to Financial Statements.

F-47

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2020
	Ivy VIP Science and Technology Division	Janus Henderson Balanced Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division
		(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)
Investment Income
Dividends	$-	$3,485	$91,351	$69,121	$488	$71,900	$1,509	$-
Expenses
Mortality and expense risk fees	41	1,159	27,737	103,422	1,920	40,665	1,470	19
Net investment income (loss)	(41)	2,326	63,614	(34,301)	(1,432)	31,235	39	(19)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	55	2,701	317,261	1,029,992	4,042	322,722	725	-
Realized gain distribution	2,297	3,063	90,676	1,788,907	22,364	520,630	14,634	-
Realized gain (loss)	2,352	5,764	407,937	2,818,899	26,406	843,352	15,359	-
Change in net unrealized appreciation/depreciation of investments	2,739	17,161	326,268	5,866,522	75,554	1,002,951	36,797	3,057
Net gain (loss) on investments	5,091	22,925	734,205	8,685,421	101,960	1,846,303	52,156	3,057
Net increase (decrease) in net assets resulting from operations	5,050	25,251	797,819	8,651,120	100,528	1,877,538	52,195	3,038
Capital transactions:
Transfers of net premiums	-	-	267,356	695,677	9,068	467,782	5,104	-
Transfers due to death benefits	-	(6,142)	(11,233)	(78,238)	-	(22,510)	-	-
Transfers due to withdrawal of funds	(7)	(139)	(140,470)	(801,859)	(496)	(345,406)	(9)	(1)
Transfers due to policy loans, net of repayments	-	-	(51,045)	(492,523)	(1,547)	(150,836)	(1,312)	-
Transfers due to charges for administrative and insurance costs	(731)	(3,287)	(218,912)	(717,043)	(6,995)	(337,045)	(925)	(139)
Transfers between divisions and to/from Guaranteed Principal Account	15,933	-	157,531	(66,519)	(112)	(77,397)	1,364	35,220
Net increase (decrease) in net assets resulting from capital transactions	15,195	(9,568)	3,227	(1,460,505)	(82)	(465,412)	4,222	35,080
Total increase (decrease)	20,245	15,683	801,046	7,190,615	100,446	1,412,126	56,417	38,118
NET ASSETS, at beginning of the year	-	195,299	5,954,940	23,845,964	264,895	10,129,324	268,482	-
NET ASSETS, at end of the year	$20,245	$210,982	$6,755,986	$31,036,579	$365,341	$11,541,450	$324,899	$38,118

See Notes to Financial Statements.

F-48

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2020

	Lord Abbett Developing Growth Division	MFS® Blended Research Core Equity Division	MFS® Growth Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Research Division
Investment Income
Dividends	$-	$1,552	$-	$689	$5,133	$219	$-	$7,267
Expenses
Mortality and expense risk fees	181	228	17,309	157	3,756	29	37,079	6,019
Net investment income (loss)	(181)	1,324	(17,309)	532	1,377	190	(37,079)	1,248
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(63)	(11,015)	376,930	164	27,384	1,578	265,171	3,953
Realized gain distribution	9,765	4,921	201,559	1,388	24,552	741	691,909	40,061
Realized gain (loss)	9,702	(6,094)	578,489	1,552	51,936	2,319	957,080	44,014
Change in net unrealized appreciation/depreciation of investments	32,382	12,490	239,316	12,399	32,253	2,997	1,994,061	121,528
Net gain (loss) on investments	42,084	6,396	817,805	13,951	84,189	5,316	2,951,141	165,542
Net increase (decrease) in net assets resulting from operations	41,903	7,720	800,496	14,483	85,566	5,506	2,914,062	166,790
Capital transactions:
Transfers of net premiums	3,655	19,730	87,374	27,079	27,192	25,828	217,040	13,937
Transfers due to death benefits	-	-	(34,588)	-	-	-	(17,308)	(18,999)
Transfers due to withdrawal of funds	(182)	2,888	(142,887)	86	(15,421)	26	(253,245)	(62,778)
Transfers due to policy loans, net of repayments	-	-	(2,685)	-	(7,501)	-	(60,605)	(4)
Transfers due to charges for administrative and insurance costs	(2,581)	(2,363)	(61,034)	(2,929)	(18,290)	(2,672)	(165,590)	(28,326)
Transfers between divisions and to/from Guaranteed Principal Account	93,350	70,940	(605,451)	34,563	(227,522)	1,454	(152,209)	301,048
Net increase (decrease) in net assets resulting from capital transactions	94,242	91,195	(759,271)	58,799	(241,542)	24,636	(431,917)	204,878
Total increase (decrease)	136,145	98,915	41,225	73,282	(155,976)	30,142	2,482,145	371,668
NET ASSETS, at beginning of the year	2,312	17,246	3,064,314	21,771	926,606	-	6,625,713	1,083,046
NET ASSETS, at end of the year	$138,457	$116,161	$3,105,539	$95,053	$770,630	$30,142	$9,107,858	$1,454,714

See Notes to Financial Statements.

F-49

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2020

	MFS® Utilities Division	MFS® Value Division	MML Aggressive Allocation Division	MML American Funds Core Allocation Division	MML American Funds Growth Division	MML American Funds International Division	MML Balanced Allocation Division	MML Blend Division
Investment Income
Dividends	$208	$1,531	$54,840	$3,194	$772	$267	$50,914	$-
Expenses
Mortality and expense risk fees	18	227	17,832	576	639	193	12,151	128,598
Net investment income (loss)	190	1,304	37,008	2,618	133	74	38,763	(128,598)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(19)	-	(176,350)	(199)	732	(32)	(24,657)	626,347
Realized gain distribution	218	4,291	232,770	9,969	11,197	1,482	67,067	1,352,143
Realized gain (loss)	199	4,291	56,420	9,770	11,929	1,450	42,410	1,978,490
Change in net unrealized appreciation/ depreciation of investments	484	10,025	372,814	12,314	33,667	2,216	131,069	1,849,260
Net gain (loss) on investments	683	14,316	429,234	22,084	45,596	3,666	173,479	3,827,750
Net increase (decrease) in net assets resulting from operations	873	15,620	466,242	24,702	45,729	3,740	212,242	3,699,152
Capital transactions:
Transfers of net premiums	5,637	-	668,068	151,060	16,860	1,315	316,684	1,583,216
Transfers due to death benefits	-	-	-	-	-	-	-	(173,738)
Transfers due to withdrawal of funds	62	1	(140,431)	(6,869)	147	5	(78,338)	(1,108,511)
Transfers due to policy loans, net of repayments	-	-	(67,131)	-	(218)	-	(16,106)	(183,112)
Transfers due to charges for administrative
and insurance costs	(301)	(2,455)	(307,712)	(9,516)	(1,116)	(2)	(106,360)	(1,634,819)
Transfers between divisions and to/from Guaranteed Principal Account	-	104,236	(8,171)	170,211	9,081	-	24,019	(78,335)
Net increase (decrease) in net assets resulting from capital transactions	5,398	101,782	144,623	304,886	24,754	1,318	139,899	(1,595,299)
Total increase (decrease)	6,271	117,402	610,865	329,588	70,483	5,058	352,141	2,103,853
NET ASSETS, at beginning of the year	4,848	36,426	3,446,034	23,627	75,873	27,498	1,843,654	31,243,992
NET ASSETS, at end of the year	$11,119	$153,828	$4,056,899	$353,215	$146,356	$32,556	$2,195,795	$33,347,845

See Notes to Financial Statements.

F-50

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2020

	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Equity Index Division	MML Equity Index Division
						(Service Class I)	(Class II)	(Class III)
Investment Income
Dividends	$-	$53,813	$87	$1,767,489	$30,786	$59,179	$1,590,329	$-
Expenses
Mortality and expense risk fees	66,047	12,670	108	354,409	5,703	8,386	411,874	1
Net investment income (loss)	(66,047)	41,143	(21)	1,413,080	25,083	50,793	1,178,455	(1)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	179,516	2,062	281	1,034,770	(117,023)	(177,995)	3,004,591	30
Realized gain distribution	1,243,209	57,328	-	8,582,705	88,097	857,057	20,775,575	-
Realized gain (loss)	1,422,725	59,390	281	9,617,475	(28,926)	679,062	23,780,166	30
Change in net unrealized appreciation/ depreciation of investments	2,937,432	108,746	813	(9,225,719)	47,235	(33,303)	(10,251,303)	29
Net gain (loss) on investments	4,360,157	168,136	1,094	391,756	18,309	645,759	13,528,863	59
Net increase (decrease) in net assets resulting from operations	4,294,110	209,279	1,073	1,804,836	43,392	696,552	14,707,318	58
Capital transactions:
Transfers of net premiums	1,633,561	262,745	15,795	3,804,631	178,342	591,638	3,630,398	2,946
Transfers due to death benefits	(33,408)	-	-	(560,844)	(5,672)	-	(344,606)	-
Transfers due to withdrawal of funds	(392,604)	(316,221)	(1)	(2,264,027)	(12,892)	35,894	(4,372,402)	(28)
Transfers due to policy loans, net of repayments	(195,565)	(1,498)	-	(787,973)	(1,363)	-	(454,917)	-
Transfers due to charges for administrative and insurance costs	(574,651)	(62,257)	(828)	(3,617,432)	(91,771)	(51,463)	(2,757,612)	(208)
Transfers between divisions and to/from Guaranteed Principal Account	262,488	(9,104)	9,448	200,049	301,617	(9,541)	317,050	453
Net increase (decrease) in net assets resulting from capital transactions	699,821	(126,335)	24,414	(3,225,596)	368,261	566,528	(3,982,089)	3,163
Total increase (decrease)	4,993,931	82,944	25,487	(1,420,760)	411,653	1,263,080	10,725,229	3,221
NET ASSETS, at beginning of the year	12,396,513	1,838,023	10,289	87,307,189	1,134,639	2,887,488	85,127,840	-
NET ASSETS, at end of the year	$17,390,444	$1,920,967	$35,776	$85,886,429	$1,546,292	$4,150,568	$95,853,069	$3,221

See Notes to Financial Statements.

F-51

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2020

	MML Focused Equity Division	MML Foreign Division	MML Fundamental Equity Division	MML Fundamental Value Division	MML Global Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division
					(Service Class I)	(Class II)
Investment Income
Dividends	$2,337	$8,010	$297	$1,507	$370	$4,198	$9,949	$86,192
Expenses
Mortality and expense risk fees	828	1,202	2,368	886	75	2,260	5,286	22,265
Net investment income (loss)	1,509	6,808	(2,071)	621	295	1,938	4,663	63,927
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	9,082	(25,472)	(6,964)	(32,555)	(214)	(8,439)	(427)	(123,217)
Realized gain distribution	12,815	9,428	93,130	14,120	1,308	15,176	78,999	257,200
Realized gain (loss)	21,897	(16,044)	86,166	(18,435)	1,094	6,737	78,572	133,983
Change in net unrealized appreciation/depreciation of investments	24,567	31,922	66,944	15,506	2,924	49,915	83,275	312,738
Net gain (loss) on investments	46,464	15,878	153,110	(2,929)	4,018	56,652	161,847	446,721
Net increase (decrease) in net assets resulting from operations	47,973	22,686	151,039	(2,308)	4,313	58,590	166,510	510,648
Capital transactions:
Transfers of net premiums	104,447	62,513	50,198	9,011	-	84,098	203,168	881,425
Transfers due to death benefits	-	-	-	-	-	-	-	(4,999)
Transfers due to withdrawal of funds	7,641	(9,570)	(683)	(55,519)	-	(16,474)	(15,452)	(323,053)
Transfers due to policy loans, net of repayments	-	(2,318)	-	(1,366)	-	(2,932)	(8,706)	(17,932)
Transfers due to charges for administrative and insurance costs	(7,077)	(15,133)	(7,147)	(312)	(1,014)	(34,398)	(117,453)	(292,204)
Transfers between divisions and to/from Guaranteed Principal Account	(56,575)	1,511	(46,975)	22	44,623	4,671	30,500	(516,908)
Net increase (decrease) in net assets resulting from capital transactions	48,436	37,003	(4,607)	(48,164)	43,609	34,965	92,057	(273,671)
Total increase (decrease)	96,409	59,689	146,432	(50,472)	47,922	93,555	258,567	236,977
NET ASSETS, at beginning of the year	246,359	259,567	775,224	144,459	-	385,155	1,036,164	4,454,638
NET ASSETS, at end of the year	$342,768	$319,256	$921,656	$93,987	$47,922	$478,710	$1,294,731	$4,691,615

See Notes to Financial Statements.

F-52

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2020

	MML High Yield Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML International Equity Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division
Investment Income
Dividends	$25	$11,903	$6,192	$825	$287	$35,893	$134,712	$1,752
Expenses
Mortality and expense risk fees	746	2,598	24,279	174	619	142,029	39,981	11,269
Net investment income (loss)	(721)	9,305	(18,087)	651	(332)	(106,136)	94,731	(9,517)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(146)	(63,392)	111,890	(24)	151	121,686	129,780	(38,387)
Realized gain distribution	-	1,675	-	730	3,891	-	-	214,784
Realized gain (loss)	(146)	(61,717)	111,890	706	4,042	121,686	129,780	176,397
Change in net unrealized appreciation/depreciation of investments	6,197	89,918	451,233	960	19,766	2,630,473	381,310	398,379
Net gain (loss) on investments	6,051	28,201	563,123	1,666	23,808	2,752,159	511,090	574,776
Net increase (decrease) in net assets resulting from operations	5,330	37,506	545,036	2,317	23,476	2,646,023	605,821	565,259
Capital transactions:
Transfers of net premiums	8,343	119,403	314,846	4,151	7,779	1,388,634	550,286	439,794
Transfers due to death benefits	-	-	(360,246)	-	-	(136,945)	(44,481)	(2,521)
Transfers due to withdrawal of funds	(240)	1,790	(200,725)	35	58	(1,017,198)	(236,904)	(38,383)
Transfers due to policy loans, net of repayments	(218)	(1,754)	(128,853)	-	(1,654)	(216,660)	(158,254)	(8,502)
Transfers due to charges for administrative and insurance costs	(128)	(39,227)	(228,128)	(4)	(145)	(1,240,064)	(360,319)	(192,185)
Transfers between divisions and to/from Guaranteed Principal Account	484	110,352	442,336	75	676	218,743	291,719	236,666
Net increase (decrease) in net assets resulting from capital transactions	8,241	190,564	(160,770)	4,257	6,714	(1,003,490)	42,048	434,869
Total increase (decrease)	13,571	228,070	384,266	6,574	30,190	1,642,533	647,868	1,000,128
NET ASSETS, at beginning of the year	99,616	489,310	4,975,538	26,084	73,302	36,821,375	9,752,657	1,851,438
NET ASSETS, at end of the year	$113,187	$717,380	$5,359,804	$32,658	$103,492	$38,463,908	$10,400,525	$2,851,566

See Notes to Financial Statements.

F-53

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2020

	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Short-Duration Bond Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Value Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division
Investment Income
Dividends	$17,971	$40,353	$-	$119,721	$-	$266	$6,776	$508
Expenses
Mortality and expense risk fees	5,307	9,764	45	95,638	66,167	300	2,808	878
Net investment income (loss)	12,664	30,589	(45)	24,083	(66,167)	(34)	3,968	(370)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(102,735)	(22,375)	183	58,140	17,548	(4,578)	(92,671)	11,968
Realized gain distribution	-	74,997	-	214,841	1,959,947	5,086	28,015	3,243
Realized gain (loss)	(102,735)	52,622	183	272,981	1,977,495	508	(64,656)	15,211
Change in net unrealized appreciation/depreciation of investments	128,432	95,764	138	4,469,457	3,538,479	9,258	118,686	1,945
Net gain (loss) on investments	25,697	148,386	321	4,742,438	5,515,974	9,766	54,030	17,156
Net increase (decrease) in net assets resulting from operations	38,361	178,975	276	4,766,521	5,449,807	9,732	57,998	16,786
Capital transactions:
Transfers of net premiums	218,401	323,374	6,195	1,165,354	805,882	738	170,049	18,634
Transfers due to death benefits	(1,833)	-	-	(96,414)	(30,634)	-	-	-
Transfers due to withdrawal of funds	(20,395)	(142,685)	343	(559,650)	(679,150)	283	(6,471)	(3,136)
Transfers due to policy loans, net of repayments	(2,486)	(2,291)	-	(311,731)	(220,586)	-	(2,320)	(544)
Transfers due to charges for administrative and insurance costs	(79,852)	(118,469)	(240)	(827,160)	(579,719)	(2,145)	(50,495)	(1,424)
Transfers between divisions and to/from Guaranteed Principal Account	65,469	131,483	(10,185)	344,979	487,754	100,927	(11,024)	(42,189)
Net increase (decrease) in net assets resulting from capital transactions	179,304	191,412	(3,887)	(284,622)	(216,453)	99,803	99,739	(28,659)
Total increase (decrease)	217,665	370,387	(3,611)	4,481,899	5,233,354	109,535	157,737	(11,873)
NET ASSETS, at beginning of the year	970,295	1,440,195	16,793	23,767,587	15,692,114	21,300	651,868	130,203
NET ASSETS, at end of the year	$1,187,960	$1,810,582	$13,182	$28,249,486	$20,925,468	$130,835	$809,605	$118,330

See Notes to Financial Statements.

F-54

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2020

	MML Total Return Bond Division	MML U.S. Government Money Market Division	PIMCO Commodity- RealReturn® Strategy Division	PIMCO Global Bond Opportunities Division	PIMCO High Yield Division	PIMCO Real Return Division	PIMCO Total Return Division	T. Rowe Price Blue Chip Growth Division
Investment Income
Dividends	$990	$37,457	$17,860	$5,008	$10,118	$134	$3,362	$-
Expenses
Mortality and expense risk fees	202	74,328	1,525	509	536	21	391	96,086
Net investment income (loss)	788	(36,871)	16,335	4,499	9,582	113	2,971	(96,086)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	-	404	(29,285)	(123)	(90)	387	8,890	3,974,796
Realized gain distribution	142	-	-	-	-	-	1,889	740,701
Realized gain (loss)	142	404	(29,285)	(123)	(90)	387	10,779	4,715,497
Change in net unrealized appreciation/depreciation of investments	1,220	(389)	24,160	15,740	5,874	504	(1,439)	1,497,883
Net gain (loss) on investments	1,362	15	(5,125)	15,617	5,784	891	9,340	6,213,380
Net increase (decrease) in net assets resulting from operations	2,150	(36,856)	11,210	20,116	15,366	1,004	12,311	6,117,294
Capital transactions:
Transfers of net premiums	11,303	5,809,478	63,360	13,448	8,543	13,054	69,335	618,310
Transfers due to death benefits	-	(132,652)	-	-	-	-	-	(28,971)
Transfers due to withdrawal of funds	(6)	(2,277,670)	(2,128)	16	(203)	1	1,214	(629,082)
Transfers due to policy loans, net of repayments	(256)	(486,169)	(4,482)	-	-	-	-	(186,262)
Transfers due to charges for administrative and insurance costs	(975)	(1,683,787)	(23,394)	(1,922)	(3,856)	(603)	(3,135)	(433,006)
Transfers between divisions and to/from Guaranteed Principal Account	4,324	5,718,090	11,250	-	69,491	7,145	(30,240)	(281,253)
Net increase (decrease) in net assets resulting from capital transactions	14,390	6,947,290	44,606	11,542	73,975	19,597	37,174	(940,264)
Total increase (decrease)	16,540	6,910,434	55,816	31,658	89,341	20,601	49,485	5,177,030
NET ASSETS, at beginning of the year	23,663	15,295,854	309,923	196,278	176,652	-	129,945	18,577,729
NET ASSETS, at end of the year	$40,203	$22,206,288	$365,739	$227,936	$265,993	$20,601	$179,430	$23,754,759

See Notes to Financial Statements.

F-55

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2020
	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	Templeton Global Bond VIP Division	Vanguard VIF Global Bond Index Division	Vanguard VIF Mid Cap Index Division
Investment Income
Dividends	$378,662	$1,935	$-	$-	$330,895	$3,092	$-	$-
Expenses
Mortality and expense risk fees	74,243	249	241,179	25,296	43,941	87	-	1
Net investment income (loss)	304,419	1,686	(241,179)	(25,296)	286,954	3,005	-	(1)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(980,284)	150	685,886	209,125	(673,695)	(3,156)	1	(3)
Realized gain distribution	399,061	-	4,502,008	670,053	-	-	-	-
Realized gain (loss)	(581,223)	150	5,187,894	879,178	(673,695)	(3,156)	1	(3)
Change in net unrealized appreciation/depreciation of investments	438,966	5,470	8,450,231	556,775	252,421	(1,584)	3	30
Net gain (loss) on investments	(142,257)	5,620	13,638,125	1,435,953	(421,274)	(4,740)	4	27
Net increase (decrease) in net assets resulting from operations	162,162	7,306	13,396,946	1,410,657	(134,320)	(1,735)	4	26
Capital transactions:
Transfers of net premiums	1,007,563	-	1,764,672	143,494	634,006	20,481	2,822	3,006
Transfers due to death benefits	(39,372)	-	(302,739)	(16,875)	(15,690)	-	-	-
Transfers due to withdrawal of funds	(486,985)	111	(2,825,812)	(122,522)	(261,440)	378	-	(2)
Transfers due to policy loans, net of repayments	(390,989)	-	(796,087)	(459,864)	(164,557)	-	-	-
Transfers due to charges for administrative and insurance costs	(586,938)	(4,590)	(1,779,322)	(118,686)	(363,959)	(1,030)	(208)	(284)
Transfers between divisions and to/from Guaranteed Principal Account	468,829	103,119	(1,779,783)	153,609	355,106	1,314	300	2,934
Net increase (decrease) in net assets resulting from capital transactions	(27,892)	98,640	(5,719,071)	(420,844)	183,466	21,143	2,914	5,654
Total increase (decrease)	134,270	105,946	7,677,875	989,813	49,146	19,408	2,918	5,680
NET ASSETS, at beginning of the year	18,706,568	1,319	62,866,836	3,539,489	11,293,030	23,569	-	-
NET ASSETS, at end of the year	$18,840,838	$107,265	$70,544,711	$4,529,302	$11,342,176	$42,977	$2,918	$5,680

See Notes to Financial Statements.

F-56

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2020

	Vanguard VIF Real Estate Index Division	Voya International Index Division	Voya Russell™ Mid Cap Index Division	Voya Russell™ Small Cap Index Division	VY® Clarion Global Real Estate Division
Investment Income
Dividends	$-	$30,738	$13,885	$2,754	$26,473
Expenses
Mortality and expense risk fees	1	3,091	2,853	630	2,317
Net investment income (loss)	(1)	27,647	11,032	2,124	24,156
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	21	(2,752)	(232,450)	(11,730)	(28,650)
Realized gain distribution	-	-	161,772	17,775	38,907
Realized gain (loss)	21	(2,752)	(70,678)	6,045	10,257
Change in net unrealized appreciation/depreciation of investments	69	89,534	320,760	82,187	(59,293)
Net gain (loss) on investments	90	86,782	250,082	88,232	(49,036)
Net increase (decrease) in net assets resulting from operations	89	114,429	261,114	90,356	(24,880)
Capital transactions:
Transfers of net premiums	2,822	140,997	230,764	103,855	79,088
Transfers due to death benefits	-	-	-	-	-
Transfers due to withdrawal of funds	(42)	(4,320)	21,512	12,606	(20,988)
Transfers due to policy loans, net of repayments	-	-	-	-	(6,283)
Transfers due to charges for administrative and insurance costs	(208)	(18,499)	(18,965)	(5,418)	(28,084)
Transfers between divisions and to/from Guaranteed Principal Account	2,361	(45,687)	32,128	(34,125)	38,910
Net increase (decrease) in net assets resulting from capital transactions	4,933	72,491	265,439	76,918	62,643
Total increase (decrease)	5,022	186,920	526,553	167,274	37,763
NET ASSETS, at beginning of the year	-	1,294,774	959,866	199,550	472,645
NET ASSETS, at end of the year	$5,022	$1,481,694	$1,486,419	$366,824	$510,408

See Notes to Financial Statements.

F-57

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 13, 1988. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains the following sixteen segments within the Separate Account: Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life®, Variable Life Select, Strategic Group Variable Universal Life®, Strategic Group Variable Universal Life® II, Survivorship Variable Universal Life, Variable Universal Life, Strategic Variable Life® Plus, Survivorship Variable Universal Life II, Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM, Variable Universal Life III, MassMutual ElectrumSM and Apex VULSM. Four of the sixteen segments within the Separate Account: Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM and Variable Universal Life III, have multiple tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of the Separate Account assets applicable to the variable life policies is not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2021, the Separate Account consists of one hundred fifty-six divisions that invest in the following mutual funds. All of the funds may not be available to all of the sixteen segments of the Separate Account:

The division listed in the first column
Divisions	invests in the fund in this column
American Century VP Capital Appreciation Division	American Century VP Capital Appreciation Fund[1]
American Century VP Disciplined Core Value Division[33]	American Century VP Disciplined Core Value Fund[1,33]
American Century VP Inflation Protection Division	American Century VP Inflation Protection Fund[1]
American Century VP International Division	American Century VP International Fund[1]
American Century VP Value Division	American Century VP Value Fund[1]
American Funds® Asset Allocation Division	American Funds Insurance Series® Asset Allocation Fund[2]
American Funds® Growth-Income Division	American Funds Insurance Series® Growth-Income Fund[2]
BlackRock Basic Value V.I. Division[32]	BlackRock Basic Value V.I. Fund[4,32]
BlackRock High Yield V.I. Division	BlackRock High Yield V.I. Fund[4]
BlackRock Small Cap Index V.I. Division	BlackRock Small Cap Index V.I. Fund[4]
BlackRock Small Cap Index V.I. Division (Class III)[34]	BlackRock Small Cap Index V.I. Fund (Class III)[4,34]
BlackRock Total Return V.I. Division	BlackRock Total Return V.I. Fund[4]
BNY Mellon MidCap Stock Division	BNY Mellon MidCap Stock Portfolio[3]
Delaware Ivy VIP Asset Strategy Division (Class I)[35]	Delaware Ivy VIP Asset Strategy Portfolio (Class I)[5,35]
Delaware Ivy VIP Asset Strategy Division (Class II)[36]	Delaware Ivy VIP Asset Strategy Portfolio (Class II)[5,36]
Delaware Ivy VIP Science and Technology Division[37]	Delaware Ivy VIP Science and Technology Portfolio[5,37]
Delaware VIP® Emerging Markets Division	Delaware VIP® Emerging Markets Series[5]
Delaware VIP® Small Cap Value Division	Delaware VIP® Small Cap Value Fund
DWS Small Cap Index Division	DWS Small Cap Index VIP Fund[6]
Eaton Vance VT Floating-Rate Income Division	Eaton Vance VT Floating-Rate Income Fund[7]
Fidelity® VIP Bond Index Division	Fidelity® VIP Bond Index Portfolio[8]
Fidelity® VIP Bond Index Division (Service Class II)[33,34]	Fidelity® VIP Bond Index Portfolio (Service Class II)[8,33,34]
Fidelity® VIP Contrafund® Division (Initial Class)	Fidelity® VIP Contrafund® Portfolio (Initial Class)[8]
Fidelity® VIP Contrafund® Division (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class)[8]
Fidelity® VIP Extended Market Index Division	Fidelity® VIP Extended Market Index Portfolio[8]
F-58

Notes To Financial Statements (Continued)

Fidelity® VIP Extended Market Index Division (Service Class II)[33,34]	Fidelity® VIP Extended Market Index Portfolio (Service Class II)[8,33,34]
Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2020 Portfolio[8]
Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2025 Portfolio[8]
Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2030 Portfolio[8]
Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2035 Portfolio[8]
Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2040 Portfolio[8]
Fidelity® VIP Freedom 2045 Division[33,34]	Fidelity® VIP Freedom 2045 Portfolio[8,33,34]
Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2050 Portfolio[8]
Fidelity® VIP Freedom 2055 Division[33,34]	Fidelity® VIP Freedom 2055 Portfolio[8,33,34]
Fidelity® VIP Freedom 2060 Division[33,34]	Fidelity® VIP Freedom 2060 Portfolio[8,33,34]
Fidelity® VIP Freedom Income Division[33,34]	Fidelity® VIP Freedom Income Portfolio[8,33,34]
Fidelity® VIP Growth Division	Fidelity® VIP Growth Portfolio[8]
Fidelity® VIP Index 500 Division - Service Class[33,34]	Fidelity® VIP Index 500 Portfolio - Service Class[8,33,34]
Fidelity® VIP International Index Division	Fidelity® VIP International Index Portfolio[8]
Fidelity® VIP International Index Division (Service Class II)[34]	Fidelity® VIP International Index Portfolio (Service Class II)[8,34]
Fidelity® VIP Overseas Division [33]	Fidelity® VIP Overseas Portfolio[8,33]
Fidelity® VIP Real Estate Division	Fidelity® VIP Real Estate Portfolio[8]
Fidelity® VIP Total Market Index Division	Fidelity® VIP Total Market Index Portfolio[8]
Fidelity® VIP Total Market Index Division (Service Class II)[33,34]	Fidelity® VIP Total Market Index Portfolio (Service Class II)[8,33,34]
Franklin Mutual Global Discovery VIP Division	Franklin Mutual Global Discovery VIP Fund[9]
Franklin Small Cap Value VIP Division	Franklin Small Cap Value VIP Fund[9]
Franklin Strategic Income VIP Division	Franklin Strategic Income VIP Fund[10]
Goldman Sachs Core Fixed Income Division	Goldman Sachs Core Fixed Income Fund[11]
Goldman Sachs Growth Opportunities Division[33]	Goldman Sachs Growth Opportunities Fund[11,33]
Goldman Sachs International Equity Insights Division	Goldman Sachs International Equity Insights Fund (Institutional)[11]
Goldman Sachs Large Cap Value Division	Goldman Sachs Large Cap Value Fund[11]
Goldman Sachs Mid Cap Value Division	Goldman Sachs Mid Cap Value Fund[11]
Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Small Cap Equity Insights Fund[11]
Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic Growth Fund[11]
Goldman Sachs U.S. Equity Insights Division (Instit.)	Goldman Sachs U.S. Equity Insights Fund (Instit.)[11]
Invesco Oppenheimer V.I. International Growth Division	Invesco Oppenheimer V.I. International Growth Fund[12]
Invesco V.I. American Franchise Division	Invesco V.I. American Franchise Fund[12]
Invesco V.I. Capital Appreciation Division[23]	Invesco V.I. Capital Appreciation Fund[12,23]
Invesco V.I. Comstock Division	Invesco V.I. Comstock Fund[12]
Invesco V.I. Conservative Balanced Division[24]	Invesco V.I. Conservative Balanced Fund[12,24]
Invesco V.I. Core Bond Division[25]	Invesco V.I. Core Bond Fund[12,25]
Invesco V.I. Discovery Mid Cap Growth Division [26]	Invesco V.I. Discovery Mid Cap Growth Fund[12,26]
Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund[12]
Invesco V.I. Global Division[27]	Invesco V.I. Global Fund[12,27]
Invesco V.I. Global Real Estate Division	Invesco V.I. Global Real Estate Fund[12]
Invesco V.I. Global Strategic Income Division[28]	Invesco V.I. Global Strategic Income Fund[12,28]
Invesco V.I. Health Care Division	Invesco V.I. Health Care Fund[12]
Invesco V.I. International Growth Division	Invesco V.I. International Growth Fund[12]
Invesco V.I. Main Street Division[29]	Invesco V.I. Main Street Fund®[12,29]
Invesco V.I. Main Street Small Cap Division[30]	Invesco V.I. Main Street Small Cap Fund®[12,30]
Invesco V.I. Small Cap Equity Division	Invesco V.I. Small Cap Equity Fund[12]
Invesco V.I. Technology Division	Invesco V.I. Technology Fund[12]
Invesco V.I. U.S. Government Money Division[31]	Invesco V.I. U.S. Government Money Portfolio[12,31]
Janus Henderson Balanced Division (Institutional Class)	Janus Henderson Balanced Portfolio (Institutional Class)[13]
Janus Henderson Balanced Division (Service Class)	Janus Henderson Balanced Portfolio (Service Class)[13]
Janus Henderson Forty Division (Institutional Class)	Janus Henderson Forty Portfolio (Institutional Class)[13]
F-59

Notes To Financial Statements (Continued)

Janus Henderson Forty Division (Service Class)	Janus Henderson Forty Portfolio (Service Class)[13]
Janus Henderson Global Research Division (Institutional Class)	Janus Henderson Global Research Portfolio (Institutional Class)[13]
Janus Henderson Global Research Division (Service Class)	Janus Henderson Global Research Portfolio (Service Class)[13]
JPMorgan Insurance Trust Small Cap Core Division[33]	JPMorgan Insurance Trust Small Cap Core Portfolio[14,33]
JPMorgan Insurance Trust U.S. Equity Division	JPMorgan Insurance Trust U.S. Equity Portfolio[14]
Lord Abbett Developing Growth Division	Lord Abbett Developing Growth Portfolio[15]
Lord Abbett Mid Cap Stock Division[33]	Lord Abbett Mid Cap Stock Portfolio[15,33]
MFS® Blended Research Core Equity Division	MFS® Blended Research Core Equity Portfolio[16]
MFS® Global Real Estate Division	MFS® Global Real Estate Portfolio[16]
MFS® Government Securities Division	MFS® Government Securities Portfolio[16]
MFS® Growth Division	MFS® Growth Series[16]
MFS® International Intrinsic Value Division	MFS® International Intrinsic Value Portfolio[16]
MFS® Investors Trust Division	MFS® Investors Trust Series[16]
MFS® Mid Cap Value Division	MFS® Mid Cap Value Portfolio[16]
MFS® New Discovery Division	MFS® New Discovery Series[16]
MFS® Research Division	MFS® Research Series[16]
MFS® Utilities Division	MFS® Utilities Series[16]
MFS® Value Division	MFS® Value Series[16]
MML Aggressive Allocation Division	MML Aggressive Allocation Fund[17]
MML American Funds Core Allocation Division	MML American Funds Core Allocation Fund[17]
MML American Funds Growth Division	MML American Funds Growth Fund[17]
MML American Funds International Division	MML American Funds International Fund[17]
MML Balanced Allocation Division	MML Balanced Allocation Fund[17]
MML Blend Division	MML Blend Fund[17]
MML Blue Chip Growth Division	MML Blue Chip Growth Fund[17]
MML Conservative Allocation Division	MML Conservative Allocation Fund[17]
MML Dynamic Bond Division	MML Dynamic Bond Fund[17]
MML Equity Division	MML Equity Fund[17]
MML Equity Income Division	MML Equity Income Fund[17]
MML Equity Index Division (Service Class I)	MML Equity Index Fund (Service Class I)[17]
MML Equity Index Division (Class II)	MML Equity Index Fund (Class II)[17]
MML Equity Index Division (Class III)	MML Equity Index Fund (Class III)[17]
MML Focused Equity Division	MML Focused Equity Fund[17]
MML Foreign Division	MML Foreign Fund[17]
MML Fundamental Equity Division[32]	MML Fundamental Equity Fund[17,32]
MML Fundamental Value Division	MML Fundamental Value Fund[17]
MML Global Division (Service Class I)	MML Global Fund (Service Class I)[17]
MML Global Division (Class II)	MML Global Fund (Class II)[17]
MML Growth & Income Division	MML Growth & Income Fund[17]
MML Growth Allocation Division	MML Growth Allocation Fund[17]
MML High Yield Division	MML High Yield Fund[17]
MML Income & Growth Division	MML Income & Growth Fund[17]
MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund[17]
MML International Equity Division	MML International Equity Fund[17]
MML Large Cap Growth Division	MML Large Cap Growth Fund[17]
MML Managed Bond Division	MML Managed Bond Fund[17]
MML Managed Volatility Division	MML Managed Volatility Fund[17]
MML Mid Cap Growth Division	MML Mid Cap Growth Fund[17]
MML Mid Cap Value Division	MML Mid Cap Value Fund[17]
MML Moderate Allocation Division	MML Moderate Allocation Fund[17]
MML Short-Duration Bond Division	MML Short-Duration Bond Fund[17]
MML Small Cap Equity Division	MML Small Cap Equity Fund[17]
F-60

Notes To Financial Statements (Continued)

MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund[17]
MML Small Company Value Division	MML Small Company Value Fund[17]
MML Small/Mid Cap Value Division	MML Small/Mid Cap Value Fund[17]
MML Strategic Emerging Markets Division	MML Strategic Emerging Markets Fund[17]
MML Total Return Bond Division	MML Total Return Bond Fund[17]
MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund[17]
PIMCO All Asset Division[33]	PIMCO All Asset Portfolio[18,33]
PIMCO CommodityRealReturn® Strategy Division	PIMCO CommodityRealReturn® Strategy Portfolio[18]
PIMCO Emerging Markets Bond Division[33]	PIMCO Emerging Markets Bond Portfolio[18,33]
PIMCO Global Bond Opportunities Division	PIMCO Global Bond Opportunities Portfolio[18]
PIMCO High Yield Division	PIMCO High Yield Portfolio[18]
PIMCO Long-Term U.S. Government Division[33]	PIMCO Long-Term U.S. Government Portfolio[18,33]
PIMCO Real Return Division	PIMCO Real Return Portfolio[18]
PIMCO Total Return Division	PIMCO Total Return Portfolio[18]
T. Rowe Price All-Cap Opportunities Division[38]	T. Rowe Price All-Cap Opportunities Portfolio[19,38]
T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Portfolio[19]
T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio[19]
T. Rowe Price Limited-Term Bond Division	T. Rowe Price Limited-Term Bond Portfolio[19]
T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio[19]
Templeton Foreign VIP Division	Templeton Foreign VIP Fund[20]
Templeton Global Bond VIP Division	Templeton Global Bond VIP Fund[10]
Vanguard VIF Global Bond Index Division	Vanguard VIF Global Bond Index Fund[21]
Vanguard VIF Mid Cap Index Division	Vanguard VIF Mid Cap Index Fund[21]
Vanguard VIF Real Estate Index Division	Vanguard VIF Real Estate Index Fund[21]
Voya International Index Division	Voya International Index Portfolio[22]
Voya Russell™ Mid Cap Index Division	Voya Russell™ Mid Cap Index Portfolio[22]
Voya Russell™ Small Cap Index Division	Voya Russell™ Small Cap Index Portfolio[22]
VY® Clarion Global Real Estate Division	VY® Clarion Global Real Estate Portfolio[22]

In addition to the one hundred fifty-six divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933. The General Account and the GPA are not registered as an investment company under the 1940 Act.

[1] American Century Investment Management, Inc. is the investment adviser to this Fund.
[2] Capital Research and Management Company is the investment adviser to this Fund.
[3] BNY Mellon Investment Adviser, Inc. is the investment adviser to this Portfolio.
[4] BlackRock Advisors, LLC is the investment adviser to this Fund.
[5] Delaware Management Company is the investment adviser to this Series.
[6] DWS Investment Management Americas Inc. is the investment adviser to this Fund.
[7] Eaton Vance Management is the investment adviser to this Fund.
[8] Fidelity Management & Research Company LLC is the investment adviser to this Portfolio.
[9] Franklin Mutual Advisers, LLC is the investment adviser to this Fund.
[10] Franklin Advisers, Inc. Is the investment adviser to this Fund.
[11] Goldman Sachs Asset Management, L.P. is the investment adviser to this Fund.
[12] Invesco Advisers, Inc. is the investment adviser to this Fund.
[13] Janus Capital Management, LLC is the investment adviser to this Fund.
[14] J.P. Morgan Investment Management Inc. is the investment adviser to this Fund.
[15] Lord, Abbett & Co. LLC is the investment adviser to this Fund.
[16] Massachusetts Financial Services Company is the investment adviser to this Fund.
[17] MML Investment Advisers, LLC is the investment adviser to the Fund.
[18] Pacific Investment Management Company LLC is the investment adviser to this Fund.
[19] T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.
[20] Templeton Investment Counsel, LLC is the investment adviser to this Fund.
[21] The Vanguard Group, Inc. is the investment adviser to this Fund.
[22] Voya Investments, LLC is the investment adviser to this Fund.
F-61

Notes To Financial Statements (Continued)

[23] Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Capital Appreciation Division/Fund.
[24] Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Conservative Balanced Division/Fund.
[25] Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Total Return Bond Division/Fund.
[26] Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division/Fund.
[27] Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Global Division/Fund.
[28] Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Global Strategic Income Division/Fund.
[29] Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Main Street Division/Fund®.
[30] Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Main Street Small Cap Division/Fund®.
[31] Prior to April 30, 2021, known as Invesco Oppenheimer V.I. Government Money Division/Portfolio.
[32] This division did not have any investment or unit activity from 2017 to 2021.
[33] This division did not have any investment or unit activity in 2021.
[34] This fund/division became available to the Separate Account as an investment option on May 3, 2021.
[35] Prior to July 1, 2021, known as Ivy VIP Asset Strategy Division/Portfolio (Class I).
[36] Prior to July 1, 2021, known as Ivy VIP Asset Strategy Division/Portfolio (Class II).
[37] Prior to July 1, 2021, known as Ivy VIP Science and Technology Division/Portfolio (Class II).
[38] Prior to May 1, 2021, known as T. Rowe Price New America Growth Division/Portfolio.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account Massachusetts Mutual Variable Life Separate Account I follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the underlying funds held by each division are carried at fair value which is based on the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4% to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2% to 5% of the loan or the policy loan rate less the loan interest rate expense charge.

F-62

Notes To Financial Statements (Continued)

G.	Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1980 CSO, 2001 CSO, or 2017 CSO mortality tables.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2021. There have been no transfers between levels for the year ended December 31, 2021.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The policies currently being offered are sold by registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”) and/or MML Strategic Distributors, LLC (“MSD”), subsidiaries of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors and MSD serve as principal underwriters of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors and/or MSD.

MMLIS, MML Distributors and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors and/or MSD to those broker-dealers. MMLIS, MML Distributors, and MSD also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and the Separate Account.

F-63

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:

	American Century VP Capital Appreciation Division	American Century VP Disciplined Core Value Division	American Century VP Inflation Protection Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	BlackRock High Yield V.I. Division
Cost of purchases	$265,193	$8,170,512	$98,521	$1,518,634	$2,349,669	$4,788,188	$8,838,578	$332,051
Proceeds from sales	(85,961)	(4,281,662)	(152,736)	(9,724)	(2,845,670)	(4,457,401)	(11,620,925)	(316,624)

	BlackRock Small Cap Index V.I. Division	BlackRock Small Cap Index V.I. Division	BlackRock Total Return V.I. Division	BNY Mellon MidCap Stock Division	Delaware Ivy VIP Asset Strategy Division	Delaware Ivy VIP Asset Strategy Division	Delaware Ivy VIP Science and Technology Division	Delaware VIP® Emerging Markets Division
		(Class III)			(Class I)	(Class II)
Cost of purchases	$488,825	$3,283	$569,422	$208,145	$917	$114,048	$46,098	$735,844
Proceeds from sales	(130,354)	(1,584)	(729,631)	(80,044)	(354)	(652)	(14,556)	(589,794)

	Delaware VIP® Small Cap Value Division	DWS Small Cap Index Division	Eaton Vance VT Floating-Rate Income Division	Fidelity® VIP Bond Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2020 Division
					(Initial Class)	(Service Class)
Cost of purchases	$1,180,145	$2,327,407	$226,882	$295,068	$27,525,087	$1,721,434	$308,751	$114,677
Proceeds from sales	(775,427)	(1,908,963)	(291,006)	(104,263)	(18,572,778)	(1,435,992)	(115,252)	(116,358)

	Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Growth Division	Fidelity® VIP International Index Division	Fidelity® VIP International Index Division
								(Service Class II)
Cost of purchases	$905,035	$843,191	$1,441,856	$306,201	$369,341	$606,820	$353,343	$14,996
Proceeds from sales	(537,983)	(737,215)	(1,125,955)	(232,790)	(155,501)	(181,091)	(120,746)	(990)
F-64

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	Fidelity® VIP Real Estate Division	Fidelity® VIP Total Market Index Division	Franklin Mutual Global Discovery VIP Division	Franklin Small Cap Value VIP Division	Franklin Strategic Income VIP Division	Goldman Sachs Core Fixed Income Division	Goldman Sachs International Equity Insights Division	Goldman Sachs Large Cap Value Division
Cost of purchases	$218,231	$391,368	$52	$4,100,583	$11,720	$919,800	$49,363	$5,494
Proceeds from sales	(171,036)	(140,581)	(321)	(3,542,022)	(3,676)	(628,703)	(24,948)	(5,321)

	Goldman Sachs Mid Cap Value Division	Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Strategic Growth Division	Goldman Sachs U.S. Equity Insights Division	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. American Franchise Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Comstock Division
Cost of purchases	$326,401	$50,182	$2,777,585	$50,167	$8,518,985	$1,319,676	$10,589,954	$15,554
Proceeds from sales	(223,820)	(8,697)	(1,701,994)	(10,866)	(6,327,308)	(1,067,983)	(10,106,983)	(1,231)

	Invesco V.I. Conservative Balanced Division	Invesco V.I. Core Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Real Estate Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division
Cost of purchases	$207,902	$2,643,728	$19,412,971	$1,253,861	$17,693,168	$51,945	$4,771,557	$1,692,100
Proceeds from sales	(561,493)	(1,450,656)	(13,173,014)	(1,304,147)	(16,866,100)	(23,638)	(3,705,761)	(1,196,131)

	Invesco V.I. International Growth Division	Invesco V.I. Main Street Division	Invesco V.I. Main Street Small Cap Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Invesco V.I. U.S. Government Money Division	Janus Henderson Balanced Division	Janus Henderson Balanced Division
							(Institutional Class)	(Service Class)
Cost of purchases	$4,063	$4,559,524	$1,774,656	$1	$2,551,290	$911,886	$2,909	$1,033,858
Proceeds from sales	(453)	(3,925,743)	(2,030,731)	(38)	(1,746,332)	(738,948)	(234,153)	(1,256,648)
F-65

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	Janus Henderson Forty Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division	Lord Abbett Developing Growth Division	MFS® Blended Research Core Equity Division	MFS® Global Real Estate Division
	(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)
Cost of purchases	$7,696,969	$295,167	$1,481,778	$114,786	$516,420	$223,442	$536,096	$105,558
Proceeds from sales	(6,037,071)	(260,998)	(1,546,848)	(92,323)	(11,302)	(47,682)	(390,165)	(2,333)

	MFS® Government Securities Division	MFS® Growth Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Research Division	MFS® Utilities Division
Cost of purchases	$316	$925,291	$619,817	$369,503	$205,446	$3,418,555	$89,289	$9,341
Proceeds from sales	(176)	(502,252)	(189,062)	(236,798)	(177,787)	(2,327,256)	(607,484)	(342)

	MFS® Value Division	MML Aggressive Allocation Division	MML American Funds Core Allocation Division	MML American Funds Growth Division	MML American Funds International Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division
Cost of purchases	$3,570,138	$2,487,170	$292,497	$1,737,016	$368,849	$1,288,949	$11,542,202	$7,271,480
Proceeds from sales	(18,603)	(1,812,769)	(249,256)	(134,546)	(249,255)	(1,259,173)	(4,742,410)	(5,620,134)

	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Equity Index Division	MML Equity Index Division	MML Focused Equity Division
					(Service Class I)	(Class II)	(Class III)
Cost of purchases	$582,083	$74,749	$6,130,398	$1,119,116	$10,294,949	$15,866,166	$1,227,633	$379,854
Proceeds from sales	(839,611)	(21,567)	(8,868,589)	(768,300)	(9,169,914)	(11,050,001)	(456,736)	(330,465)
F-66

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Foreign Division	MML Fundamental Equity Division	MML Fundamental Value Division	MML Global Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML High Yield Division
					(Class II)
Cost of purchases	$373,851	$104,920	$35,111	$163,358	$341,135	$852,775	$1,969,991	$81,345
Proceeds from sales	(121,834)	(15,263)	(51,240)	(88,197)	(167,644)	(440,504)	(756,325)	(91,921)

	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML International Equity Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division
Cost of purchases	$818,821	$2,055,661	$67,006	$286,188	$4,797,159	$1,540,526	$2,699,475	$916,207
Proceeds from sales	(463,601)	(1,215,205)	(24,331)	(35,595)	(3,415,101)	(1,683,412)	(1,712,028)	(753,601)

	MML Moderate Allocation Division	MML Short-Duration Bond Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Value Division	MML Small/Mid Cap Value Division	Strategic Emerging Markets Division	MML Total Return Bond Division
Cost of purchases	$1,148,923	$603,535	$5,658,658	$6,925,044	$289,577	$586,887	$101,492	$471,112
Proceeds from sales	(1,039,570)	(276,391)	(5,334,718)	(4,929,512)	(76,169)	(575,914)	(29,085)	(379,780)

	MML U.S. Government Money Market Division	PIMCO Commodity- RealReturn® Strategy Division	PIMCO Global Bond Opportunities Division	PIMCO High Yield Division	PIMCO Real Return Division	PIMCO Total Return Division	T. Rowe Price All-Cap Opportunities Division	T. Rowe Price Blue Chip Growth Division
Cost of purchases	$21,651,681	$247,421	$33,659	$67,103	$24,456	$269,982	$1,118,292	$7,289,267
Proceeds from sales	(27,461,717)	(226,279)	(3,633)	(151,853)	(23,512)	(245,175)	(670,391)	(6,367,583)
F-67

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division	Templeton Global Bond VIP Division	Vanguard VIF Global Bond Index Division	Vanguard VIF Mid Cap Index Division	Vanguard VIF Real Estate Index Division
Cost of purchases	$5,880,890	$3,112	$8,741,933	$2,499,274	$48,405	300,090	428,704	291,928
Proceeds from sales	(4,023,506)	(60,925)	(6,739,918)	(1,908,926)	(49,365)	(110,953)	(134,210)	(103,931)

	Voya International Index Division	Voya Russell™ Mid Cap Index Division	Voya Russell™ Small Cap Index Division	VY® Clarion Global Real Estate Division
Cost of purchases	$277,034	$1,431,858	$550,606	$269,974
Proceeds from sales	(197,818)	(784,765)	(537,012)	(241,069)
F-68

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2021 were as follows:

2021	American Century VP Capital Appreciation Division	American Century VP Disciplined Core Value Division	American Century VP Inflation Protection Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	BlackRock High Yield V.I. Division

Units purchased	31,860	357,127	1,520	1,085	186,605	278,198	463,024	11,094
Units withdrawn	(4,428)	(743,314)	(376)	(4,835)	(321,223)	(462,088)	(1,146,706)	(1,930)
Units transferred between divisions and transferred to/from GPA	(4,028)	(73,641)	(47,711)	905,297	(12,056)	(22,366)	92,153	(2,316)
Net increase (decrease)	23,405	(459,828)	(46,567)	901,547	(146,675)	(206,257)	(591,529)	6,849

2021 (Continued)	BlackRock Small Cap Index V.I. Division	BlackRock Small Cap Index V.I. Division	BlackRock Total Return V.I. Division	BNY Mellon MidCap Stock Division	Delaware Ivy VIP Asset Strategy Division	Delaware Ivy VIP Asset Strategy Division	Delaware Ivy VIP Science and Technology Division	Delaware VIP® Emerging Markets Division
		(Class III)			(Class I)	(Class II)
Units purchased	283,509	2,057	96,794	3,056	641	7,420	6,285	32,632
Units withdrawn	(25,272)	(89)	(256,309)	(3,959)	(173)	(907)	(585)	(4,585)
Units transferred between divisions and transferred to/from GPA	2,811	(459)	16,511	92,440	-	53,918	2,483	54,227
Net increase (decrease)	261,048	1,508	(143,004)	91,538	468	60,431	8,183	82,274

2021 (Continued)	Delaware VIP® Small Cap Value Division	DWS Small Cap Index Division	Eaton Vance VT Floating-Rate Income Division	Fidelity® VIP Bond Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2020 Division
					(Initial Class)	(Service Class)
Units purchased	41,273	119,300	7,292	208,489	1,420,229	39,416	157,259	-
Units withdrawn	(4,499)	(187,335)	(1,214)	(16,219)	(1,732,225)	(246,161)	(13,710)	(696)
Units transferred between divisions and transferred to/from GPA	267,467	218	(64,434)	2,244	9,659	138,684	2,070	(1,104)
Net increase (decrease)	304,241	(67,817)	(58,356)	194,514	(302,336)	(68,061)	145,619	(1,801)

2021 (Continued)	Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Growth Division	Fidelity® VIP International Index Division	Fidelity® VIP International Index Division
								(Service Class II)
Units purchased	67,592	55,548	106,729	25,707	100,654	59,000	221,021	8,000
Units withdrawn	(8,454)	(3,056)	(6,926)	(1,689)	(3,342)	(6,325)	(21,109)	(401)
Units transferred between divisions and transferred to/from GPA	172,740	14,778	74,881	17,555	25,027	69,095	2,536	5,855
Net increase (decrease)	231,878	67,270	174,683	41,573	122,340	121,770	202,448	13,454
F-69

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2021 (Continued)	Fidelity® VIP Real Estate Division	Fidelity® VIP Total Market Index Division	Franklin Mutual Global Discovery VIP Division	Franklin Small Cap Value VIP Division	Franklin Strategic Income VIP Division	Goldman Sachs Core Fixed Income Division	Goldman Sachs International Equity Insights Division	Goldman Sachs Large Cap Value Division
Units purchased	9,103	226,002	-	183,163	5,951	24,358	22,329	1,267
Units withdrawn	(2,870)	(24,740)	(77)	(259,474)	(170)	(11,107)	(2,374)	(1,509)
Units transferred between divisions and transferred to/from GPA	26,688	2,599	(187)	233,376	1,286	226,977	(5,917)	-
Net increase (decrease)	32,921	203,861	(264)	157,064	7,066	240,227	14,038	(242)

2021 (Continued)	Goldman Sachs Mid Cap Value Division	Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Strategic Growth Division	Goldman Sachs U.S. Equity Insights Division	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. American Franchise Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Comstock Division
Units purchased	5,447	17,981	54,616	1,419	707,389	-	735,467	9,327
Units withdrawn	(20,973)	(714)	(171,705)	(2,163)	(979,187)	(2,477)	(1,490,831)	(816)
Units transferred between divisions and transferred to/from GPA	(2,832)	1,163	(2,758)	-	(104,373)	109,761	(303,087)	-
Net increase (decrease)	(18,359)	18,430	(119,847)	(744)	(376,171)	107,285	(1,058,451)	8,511

2021 (Continued)	Invesco V.I. Conservative Balanced Division	Invesco V.I. Core Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Real Estate Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division
Units purchased	28,906	901,000	886,804	98,610	838,629	22,284	889,881	68,501
Units withdrawn	(206,701)	(749,939)	(1,108,762)	(73,862)	(1,519,772)	(1,156)	(969,850)	(89,758)
Units transferred between divisions and transferred to/from GPA	2,167	24,319	(92,049)	(64,951)	(162,427)	2,241	288,888	20,896
Net increase (decrease)	(175,628)	175,380	(314,007)	(40,203)	(843,570)	23,369	208,918	(360)

2021 (Continued)	Invesco V.I. International Growth Division	Invesco V.I. Main Street Division	Invesco V.I. Main Street Small Cap Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Invesco V.I. U.S. Government Money Division	Janus Henderson Balanced Division	Janus Henderson Balanced Division
							(Institutional Class)	(Service Class)
Units purchased	-	419,187	28,101	-	67,924	704,338	4	62,783
Units withdrawn	(167)	(722,300)	(79,396)	(1)	(118,240)	(440,060)	(56,488)	(132,834)
Units transferred between divisions and transferred to/from GPA	2,408	(99,821)	(13,005)	(21)	(32,802)	(110,291)	-	(1,967)
Net increase (decrease)	2,241	(402,934)	(64,300)	(23)	(83,118)	153,987	(56,485)	(72,018)

F-70

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2021 (Continued)	Janus Henderson Forty Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division	Lord Abbett Developing Growth Division	MFS® Blended Research Core Equity Division	MFS® Global Real Estate Division
	(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)
Units purchased	110,976	1,221	223,296	2,222	1,802	885	7,881	-
Units withdrawn	(441,782)	(2,639)	(431,984)	(727)	(5,333)	(1,955)	(2,431)	(1,489)
Units transferred between divisions and transferred to/from GPA	27,300	(664)	(73,676)	1,886	265,439	42,633	70,875	75,575
Net increase (decrease)	(303,505)	(2,082)	(282,364)	3,381	261,908	41,563	76,324	74,086

2021 (Continued)	MFS® Government Securities Division	MFS® Growth Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Research Division	MFS® Utilities Division

Units purchased	14	7,736	17,632	6,279	52,617	37,524	3,669	5,781
Units withdrawn	(2)	(78,719)	(7,116)	(19,919)	(2,380)	(104,213)	(54,782)	(237)
Units transferred between divisions and transferred to/from GPA	111	154,726	273,360	31,558	(29,168)	26,407	(71,936)	-
Net increase (decrease)	123	83,743	283,877	17,917	21,069	(40,282)	(123,049)	5,544

2021 (Continued)	MFS® Value Division	MML Aggressive Allocation Division	MML American Funds Core Allocation Division	MML American Funds Growth Division	MML American Funds International Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division
							(Service Class I)	(Service Class II)
Units purchased	3,051	393,880	185,324	1,083,773	83,707	336,292	476,753	589,557
Units withdrawn	(13,322)	(236,483)	(25,557)	(60,000)	(12,150)	(372,309)	(834,617)	(378,134)
Units transferred between divisions and transferred to/from GPA	2,259,247	69,601	(136,978)	116,444	26,320	90,420	4,503	(135,066)
Net increase (decrease)	2,248,976	226,998	22,788	1,140,217	97,877	54,403	(353,360)	76,356

2021 (Continued)	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Equity Index Division	MML Equity Index Division	MML Focused Equity Division
					(Service Class I)	(Class II)	(Class III)
Units purchased	106,517	16,507	1,012,002	236,625	176,276	801,925	679,881	28,515
Units withdrawn	(131,756)	(1,887)	(1,774,280)	(173,048)	(36,830)	(1,094,655)	(49,982)	(4,316)
Units transferred between divisions and transferred to/from GPA	(117,256)	27,974	(34,657)	108,400	335,174	(208,494)	2,991	(7,462)
Net increase (decrease)	(142,495)	42,593	(796,934)	171,977	474,620	(501,224)	632,890	16,737
F-71

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2021 (Continued)	MML Foreign Division	MML Fundamental Equity Division	MML Fundamental Value Division	MML Global Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML High Yield Division
				(Service Class I)	(Class II)
Units purchased	42,279	3,973	18,561	-	36,097	258,860	282,309	21,043
Units withdrawn	(23,004)	(6,431)	(25,975)	(1,498)	(17,855)	(49,813)	(133,249)	(46,464)
Units transferred between divisions and transferred to/from GPA	165,024	2,241	1,068	43,688	41,383	11,868	183,083	13,900
Net increase (decrease)	184,299	(216)	(6,346)	42,190	59,625	220,915	332,143	(11,522)

2021 (Continued)	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML International Equity Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division
Units purchased	216,172	262,381	15,219	46,036	825,021	294,343	135,736	50,358
Units withdrawn	(35,585)	(234,924)	(2,132)	(16,746)	(1,167,996)	(414,174)	(163,354)	(56,894)
Units transferred between divisions and transferred to/from GPA	50,762	178,513	16,514	80,578	451,445	4,971	153,146	64,601
Net increase (decrease)	231,349	205,970	29,601	109,868	108,469	(114,860)	125,528	58,066

2021 (Continued)	MML Moderate Allocation Division	MML Short-Duration Bond Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Value Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML Total Return Bond Division
Units purchased	124,293	9,254	347,207	204,158	7,763	46,545	33,756	58,045
Units withdrawn	(133,973)	(3,135)	(557,103)	(505,234)	(4,753)	(31,820)	(18,433)	(11,748)
Units transferred between divisions and transferred to/from GPA	11,091	281,590	(18,632)	182,705	102,142	(39,871)	14,368	26,838
Net increase (decrease)	1,412	287,708	(228,528)	(118,371)	105,152	(25,146)	29,690	73,134

2021 (Continued)	MML U.S. Government Money Market Division	PIMCO Commodity- RealReturn® Strategy Division	PIMCO Global Bond Opportunities Division	PIMCO High Yield Division	PIMCO Real Return Division	PIMCO Total Return Division	T. Rowe Price All-Cap Opportunities Division	T. Rowe Price Blue Chip Growth
Units purchased	6,104,479	79,428	11,821	7,768	9,000	6,034	20,652	85,948
Units withdrawn	(4,871,829)	(83,521)	(2,282)	(124,012)	(730)	(1,425)	(98,519)	(375,035)
Units transferred between divisions and transferred to/from GPA	(5,454,535)	7,971	3,885	37,996	(8,355)	11,440	18,283	67,561
Net increase (decrease)	(4,221,885)	3,879	13,424	(78,248)	(85)	16,050	(59,584)	(221,526)
F-72

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2021 (Continued)	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	Foreign VIP Division	Global Bond VIP Division	Global Bond Index Division	Vanguard VIF Mid Cap Index Division	Vanguard VIF Real Estate Index Division
Units purchased	323,473	6	246,821	385,915	22,842	198,752	251,690	158,184
Units withdrawn	(433,076)	(4,112)	(794,834)	(346,062)	(821)	(12,285)	(20,703)	(8,792)
Units transferred between divisions and transferred to/from GPA	129,249	(49,274)	(48,351)	843	(22,401)	6,968	10,714	2,142
Net increase (decrease)	19,646	(53,380)	(596,364)	40,696	(380)	193,435	241,701	151,533

2021 (Continued)	Voya International Index Division	Voya Russell™ Mid Cap Index Division	Voya Russell™ Small Cap Index Division	VY® Clarion Global Real Estate Division
Units purchased	129,568	80,586	26,071	32,265
Units withdrawn	(12,941)	(17,181)	(4,626)	(25,507)
Units transferred between divisions and transferred to/from GPA	(76,414)	202,987	(12,367)	(2,887)
Net increase (decrease)	40,214	266,392	9,078	3,871

2020	American Century VP Capital Appreciation Division	American Century VP Disciplined Core Value Division	American Century VP Inflation Protection Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	BlackRock High Yield V.I. Division
Units purchased	38,475	536,978	30,767	-	261,273	389,526	580,573	51,320
Units withdrawn	(7,081)	(1,005,723)	(1,530)	(1,607)	(330,353)	(490,922)	(868,363)	(2,339)
Units transferred between divisions and transferred to/from GPA	(28,315)	(309,036)	899	-	(49,631)	17,664	(38,482)	(1,512)
Net increase (decrease)	3,080	(777,782)	30,135	(1,607)	(118,712)	(83,732)	(326,272)	47,469

2020 (Continued)	BlackRock Small Cap Index V.I. Division	BlackRock Total Return V.I. Division	BNY Mellon MidCap Stock Division	Delaware VIP® Emerging Markets Division	Delaware VIP® Small Cap Value Division	DWS Small Cap Index Division	Eaton Vance VT Floating-Rate Income Division	Fidelity® VIP Bond Index Division
Units purchased	5,565	57,343	-	44,717	21,213	211,497	28,352	3,093
Units withdrawn	(272)	(8,432)	(2,156)	(1,939)	(2,042)	(231,716)	(1,495)	(208)
Units transferred between divisions and transferred to/from GPA	30	21,971	68,049	(278)	973	(48,743)	26,787	-
Net increase (decrease)	5,324	70,882	65,893	42,501	20,144	(68,961)	53,644	2,885
F-73

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2020 (Continued)	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	VIP Extended Market Index Division	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division
	(Initial Class)	(Service Class)
Units purchased	1,097,570	73,131	2,620	1,253	28,860	10,187	176,085	23,185
Units withdrawn	(1,640,859)	(182,240)	(193)	(635)	(4,888)	(1,064)	(6,213)	(1,523)
Units transferred between divisions and transferred to/from GPA	(37,329)	22,371	-	10,083	138,152	1,410	(42,008)	(2,453)
Net increase (decrease)	(580,618)	(86,737)	2,427	10,701	162,124	10,532	127,863	19,209

2020 (Continued)	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Growth Division	Fidelity® VIP International Index Division	Fidelity® VIP Real Estate Division	Fidelity® VIP Total Market Index Division	Franklin Mutual Global Discovery VIP Division	Franklin Small Cap Value VIP Division	Goldman Sachs Core Fixed Income Division
Units purchased	10,429	17,659	6,337	38,656	7,881	-	279,269	25,077
Units withdrawn	(1,062)	(6,026)	(217)	(2,849)	(344)	(54)	(303,489)	(7,522)
Units transferred between divisions and transferred to/from GPA	284	66,936	-	48,076	-	1,828	87,098	131,587
Net increase (decrease)	9,651	78,569	6,120	83,883	7,537	1,773	62,879	149,142

2020 (Continued)	Goldman Sachs International Equity Insights Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Strategic Growth Division	Goldman Sachs U.S. Equity Insights Division	Invesco Oppenheimer V.I. Capital Appreciation Division	Invesco Oppenheimer V.I. Conservative Balanced Division
Units purchased	8,679	64	7,016	9,220	79,295	22	1,028,014	41,252
Units withdrawn	(29,389)	(355)	(9,788)	(616)	(159,008)	(1,591)	(2,187,143)	(40,261)
Units transferred between divisions and transferred to/from GPA	3,108	-	(108,820)	-	(220,627)	-	(844,957)	29,162
Net increase (decrease)	(17,602)	(291)	(111,592)	8,604	(300,340)	(1,569)	(2,004,086)	30,153

2020 (Continued)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Strategic Income Division	Invesco Oppenheimer V.I. Government Money Division	Invesco Oppenheimer V.I. International Growth Division	Invesco Oppenheimer V.I. Main Street Division	Invesco Oppenheimer V.I. Main Street Small Cap Division	Invesco Oppenheimer V.I. Total Return Bond Division
Units purchased	687,225	1,100,774	1,009,164	621,349	843,659	485,751	42,336	965,010
Units withdrawn	(1,499,737)	(1,673,580)	(1,011,925)	(401,768)	(626,179)	(1,047,479)	(49,996)	(717,869)
Units transferred between divisions and transferred to/from GPA	(474,695)	(678,138)	120,947	(193,157)	(601,651)	(304,816)	(4,387)	515,692
Net increase (decrease)	(1,287,207)	(1,250,944)	118,186	26,423	(384,170)	(866,544)	(12,047)	762,832
F-74

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2020 (Continued)	Invesco V.I. Comstock Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Real Estate Division	Invesco V.I. Health Care Division	Invesco V.I. International Growth Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Ivy VIP Asset Strategy Division
								(Class II)
Units purchased	20,931	116,343	8,244	94,736	-	-	115,734	6,966
Units withdrawn	(1,689)	(143,558)	(846)	(76,683)	(72)	(1)	(144,346)	(717)
Units transferred between divisions and transferred to/from GPA	-	31,333	1,808	(6,463)	2,048	38	(143,645)	-
Net increase (decrease)	19,242	4,118	9,207	11,590	1,976	37	(172,257)	6,249

2020 (Continued)	Ivy VIP Science and Technology Division	Janus Henderson Balanced Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division
		(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)	(Institutional Class)	(Service Class)
Units purchased	-	4	81,076	162,796	1,684	303,700	2,661	-
Units withdrawn	(452)	(2,949)	(113,889)	(404,646)	(1,545)	(422,800)	(894)	(97)
Units transferred between divisions and transferred to/from GPA	9,747	-	25,975	(130,691)	(369)	(162,390)	(281)	22,222
Net increase (decrease)	9,295	(2,945)	(6,838)	(372,542)	(230)	(281,490)	1,487	22,125

2020 (Continued)	Lord Abbett Developing Growth Division	Blended Research Core Equity Division	MFS® Growth Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Research Division
Units purchased	2,094	18,961	21,844	21,936	15,608	23,740	55,910	5,127
Units withdrawn	(1,436)	(2,013)	(58,881)	(2,449)	(10,877)	(2,426)	(94,775)	(33,541)
Units transferred between divisions and transferred to/from GPA	47,734	45,973	4,399	26,297	(64,839)	1,946	(6,437)	68,182
Net increase (decrease)	48,391	62,920	(32,637)	45,784	(60,108)	23,260	(45,301)	39,768

2020 (Continued)	MFS® Utilities Division	MFS® Value Division	MML Aggressive Allocation Division	MML American Funds Core Allocation Division	MML American Funds Growth Division	MML American Funds International Division	MML Balanced Allocation Division	MML Blend Division
Units purchased	4,555	-	251,670	112,900	10,945	1,017	162,232	609,304
Units withdrawn	(257)	(2,328)	(192,005)	(8,418)	(1,007)	(153)	(94,333)	(690,078)
Units transferred between divisions and transferred to/from GPA	-	90,901	(14,181)	138,413	4,571	-	1,481	(69,403)
Net increase (decrease)	4,298	88,574	45,484	242,895	14,510	864	69,380	(150,177)
F-75

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2020 (Continued)	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Equity Index Division	MML Equity Index Division
						(Service Class I)	(Class II)	(Class III)
Units purchased	673,547	172,436	13,930	1,423,420	78,719	491,289	1,129,064	3,265
Units withdrawn	(326,160)	(240,533)	(822)	(2,038,588)	(48,024)	(43,905)	(2,203,388)	(199)
Units transferred between divisions and transferred to/from GPA	17,471	18,133	8,680	(273,774)	202,143	6,944	(242,536)	-
Net increase (decrease)	364,858	(49,964)	21,788	(888,943)	232,838	454,327	(1,316,861)	3,066

2020 (Continued)	MML Focused Equity Division	MML Foreign Division	MML Fundamental Equity Division	MML Fundamental Value Division	MML Global Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division
					(Service Class I)	(Class II)
Units purchased	84,769	49,114	29,980	7,295	-	27,308	62,139	346,119
Units withdrawn	(5,568)	(18,086)	(6,353)	(44,152)	(894)	(17,094)	(40,103)	(237,227)
Units transferred between divisions and transferred to/from GPA	(39,286)	(357)	(28,650)	(1,007)	33,816	854	5,112	(197,614)
Net increase (decrease)	39,915	30,671	(5,023)	(37,864)	32,923	11,069	27,148	(88,722)

2020 (Continued)	MML High Yield Division	MML Income & Growth Division	Inflation- Protected and Income Division	MML International Equity Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division
Units purchased	6,478	79,628	212,551	3,925	4,092	801,616	395,566	99,808
Units withdrawn	(874)	(21,704)	(511,614)	(169)	(408)	(1,153,187)	(385,761)	(57,075)
Units transferred between divisions and transferred to/from GPA	164	90,176	214,067	73	(588)	101,138	(66,126)	113,024
Net increase (decrease)	5,768	148,099	(84,996)	3,829	3,096	(250,434)	(56,321)	155,757

2020 (Continued)	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Short-Duration Bond Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Value Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division
Units purchased	71,412	151,020	6,200	450,272	254,454	549	96,333	21,232
Units withdrawn	(32,282)	(118,044)	(271)	(520,535)	(365,841)	(2,461)	(24,388)	(5,017)
Units transferred between divisions and transferred to/from GPA	30,533	78,743	(9,513)	29,145	102,441	84,943	(5,843)	(46,564)
Net increase (decrease)	69,663	111,719	(3,583)	(41,118)	(8,946)	83,030	66,102	(30,349)
F-76

Notes To Financial Statements (Continued)

2020 (Continued)	MML Total Return Bond Division	MML U.S. Government Money Market Division	PIMCO Commodity- RealReturn® Strategy Division	PIMCO Global Bond Opportunities Division	PIMCO High Yield Division	PIMCO Real Return Division	PIMCO Total Return Division	T. Rowe Price Blue Chip Growth Division
Units purchased	9,599	5,786,265	97,730	12,494	7,693	11,205	62,235	121,089
Units withdrawn	(996)	(3,758,541)	(41,333)	(2,286)	(4,132)	(534)	(3,073)	(218,387)
Units transferred between divisions and transferred to/from GPA	3,449	3,407,241	5,234	-	62,104	6,414	(27,092)	(20,143)
Net increase (decrease)	12,052	5,434,964	61,631	10,209	65,665	17,085	32,070	(117,441)

2020 (Continued)	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	Templeton Global Bond VIP Division	Vanguard VIF Global Bond Index Division	Vanguard VIF Mid Cap Index Division
Units purchased	472,173	-	324,598	35,412	491,103	20,763	3,122	5,639
Units withdrawn	(509,703)	(4,393)	(821,958)	(55,401)	(483,975)	(1,126)	(208)	(271)
Units transferred between divisions and transferred to/from GPA	87,515	100,043	(338,761)	(78,522)	(77,288)	1,343	-	32
Net increase (decrease)	49,985	95,650	(836,121)	(98,512)	(70,160)	20,979	2,914	5,400

2020 (Continued)	Vanguard VIF Real Estate Index Division	Voya International Index Division	Voya Russell™ Mid Cap Index Division	Voya Russell™ Small Cap Index Division	VY® Clarion Global Real Estate Division
Units purchased	5,143	132,320	228,346	124,173	42,403
Units withdrawn	(205)	(20,590)	(18,053)	(5,596)	(26,980)
Units transferred between divisions and transferred to/from GPA	-	(39,529)	37,632	(28,794)	11,888
Net increase (decrease)	4,937	72,200	247,925	89,783	27,311
F-77

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

	A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2021 follows:

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
American Century VP Capital Appreciation Division
2021	521,624	$-		$2.22	$1,158,824	-%	-%		0.25%	-%		11.16%
2020	498,219	-		2.00	995,745	-	-		0.25	-		42.46
2019	495,140	-		1.40	694,663	-	-		0.25	-		35.56
American Century VP Disciplined Core Value Division
2021	8,771,675	4.06	to	4.66	37,822,087	1.08	0.25	to	1.00	22.42	to	23.34
2020	9,231,503	3.32	to	3.78	32,069,155	1.95	0.25	to	1.00	10.70	to	11.53
2019	10,009,285	3.00	to	3.39	30,738,840	2.08	0.25	to	1.00	22.72	to	23.64
2018	10,525,082	2.44	to	2.74	25,843,652	1.91	0.25	to	1.00	(7.80)	to	(7.10)
2017	11,241,950	2.65	to	2.95	29,362,754	2.38	0.25	to	1.00	19.29	to	20.19
American Century VP Inflation Protection Division
2021	29,243	-		1.26	36,903	2.57	-		0.25	-		6.27
2020	75,810	-		1.19	90,026	1.44	-		0.25	-		9.55
2019	45,675	-		1.08	49,510	2.17	-		0.25	-		8.90
American Century VP International Division
2021	1,039,229	1.68	to	1.98	1,790,461	0.04	0.25	to	0.40	8.26	to	8.75
2020	137,681	1.55	to	1.83	251,549	0.48	0.25	to	0.60	25.13	to	25.88
2019	139,289	1.23	to	1.46	203,381	0.86	0.25	to	0.60	27.65	to	28.42
2018	140,901	0.96	to	1.14	161,169	1.26	0.25	to	0.60	(15.73)	to	(15.22)
2017	142,405	1.13	to	1.36	193,296	0.86	0.25	to	0.60	12.99	to	30.42
American Century VP Value Division
2021	3,719,350	3.82	to	5.07	16,757,071	1.74	0.25	to	1.00	23.27	to	24.20
2020	3,866,025	3.10	to	4.09	14,131,672	2.32	0.25	to	1.00	(0.03)	to	0.73
2019	3,984,737	3.10	to	4.06	14,599,998	2.12	0.25	to	1.00	25.77	to	26.72
2018	4,109,602	2.46	to	3.20	12,074,180	1.66	0.25	to	1.00	(10.06)	to	(9.38)
2017	4,346,509	2.74	to	3.53	14,228,000	1.66	0.25	to	1.00	7.67	to	8.48
American Funds® Asset Allocation Division
2021	6,513,177	3.70	to	4.70	27,801,866	1.55	0.25	to	1.00	13.96	to	14.81
2020	6,719,434	3.25	to	4.09	25,043,652	1.70	0.25	to	1.00	11.34	to	12.18
2019	6,803,166	2.92	to	3.65	22,695,282	1.90	0.25	to	1.00	20.03	to	20.93
2018	7,165,384	2.43	to	3.02	19,892,745	1.66	0.25	to	1.00	(5.56)	to	(4.84)
2017	7,262,865	2.58	to	3.17	21,305,963	1.54	0.25	to	1.00	15.08	to	15.94
American Funds® Growth-Income Division
2021	9,062,804	4.70	to	6.39	49,515,332	1.13	0.25	to	1.00	22.86	to	23.79
2020	9,654,332	3.82	to	5.16	43,139,764	1.38	0.25	to	1.00	12.42	to	13.26
2019	9,980,605	3.40	to	4.55	40,028,763	1.68	0.25	to	1.00	24.88	to	25.82
2018	10,152,959	2.72	to	3.62	33,200,808	1.40	0.25	to	1.00	(2.77)	to	(2.03)
2017	10,523,397	2.80	to	3.69	35,545,549	1.41	0.25	to	1.00	21.17	to	22.08
BlackRock High Yield V.I. Division
2021	118,064	-		1.30	153,399	4.50	-		0.25	-	-	5.33
2020	111,215	-		1.23	137,185	5.27	-		0.25	-	-	7.31
2019	63,746	-		1.15	73,277	4.17	-		0.25	-	-	15.32
BlackRock Small Cap Index V.I. Division
2021	266,372	-		1.24	329,081	2.41	-		0.80	-		13.66
2020	5,324	-		1.09	5,787	0.20	-		0.80	-		-
BlackRock Small Cap Index V.I. Division (Class III)
2021	1,508	-		0.99	1,493	1.21	-		0.25	-		-
F-78

Notes To Financial Statements (Continued)

8.   FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
BlackRock Total Return V.I. Division
2021	227,326	$-		$1.18	$268,804	1.68%	-%		0.25%	-%		(1.43)%
2020	370,330	-		1.20	444,258	2.17	-		0.25	-		8.90
2019	299,448	-		1.10	329,864	2.16	-		0.25	-		9.51
BNY Mellon MidCap Stock Division
2021	157,431	-		1.51	237,312	0.23	-		0.25	-		25.56
2020	65,893	-		1.20	79,107	0.40	-		0.25	-		7.85
Delaware Ivy VIP Asset Strategy Division (Class I) [4]
2021	468	-		1.15	540	3.03	-	-	0.80	-	-	9.84
Delaware Ivy VIP Asset Strategy Division (Class II) [4]
2021	115,137	1.58	to	1.62	185,834	1.94	0.25	to	0.75	10.44	to	10.44
2020	54,707	1.43	to	1.47	79,892	2.21	0.25	to	0.75	13.88	to	13.88
2019	48,457	1.26	to	1.29	62,237	2.28	0.25	to	0.75	21.78	to	21.78
2018	41,621	1.03	to	1.06	43,974	1.90	0.25	to	0.75	(5.44)	to	(5.44)
2017	40,680	1.09	to	1.12	45,453	1.16	0.25	to	0.75	9.29	to	18.27
Delaware Ivy VIP Science and Technology Division[4]
2021	17,479	-		2.51	43,842	-	-		0.25	-		15.17
2020	9,295	-		2.18	20,245	-	-		0.25	-		35.36
Delaware VIP® Emerging Markets Division
2021	183,036	-		1.46	266,570	0.06	-		0.25	-		(3.13)
2020	100,762	-		1.50	151,492	0.50	-		0.25	-		24.69
2019	58,261	-		1.21	70,248	0.39	-		0.25	-		22.25
Delaware VIP® Small Cap Value Division
2021	326,567	-		1.49	485,921	0.33	-		0.25	-	to	34.01
2020	22,326	-		1.11	24,788	0.17	-		0.25	-	to	(2.18)
2019	2,181	-		1.14	2,476	-	-		0.25	-	to	27.72
DWS Small Cap Index Division
2021	2,454,100	4.21	to	5.27	11,860,935	0.83	0.25	to	1.00	13.36	to	14.22
2020	2,521,917	3.72	to	4.61	10,685,836	1.10	0.25	to	1.00	18.24	to	19.13
2019	2,590,878	3.14	to	3.87	9,231,210	1.05	0.25	to	1.00	23.98	to	24.91
2018	2,825,354	2.54	to	3.10	8,093,826	0.94	0.25	to	1.00	(12.12)	to	(11.45)
2017	2,899,255	2.89	to	3.50	9,439,990	0.97	0.25	to	1.00	13.19	to	14.04
Eaton Vance VT Floating-Rate Income Division
2021	37,104	-		1.16	43,081	3.14	-		0.25	-		3.76
2020	95,460	-		1.12	106,816	3.46	-		0.25	-		2.27
2019	41,816	-		1.09	45,751	3.46	-		0.25	-		7.47
Fidelity® VIP Bond Index Division
2021	197,399	-		0.97	192,257	1.66	-		0.80	-		(2.73)
2020	2,885	-		1.00	2,889	0.17	-		0.80	-		-
Fidelity® VIP Contrafund® Division (Initial Class)
2021	16,632,193	6.46	to	6.69	116,779,958	0.06	0.15		1.00	26.56		27.64
2020	16,934,529	5.10	to	5.24	95,130,421	0.25	0.15		1.00	29.27		30.37
2019	17,515,147	3.95	to	4.02	75,526,172	0.46	0.15		1.00	30.27		31.38
2018	18,313,134	3.03	to	3.06	60,778,694	0.70	0.15		1.00	(7.31)		(6.52)
2017	19,235,499	3.27	to	4.51	68,425,223	0.99	0.25		1.00	20.67		21.57
Fidelity® VIP Contrafund® Division (Service Class)
2021	1,563,644	6.62	to	7.05	9,712,506	0.05	0.40	to	0.75	26.76	to	27.14
2020	1,631,705	5.22	to	5.54	8,374,787	0.15	0.60	to	0.75	29.46	to	29.65
2019	1,718,442	4.03	to	4.28	6,785,433	0.36	0.60	to	0.75	30.47	to	30.66
2018	1,871,054	3.09	to	3.27	5,677,222	0.60	0.60	to	0.75	(7.19)	to	(6.49)
2017	2,019,712	3.33	to	3.52	6,595,001	0.90	0.60	to	0.75	20.86	to	21.04
F-79

Notes To Financial Statements (Continued)

8.   FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Fidelity® VIP Extended Market Index Division
2021	148,046	$-		$1.29	$190,865	2.38%	-%		0.80%	-%		20.27%
2020	2,427	-		1.07	2,602	-	-		0.80	-		-
Fidelity® VIP Freedom 2020 Division
2021	8,901	-		1.52	13,517	0.89	-		0.25	-		9.47
2020	10,701	-		1.39	14,846	1.13	-		0.25	-		14.92
Fidelity® VIP Freedom 2025 Division
2021	394,002	-		1.57	617,665	1.18	-		0.25	-		10.71
2020	162,124	-		1.42	229,577	1.45	-		0.25	-		15.83
Fidelity® VIP Freedom 2030 Division
2021	77,802	-		1.63	127,084	1.31	-		0.25	-		12.24
2020	10,532	-		1.46	15,328	2.36	-		0.25	-		16.76
Fidelity® VIP Freedom 2035 Division
2021	531,977	-		1.73	919,419	1.03	-		0.25	-		15.32
2020	357,294	-		1.50	535,494	1.72	-		0.25	-		18.15
2019	229,431	-		1.27	291,049	1.52	-		0.25	-		27.33
Fidelity® VIP Freedom 2040 Division
2021	76,059	-		1.78	135,749	1.02	-		0.25	-		17.69
2020	34,486	-		1.52	52,301	1.32	-		0.25	-		19.16
2019	15,277	-		1.27	19,443	5.79	-		0.25	-		28.39
Fidelity® VIP Freedom 2050 Division
2021	131,990	-		1.78	235,563	1.67	-		0.25	-		17.73
2020	9,651	-		1.52	14,629	1.21	-		0.25	-		19.17
Fidelity® VIP Growth Division
2021	282,918	2.67	to	4.00	860,161	-	0.25		0.40	22.53	to	23.08
2020	161,149	2.17	to	3.27	435,983	0.05	0.25		0.60	42.89	to	43.75
2019	82,580	1.51	to	2.29	188,085	0.16	0.25		0.60	33.38	to	34.18
2018	89,089	1.13	to	1.71	152,771	0.15	0.25		0.60	(0.87)	to	(0.27)
2017	93,153	1.13	to	1.73	161,149	0.12	0.25		0.60	12.84	to	34.20
Fidelity® VIP International Index Division
2021	208,568	-		1.13	235,424	5.14	-		0.80	-		6.86
2020	6,120	-		1.06	6,465	0.46	-		0.80	-		-
Fidelity® VIP International Index Division (Service Class II)
2021	13,454	-		1.01	13,554	3.74	-		0.25	-		-
Fidelity® VIP Real Estate Division
2021	150,950	-		1.51	228,180	1.03	-		0.25	-		38.86
2020	118,029	-		1.09	128,487	2.13	-		0.25	-	-	(6.61)
2019	34,147	-		1.17	39,801	0.61	-		0.25	-	-	23.09
Fidelity® VIP Total Market Index Division
2021	211,399	-		1.32	278,569	1.98	-		0.80	-		24.68
2020	7,537	-		1.06	7,966	0.67	-		0.80	-	-	-
Franklin Mutual Global Discovery VIP Division
2021	1,509	-		1.29	1,942	2.63	-		0.25	-		19.13
2020	1,773	-		1.08	1,915	2.72	-		0.25	-	-	(4.46)
Franklin Small Cap Value VIP Division
2021	3,602,625	4.63	to	6.56	19,136,069	1.01	0.25	to	1.00	24.12	to	25.05
2020	3,445,561	3.73	to	5.25	15,380,819	1.49	0.25	to	1.00	4.14	to	4.93
2019	3,382,682	3.58	to	5.00	14,844,653	1.05	0.25	to	1.00	25.09	to	26.03
2018	3,541,006	2.86	to	3.97	12,654,846	0.88	0.25	to	1.00	(13.75)	to	(13.09)
2017	3,663,564	3.32	to	4.57	15,268,606	0.51	0.25	to	1.00	9.55	to	10.38
F-80

Notes To Financial Statements (Continued)

8.   FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Franklin Strategic Income VIP Division
2021	7,066	$-		$1.13	$7,989	1.87%	-%		0.25%	-%		2.11%
Goldman Sachs Core Fixed Income Division
2021	772,752	-		1.16	900,136	1.11	-		0.25	-		(2.23)
2020	532,525	-		1.19	634,452	2.00	-		0.25	-		9.40
2019	383,383	-		1.09	417,527	2.55	-		0.25	-		9.00
2018	360,796	-		1.00	360,476	0.79	-		0.25	-		(0.83)
Goldman Sachs International Equity Insights Division
2021	90,678	1.30	to	1.93	159,157	2.96	0.25	to	0.40	11.67	to	12.17
2020	76,640	1.16	to	1.73	126,576	1.36	0.25	to	0.60	6.17	to	6.81
2019	94,242	1.09	to	1.63	153,804	2.43	0.25	to	0.60	17.74	to	18.45
2018	99,359	0.92	to	1.39	137,721	1.92	0.25	to	0.60	(16.79)	to	(16.28)
2017	101,323	1.09	to	1.67	168,772	1.90	0.25	to	0.60	9.46	to	25.85
Goldman Sachs Large Cap Value Division
2021	2,031	3.34	to	3.68	7,377	1.14	0.30	to	0.40	23.58	to	23.76
2020	2,273	2.70	to	2.97	6,680	1.38	0.30	to	0.60	3.36	to	3.67
2019	2,564	2.61	to	2.87	7,278	0.93	0.30	to	0.60	25.17	to	25.55
2018	4,945	2.09	to	2.28	10,826	1.27	0.30	to	0.60	(9.01)	to	(8.73)
2017	5,338	2.29	to	2.50	12,859	1.65	0.30	to	0.60	9.20	to	9.53
Goldman Sachs Mid Cap Value Division
2021	242,304	1.78	to	9.13	2,101,791	0.46	0.25	to	0.40	30.36	to	30.95
2020	260,663	1.36	to	7.01	1,751,755	0.60	0.25	to	0.60	7.75	to	8.40
2019	372,255	1.25	to	6.50	2,461,947	0.84	0.25	to	0.60	31.13	to	31.53
2018	275,848	0.95	to	4.97	1,389,038	1.27	0.25	to	0.60	(11.00)	to	(10.46)
2017	300,137	1.07	to	5.97	1,704,158	0.68	0.25	to	0.60	6.54	to	10.41
Goldman Sachs Small Cap Equity Insights Division
2021	33,413	-		1.68	56,264	0.64	-		0.25	-	-	23.79
2020	14,983	-		1.36	20,381	0.30	-		0.25	-	-	8.58
2019	6,379	-		1.25	7,991	0.77	-		0.25	-	-	24.84
Goldman Sachs Strategic Growth Division
2021	2,152,874	5.78	to	6.24	13,705,655	-	0.25	to	1.00	20.71	to	21.62
2020	2,272,721	4.75	to	5.17	11,749,749	0.09	0.25	to	1.00	39.11	to	40.15
2019	2,573,061	2.89	to	3.71	8,967,076	0.29	0.25	to	1.00	34.18	to	35.19
2018	2,829,797	2.14	to	2.77	7,067,602	0.45	0.25	to	1.00	(2.03)	to	(1.29)
2017	3,000,907	2.17	to	2.83	7,411,173	0.53	0.25	to	1.00	29.36	to	30.34
Goldman Sachs U.S. Equity Insights Division
2021	42,914	4.46	to	5.40	192,467	0.83	0.30	to	0.40	28.83	to	29.02
2020	43,658	3.46	to	4.18	152,124	0.88	0.30	to	0.60	16.84	to	17.19
2019	45,227	2.96	to	3.57	134,986	1.29	0.30	to	0.60	24.46	to	24.84
2018	46,830	2.38	to	2.86	112,389	1.23	0.30	to	0.60	(6.76)	to	(6.48)
2017	48,506	2.55	to	3.06	124,927	1.41	0.30	to	0.60	23.33	to	23.70
Invesco Oppenheimer V.I. International Growth Division
2021	8,482,553	3.71	to	3.80	33,213,861	-	0.15	to	1.00	9.12	to	10.22
2020	8,858,724	3.38	to	3.48	30,988,304	0.99	0.15	to	1.00	20.29	to	21.32
2019	9,242,895	2.78	to	2.89	25,318,416	1.03	0.15	to	1.00	27.32	to	28.41
2018	9,613,888	2.17	to	2.27	20,352,676	0.86	0.15	to	1.00	(20.22)	to	(19.54)
2017	10,016,801	2.67	to	2.85	26,085,100	1.41	0.25	to	1.00	25.04	to	25.98
Invesco V.I. American Franchise Division
2021	107,285	-	to	2.28	244,305	-	-	to	0.25	-	to	11.93
F-81

Notes To Financial Statements (Continued)

8.   FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Invesco V.I. Capital Appreciation Division[4]
2021	17,159,403	$4.90	to	$6.51	$106,714,489	-%	0.15%	to	1.00%	21.35%	to	22.38%
2020	18,217,853	4.04	to	5.32	91,482,106	-	0.15	to	1.00	35.23	to	36.38
2019	20,221,940	2.99	to	3.90	74,819,293	0.06	0.15	to	1.00	34.84	to	35.99
2018	22,024,354	2.22	to	2.87	58,249,800	0.32	0.15	to	1.00	(6.67)	to	(5.87)
2017	24,201,392	2.37	to	3.10	66,455,537	0.24	0.25	to	1.00	25.57	to	26.52
Invesco V.I. Comstock Division
2021	39,987	-	-	1.66	66,549	2.06	-	-	0.25	-	-	33.36
2020	31,477	-	-	1.25	39,281	3.32	-	-	0.25	-	-	(0.85)
2019	12,235	-	-	1.26	15,400	1.98	-	-	0.25	-	-	25.30
Invesco V.I. Conservative Balanced Division[4]
2021	657,847	2.80	to	4.52	1,841,957	1.52	0.30	to	0.75	9.81	to	10.30
2020	833,476	2.55	to	4.10	2,125,431	2.13	0.30	to	0.75	14.00	to	14.51
2019	803,323	2.24	to	3.58	1,796,954	2.27	0.30	to	0.75	16.64	to	17.16
2018	878,876	1.92	to	3.06	1,685,685	1.97	0.30	to	0.75	(6.03)	to	(5.61)
2017	946,045	2.04	to	3.24	1,931,192	1.96	0.30	to	0.75	8.44	to	8.93
Invesco V.I. Core Bond Division[4]
2021	10,437,422	1.24	to	1.63	16,061,867	2.16	0.25	to	1.00	(2.63)	to	(1.89)
2020	10,262,042	1.27	to	1.66	16,092,701	3.27	0.25	to	1.00	8.62	to	9.44
2019	9,499,209	1.17	to	1.70	13,725,099	3.30	0.25	to	1.00	8.44	to	9.25
2018	9,396,432	1.08	to	1.55	12,443,748	3.28	0.25	to	1.00	(2.01)	to	(1.27)
2017	9,223,957	1.10	to	1.57	12,418,542	2.36	0.25	to	1.00	3.55	to	4.32
Invesco V.I. Discovery Mid Cap Growth Division[4]
2021	13,755,137	5.50	to	7.66	90,502,517	-	0.15	to	1.00	17.91	to	18.92
2020	14,069,144	4.66	to	6.44	78,851,437	0.04	0.15	to	1.00	39.29	to	40.48
2019	15,356,351	3.35	to	4.58	60,331,547	-	0.15	to	1.00	37.98	to	39.15
2018	16,893,481	2.43	to	3.29	46,930,970	-	0.15	to	1.00	(7.02)	to	(6.22)
2017	17,931,904	2.61	to	2.80	52,221,659	0.03	0.25	to	1.00	27.51	to	28.47
Invesco V.I. Diversified Dividend Division
2021	1,330,527	1.57	to	3.30	2,670,108	2.07	0.15	to	1.00	17.71	to	18.72
2020	1,370,729	1.33	to	2.78	2,338,155	3.17	0.15	to	1.00	(0.86)	to	(0.01)
2019	1,366,611	1.34	to	2.78	2,338,701	2.95	0.15	to	1.00	23.85	to	24.90
2018	1,360,598	1.08	to	2.23	1,862,558	2.47	0.15	to	1.00	(8.50)	to	(7.71)
2017	1,329,968	1.19	to	1.55	1,924,600	1.69	0.25	to	1.00	7.50		8.30
Invesco V.I. Global Division[4]
2021	18,919,597	5.19	to	5.45	136,604,985	-	0.15	to	1.00	14.34	to	15.32
2020	19,763,167	4.54	to	4.73	123,742,247	0.70	0.15	to	1.00	26.37	to	27.45
2019	21,014,111	3.59	to	3.71	102,363,468	0.90	0.15	to	1.00	30.48	to	31.59
2018	22,312,600	2.75	to	2.82	82,122,885	0.99	0.15	to	1.00	(14.05)	to	(13.31)
2017	23,215,306	3.20	to	5.36	97,811,579	0.93	0.25	to	1.00	35.31	to	36.32
Invesco V.I. Global Real Estate Division
2021	32,576	-		1.34	43,642	3.31	-	to	0.25	-	to	25.71
2020	9,207	-	to	1.07	9,812	6.60	-	to	0.25	-	to	(12.32)
Invesco V.I. Global Strategic Income Division[4]
2021	9,913,403	1.83	to	1.85	22,000,829	4.77	0.15	to	1.00	(4.37)	to	(3.56)
2020	9,704,485	1.91	to	1.92	22,762,739	6.04	0.15	to	1.00	2.37	to	3.25
2019	9,586,299	1.86	to	1.87	22,295,339	3.77	0.15	to	1.00	9.70	to	10.64
2018	10,037,874	1.68	to	1.70	21,508,479	4.92	0.15	to	1.00	(5.35)	to	(4.54)
2017	10,106,254	1.80	to	2.67	23,127,048	2.29	0.25	to	1.00	5.22	to	6.01
F-82

Notes To Financial Statements (Continued)

8.   FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Invesco V.I. Health Care Division
2021	979,583	$4.64	to	$4.84	$5,068,427	0.21%	0.15%	to	1.00%	11.18%	to	12.13%
2020	979,943	4.17	to	4.32	4,530,666	0.32	0.15	to	1.00	13.32	to	14.29
2019	968,353	3.68	to	3.78	3,946,910	0.04	0.15	to	1.00	31.19	to	32.30
2018	981,671	2.81	to	2.86	3,066,965	-	0.15	to	1.00	(0.10)	to	0.75
2017	996,342	2.81	to	3.39	3,115,697	0.37	0.25	to	1.00	14.68	to	15.54
Invesco V.I. International Growth Division
2021	4,216	-	to	1.43	6,047	1.34	-	to	0.25	-	to	5.89
2020	1,976	-	to	1.35	2,676	2.64	-	to	0.25	-	to	14.00
Invesco V.I. Main Street Division[4]
2021	7,949,023	4.58	to	5.66	38,110,497	0.71	0.15	to	1.00	26.30	to	27.38
2020	8,351,957	3.63	to	4.44	31,295,753	1.49	0.15	to	1.00	12.81	to	13.77
2019	9,218,501	3.21	to	3.91	30,111,174	1.07	0.15	to	1.00	30.77	to	31.88
2018	10,184,573	2.46	to	2.96	25,093,363	1.15	0.15	to	1.00	(8.81)	to	(8.02)
2017	10,843,354	2.35	to	2.70	28,819,972	1.25	0.25	to	1.00	15.75	to	16.62
Invesco V.I. Main Street Small Cap Division[4]
2021	435,729	8.13	to	$8.90	3,584,201	0.35	0.30	to	0.75	21.64	to	22.19
2020	500,028	6.69	to	7.29	3,370,033	0.66	0.30	to	0.75	19.03	to	19.57
2019	512,076	5.62	to	6.09	2,894,554	0.18	0.30	to	0.75	25.53	to	26.09
2018	539,359	4.47	to	4.83	2,424,752	0.30	0.30	to	0.75	(11.00)	to	(10.59)
2017	645,443	5.03	to	5.41	3,285,140	0.80	0.30	to	0.75	13.31	to	13.82
Invesco V.I. Small Cap Equity Division
2021	15	-	to	1.79	26	-	-	-	0.25	-	-	20.40
2020	37	-	to	1.49	55	-	-	-	0.25	-	-	27.24
Invesco V.I. Technology Division
2021	1,520,936	5.35	to	8.05	8,541,371	-	0.15	to	1.00	13.27	to	14.24
2020	1,604,054	4.72	to	7.05	7,438,818	-	0.15	to	1.00	44.66	to	45.90
2019	1,776,311	3.27	to	4.83	5,161,971	-	0.15	to	1.00	34.53	to	35.68
2018	1,895,917	2.43	to	3.56	3,689,355	-	0.15	to	1.00	(1.45)	to	(0.60)
2017	2,032,079	1.69	to	2.46	3,637,730	-	0.25	to	1.00	33.79	to	34.80
Invesco V.I. U.S. Government Money Division[4]
2021	3,019,741	1.29	to	1.60	3,862,261	0.01	0.30	to	0.75	(0.74)	to	(0.29)
2020	2,865,754	1.30	to	1.60	3,689,343	0.21	0.30	to	0.75	(0.52)	to	(0.08)
2019	2,839,331	1.30	to	1.61	3,673,096	1.70	0.30	to	0.75	0.95	to	1.40
2018	3,098,493	1.29	to	1.58	3,973,557	1.34	0.30	to	0.75	0.59	to	1.05
2017	3,339,705	1.29	to	1.57	4,261,000	0.39	0.30	to	0.75	(0.36)	to	0.09
Janus Henderson Balanced Division (Institutional Class)
2021	357	-	-	4.33	1,544	0.88	-	-	0.40	-	-	16.67
2020	56,841	-	-	3.71	210,982	1.80	-	-	0.60	-	-	13.63
2019	59,786	-	-	3.27	195,299	1.94	-	-	0.60	-	-	21.86
2018	59,358	-	-	2.68	159,123	2.16	-	-	0.60	-	-	0.08
2017	60,169	-	-	2.68	161,175	1.62	-	-	0.60	-	-	17.72
Janus Henderson Balanced Division (Service Class)
2021	1,573,599	4.23	to	5.14	7,543,818	0.01	0.25	to	1.00	15.75	to	16.62
2020	1,645,617	3.65	to	4.41	6,755,986	1.49	0.25	to	1.00	12.89	to	13.74
2019	1,652,455	3.24	to	3.88	5,954,940	1.68	0.25	to	1.00	21.06	to	21.97
2018	1,647,762	2.67	to	3.18	4,873,002	1.78	0.25	to	1.00	(0.57)	to	0.18
2017	1,764,877	2.69	to	3.17	5,219,360	1.39	0.25	to	1.00	16.96	to	17.84
F-83

Notes To Financial Statements (Continued)

8.   FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Janus Henderson Forty Division (Institutional Class)
2021	4,195,530	$6.19	to	$7.56	$35,645,607	-%	0.25%	to	0.75%	21.98%	to	22.59%
2020	4,499,035	5.05	to	6.20	31,036,579	0.27	0.25	to	0.75	38.36	to	39.05
2019	4,871,577	3.63	to	4.48	23,845,964	0.15	0.25	to	0.75	36.14	to	36.82
2018	5,243,064	-	to	3.29	18,508,924	-	-	to	0.75	-	to	1.73
2017	5,714,266	-	to	3.25	19,329,223	-	-	to	0.75	-	to	29.99
Janus Henderson Forty Division (Service Class)
2021	46,358	8.83	to	10.58	429,145	-	0.50	to	1.00	21.38	to	21.99
2020	48,440	7.27	to	8.68	365,341	0.16	0.50	to	1.00	37.65	to	38.34
2019	48,670	5.28	to	6.27	264,895	-	0.50	to	1.00	35.49	to	36.17
2018	49,907	3.90	to	4.61	201,579	-	0.50	to	1.00	0.70	to	1.21
2017	52,125	3.87	to	4.55	206,633	-	0.50	to	1.00	28.71	to	29.35
Janus Henderson Global Research Division (Institutional Class)
2021	4,552,323	2.15	to	2.62	12,874,552	0.52	0.25	to	0.75	17.21	to	17.80
2020	4,834,686	1.82	to	2.23	11,541,450	0.73	0.25	to	0.75	19.16	to	19.76
2019	5,116,176	1.52	to	1.87	10,129,324	1.00	0.25	to	0.75	28.08	to	28.72
2018	5,478,036	1.18	to	1.46	8,387,235	1.13	0.25	to	0.75	(7.57)	to	(7.10)
2017	5,981,044	1.27	to	1.58	9,657,867	0.82	0.25	to	0.75	26.08	to	26.71
Janus Henderson Global Research Division (Service Class)
2021	106,715	-		4.27	387,051	0.35	-		1.00	-		17.21
2020	103,333	-		3.64	324,899	0.56	-		1.00	-		19.17
2019	101,847	-		3.06	268,482	0.87	-		1.00	-		28.07
2018	102,872	-		2.39	216,844	0.86	-		1.00	-		(7.55)
2017	98,174	-		2.58	236,100	0.69	-		1.00	-		26.05
JPMorgan Insurance Trust U.S. Equity Division
2021	284,033	-	-	2.23	632,933	0.83	-	-	0.25	-	-	29.34
2020	22,125	-	-	1.72	38,118	-	-	-	0.25	-	-	25.26
Lord Abbett Developing Growth Division
2021	91,390	-		2.70	246,975	-	-		0.25	-		(2.75)
2020	49,827	-		2.78	138,457	-	-		0.25	-		72.60
2019	1,436	-		1.61	2,312	-	-		0.25	-		31.77
MFS® Blended Research Core Equity Division
2021	152,245	-	-	1.98	301,718	1.14	-	-	0.25	-	-	29.53
2020	75,921	-	-	1.53	116,161	1.61	-	-	0.25	-	-	15.34
2019	13,000	-	-	1.33	17,246	1.61	-	-	0.25	-	-	29.17
MFS® Global Real Estate Division
2021	74,086	-	-	1.72	127,750	1.49	-	-	0.25	-	-	30.13
MFS® Government Securities Division
2021	123	-		1.12	138	2.59	-		0.25	-		(1.89)
MFS® Growth Division
2021	809,969	2.59	to	6.05	3,759,997	-	0.25	to	0.75	22.61	to	23.53
2020	726,226	2.10	to	4.94	3,105,539	-	0.25	to	0.75	30.87	to	31.86
2019	758,864	1.59	to	3.77	3,064,314	-	0.25	to	0.75	37.12	to	38.15
2018	730,280	1.15	to	2.75	2,171,458	0.09	0.25	to	0.75	1.90	to	2.67
2017	835,618	1.12	to	2.70	2,414,793	0.12	0.25	to	0.75	12.11	to	30.43
MFS® International Intrinsic Value Division
2021	347,117	-	-	1.66	576,798	0.40	-	-	0.25	-	-	10.55
2020	63,241	-	-	1.50	95,053	1.10	-	-	0.25	-	-	20.52
2019	17,457	-	-	1.25	21,771	1.33	-	-	0.25	-	-	25.94
F-84

Notes To Financial Statements (Continued)

8.   FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MFS® Investors Trust Division
2021	181,956	$5.13	to	$6.53	$1,076,162	0.64%	0.25%	to	1.00%	25.55%	to	26.50%
2020	164,039	4.08	to	5.16	770,630	0.65	0.25	to	1.00	12.74	to	13.58
2019	224,146	3.62	to	4.54	926,606	0.68	0.25	to	1.00	30.27	to	31.25
2018	228,598	2.78	to	3.46	723,146	0.62	0.25	to	1.00	(6.43)	to	(5.72)
2017	253,190	2.97	to	3.67	857,046	0.73	0.25	to	1.00	22.12	to	23.04
MFS® Mid Cap Value Division
2021	44,329	-		1.70	75,246	0.54	-		0.25	-		30.99
2020	23,260	-		1.30	30,142	1.28	-		0.25	-		3.87
MFS® New Discovery Division
2021	1,172,331	5.85	to	8.67	8,811,528	-	0.25	to	1.00	0.79	to	1.55
2020	1,212,613	5.80	to	8.54	9,107,858	-	0.25	to	1.00	44.44	to	45.52
2019	1,257,914	4.02	to	5.87	6,625,713	-	0.25	to	1.00	40.29	to	41.35
2018	1,245,551	2.86	to	4.15	4,788,712	-	0.25	to	1.00	(2.46)	to	(1.72)
2017	1,335,946	2.94	to	4.22	5,342,292	-	0.25	to	1.00	25.40	to	26.34
MFS® Research Division
2021	236,993	4.53	to	5.61	1,127,472	0.55	0.30	to	0.75	23.87	to	24.43
2020	360,042	3.66	to	4.51	1,454,714	0.70	0.30	to	0.75	15.72	to	16.24
2019	320,275	3.16	to	3.88	1,083,046	0.79	0.30	to	0.75	31.95	to	32.55
2018	331,042	2.39	to	2.93	845,994	0.35	0.30	to	0.75	(5.09)	to	(4.66)
2017	1,197,462	2.52	to	3.07	3,542,827	1.36	0.30	to	0.75	22.45	to	23.00
MFS® Utilities Division
2021	13,528	-		1.59	21,495	1.89	-		0.25	-		14.09
2020	7,984	-	-	1.39	11,119	2.81	-	-	0.25	-		5.90
2019	3,687	-	-	1.32	4,848	-	-	-	0.25	-		25.07
MFS® Value Division
2021	2,366,296	-	-	1.64	3,892,335	2.58	-	-	0.25	-	-	25.45
2020	117,320	-	-	1.31	153,828	1.82	-	-	0.25	-	-	3.47
2019	28,747	-	-	1.27	36,426	-	-	-	0.25	-	-	29.80
MML Aggressive Allocation Division
2021	1,492,725	1.21	to	4.32	5,181,466	1.26	0.15	to	0.80	15.72	to	16.47
2020	1,265,727	1.05	to	3.71	4,056,899	1.62	0.15	to	0.80	(45.58)	to	13.18
2019	1,220,243	1.93	to	3.28	3,446,034	2.03	0.15	to	0.75	23.01	to	23.75
2018	1,049,013	1.57	to	2.65	2,365,349	1.39	0.15	to	0.75	(8.81)	to	(8.26)
2017	964,047	1.09	to	1.72	2,340,168	1.06	0.25	to	0.75	8.35	to	17.89
MML American Funds Core Allocation Division
2021	282,702	1.16	to	1.52	411,238	1.34	0.25		0.80	11.95	to	12.85
2020	259,913	1.03	to	1.35	353,215	1.86	0.25		0.80	11.39	to	11.39
2019	17,018	1.21	to	1.39	23,627	2.53	0.25		0.75	18.12	to	18.12
2018	82,568	1.02	to	1.18	97,046	1.74	0.25		0.75	(4.84)	to	(4.84)
2017	81,975	1.07	to	1.24	101,251	-	0.25		0.75	7.47	to	14.94
MML American Funds Growth Division
2021	1,198,749	1.32	to	2.66	1,838,786	-	0.25	to	0.80	20.58	to	21.54
2020	58,532	1.09	to	2.19	146,356	0.73	0.25	to	0.80	(24.43)	to	51.41
2019	44,023	1.44	to	1.78	75,873	0.29	0.25	to	0.75	30.22	to	30.22
2018	33,642	1.11	to	1.37	45,923	0.28	0.25	to	0.75	(0.65)	to	(0.65)
2017	34,130	1.12	to	1.37	46,893	-	0.25	to	0.75	11.55	to	27.78
MML American Funds International Division
2021	118,537	1.05	to	1.32	145,430	0.17	0.25	to	0.80	(2.74)	to	(1.96)
2020	20,660	1.08	to	1.34	32,556	1.02	0.25	to	0.80	(9.02)	to	13.44
2019	19,796	1.18	to	1.39	27,498	2.80	0.25	to	0.75	22.31	to	22.31
2018	18,583	0.97	to	1.14	21,104	0.83	0.25	to	0.75	(13.52)	to	(13.52)
2017	18,152	1.12	to	1.31	23,858	-	0.25	to	0.75	11.79	to	31.65
F-85

Notes To Financial Statements (Continued)

8.   FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Balanced Allocation Division
2021	1,085,648	$1.12	to	$3.01	$2,314,101	1.42%	0.15%	to	0.80%	9.10%	to	9.82%
2020	1,031,245	1.03	to	2.74	2,195,795	2.69	0.15	to	0.80	(35.75)	to	10.77
2019	961,864	1.60	to	2.48	1,843,654	2.51	0.15	to	0.75	15.88	to	16.57
2018	974,355	1.38	to	2.12	1,598,371	2.42	0.15	to	0.75	(5.19)	to	(4.61)
2017	658,420	1.05	to	1.46	1,165,476	1.99	0.25	to	0.75	4.99	to	10.65
MML Blend Division
2021	7,024,572	3.69	to	4.13	35,476,330	2.12	0.25	to	1.00	13.88	to	14.74
2020	7,377,933	3.24	to	3.60	33,347,845	-	0.25	to	1.00	11.74	to	12.58
2019	7,528,109	2.90	to	3.20	31,243,992	2.44	0.25	to	1.00	20.17	to	21.08
2018	7,733,618	2.41	to	2.64	27,125,185	2.11	0.25	to	1.00	(5.30)	to	(4.58)
2017	8,339,530	2.55	to	2.77	31,096,755	2.12	0.25	to	1.00	14.11	to	14.97
MML Blue Chip Growth Division
2021	4,454,514	5.56	to	8.80	19,957,536	-	0.15	to	1.00	15.18	to	16.16
2020	4,378,157	4.83	to	7.58	17,390,444	-	0.15	to	1.00	33.07	to	34.20
2019	4,013,299	3.63	to	5.65	12,396,513	-	0.15	to	1.00	28.55	to	29.65
2018	3,772,586	2.82	to	4.36	9,452,664	-	0.15	to	1.00	0.86	to	1.72
2017	3,983,374	1.77	to	2.80	9,546,427	0.01	0.25	to	1.00	34.87	to	35.88
MML Conservative Allocation Division
2021	885,031	1.11	to	2.76	1,736,409	1.28	0.15	to	0.80	7.74	to	8.44
2020	1,027,526	1.03	to	2.54	1,920,967	2.76	0.15	to	0.80	(32.76)	to	9.77
2019	1,077,490	1.53	to	2.31	1,838,023	2.52	0.15	to	0.75	14.34	to	15.02
2018	865,508	1.34	to	2.01	1,201,317	2.54	0.15	to	0.75	(4.22)	to	(3.64)
2017	790,945	1.04	to	1.39	1,159,929	2.00	0.25	to	0.75	4.11	to	8.80
MML Dynamic Bond Division
2021	73,050	1.00	to	1.14	86,483	4.35	0.25	to	0.80	(0.81)	to	(0.01)
2020	30,457	1.01	to	1.14	35,776	0.31	0.25	to	0.80	(8.44)	to	3.91
2019	8,669	1.10	to	1.19	10,289	3.70	0.25	to	0.75	8.73	to	8.73
2018	6,838	1.01	to	1.09	7,464	3.41	0.25	to	0.75	(0.10)	to	(0.10)
2017	6,365	1.01	to	1.09	6,954	1.02	0.25	to	0.75	1.34	to	4.45
MML Equity Division
2021	19,538,179	3.63	to	4.35	106,958,081	1.67	0.15	to	1.00%	28.96	to	30.06
2020	20,335,113	2.82	to	3.34	85,886,429	2.32	0.15	to	1.00	2.00	to	2.87
2019	21,224,056	2.76	to	3.25	87,307,189	2.03	0.15	to	1.00	24.67	to	25.73
2018	22,663,822	2.22	to	2.58	74,001,101	1.77	0.15	to	0.75	(10.89)	to	(10.13)
2017	24,327,205	2.37	to	2.49	88,570,445	1.82	0.25	to	0.75	14.64	to	15.50
MML Equity Income Division
2021	859,260	1.30	to	4.04	2,229,954	2.33	0.15	to	0.80	24.58	to	25.39
2020	687,283	1.04	to	3.22	1,546,292	2.44	0.15	to	0.80	(32.27)	to	1.19
2019	454,444	1.54	to	3.19	1,134,639	2.35	0.15	to	0.75	26.26	to	26.45
2018	305,104	1.22	to	2.52	717,137	2.02	0.15	to	0.75	(9.50)	to	(9.36)
2017	192,482	1.10	to	1.35	494,840	2.07	0.25	to	0.75	10.07	to	16.33
MML Equity Index Division (Service Class I)
2021	3,017,033	-	-	2.09	6,305,114	0.59	-	-	0.25	-	-	28.01
2020	2,542,413	-	-	1.63	4,150,568	1.74	-	-	0.25	-	-	18.06
2019	2,088,086	-	-	1.38	2,887,488	2.71	-	-	0.25	-	-	30.86
F-86

Notes To Financial Statements (Continued)

8.   FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Equity Index Division (Class II)
2021	22,436,830	$5.22	to	$6.13	$121,243,867	1.43%	0.15%	to	1.00%	27.10%	to	28.18%
2020	22,938,054	4.11	to	4.78	95,853,069	1.89	0.15	to	1.00	17.04	to	18.04
2019	24,254,914	3.51	to	4.05	85,127,840	2.85	0.15	to	1.00	29.75	to	30.86
2018	26,762,994	2.71	to	3.10	71,235,424	1.70	0.15	to	1.00	(5.59)	to	(4.78)
2017	27,700,757	2.87	to	3.06	77,086,744	1.18	0.25	to	1.00	20.29	to	21.20
MML Equity Index Division (Class III)
2021	635,956	-	-	1.34	852,050	1.99	-	-	0.80	-	-	-
2020	3,066	-	-	1.05	3,221	-	-	-	0.80	-	-	-
MML Focused Equity Division
2021	223,708	1.26	to	1.99	447,362	1.10	0.25	to	0.80	21.28	to	22.25
2020	206,972	1.03	to	1.62	342,768	0.84	0.25	to	0.80	(28.16)	to	12.76
2019	167,057	1.44	to	1.81	246,359	0.28	0.25	to	0.75	30.15	to	30.15
2018	15,941	1.11	to	1.39	22,222	2.81	0.25	to	0.75	1.18	to	1.18
2017	14,561	1.09	to	1.38	20,062	-	0.25	to	0.75	9.39	to	21.99
MML Foreign Division
2021	368,515	1.20	to	2.17	600,403	3.21	0.15	to	0.80	12.14	to	12.88
2020	184,216	1.07	to	1.92	319,256	3.17	0.15	to	0.80	(6.21)	to	5.77
2019	153,545	1.14	to	1.81	259,567	1.81	0.15	to	0.75	13.00	to	13.17
2018	132,279	1.01	to	1.61	199,317	2.25	0.15	to	0.75	(16.03)	to	(15.90)
2017	120,948	1.08	to	1.20	217,714	2.08	0.25	to	0.75	7.80	to	21.73
MML Fundamental Equity Division
2021	498,497	1.32	to	2.33	1,173,089	0.50	0.25	to	0.80	26.65	to	27.67
2020	498,713	1.04	to	1.82	921,656	0.04	0.25	to	0.80	(31.47)	to	20.02
2019	503,737	1.52	to	1.76	775,224	0.50	0.25	to	0.75	33.74	to	33.74
2018	43,285	1.14	to	1.32	57,100	1.10	0.25	to	0.75	0.80	to	0.80
2017	42,392	1.13	to	1.31	55,477	-	0.25	to	0.75	12.67	to	27.67
MML Fundamental Value Division
2021	59,150	1.34	to	1.60	103,272	1.74	0.25	to	0.80	28.98	to	30.02
2020	65,496	1.04	to	1.23	93,987	1.30	0.25	to	0.80	(13.26)	to	2.67
2019	103,360	1.20	to	1.40	144,459	1.97	0.25	to	0.75	22.79	to	22.79
2018	98,094	0.98	to	1.14	111,650	1.67	0.25	to	0.75	(10.34)	to	(10.34)
2017	94,380	1.09	to	1.27	119,815	-	0.25	to	0.75	8.75	to	15.10
MML Global Division (Service Class I)
2021	75,112	-	to	1.71	128,214	0.40	-	to	0.25	-	to	17.27
2020	32,923	-	to	1.46	47,922	1.12	-	to	0.25	-	to	14.02
MML Global Division (Class II)
2021	194,922	1.23	to	4.69	680,782	0.97	0.15	to	0.80	16.49	to	17.25
2020	135,298	1.06	to	4.00	478,710	1.08	0.15	to	0.80	(31.20)	to	13.79
2019	124,229	1.54	to	3.51	385,155	0.59	0.15	to	0.75	30.39	to	30.58
2018	119,202	1.18	to	2.69	269,514	1.13	0.15	to	0.75	(9.71)	to	(9.57)
2017	100,947	1.30	to	2.89	248,284	1.06	0.50	to	0.75	23.68	to	24.30
MML Growth & Income Division
2021	542,145	1.32	to	5.56	1,965,182	0.89	0.15	to	0.80	26.13	to	26.95
2020	321,231	1.05	to	4.38	1,294,731	0.93	0.15	to	0.80	(36.96)	to	14.34
2019	294,083	1.66	to	3.83	1,036,164	0.94	0.15	to	0.75	31.90	to	32.10
2018	262,594	1.26	to	2.90	658,741	0.89	0.15	to	0.75	(5.34)	to	(5.20)
2017	184,689	1.10	to	1.33	468,563	0.85	0.25	to	0.75	10.26	to	23.70
F-87

Notes To Financial Statements (Continued)

8.   FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Growth Allocation Division
2021	1,864,082	$1.18	to	$3.79	$6,299,400	1.55%	0.15%	to	0.80%	13.42%	to	14.16%
2020	1,531,939	1.04	to	3.32	4,691,615	2.09	0.15	to	0.80	(42.27)	to	12.59
2019	1,620,661	1.80	to	2.95	4,454,638	2.25	0.15	to	0.75	20.30	to	21.03
2018	1,442,591	1.50	to	2.44	3,283,606	1.83	0.15	to	0.75	(7.60)	to	(7.04)
2017	1,224,155	1.07	to	1.62	2,944,300	1.47	0.25	to	0.75	7.18	to	15.21
MML High Yield Division
2021	69,726	1.11	to	1.26	100,492	9.64	0.25	to	0.80	7.26	to	8.12
2020	81,248	1.03	to	1.17	113,187	0.02	0.25	to	0.80	(6.54)	to	5.56
2019	75,480	1.10	to	1.32	99,616	6.29	0.25	to	0.75	12.25	to	12.25
2018	68,322	0.98	to	1.18	80,332	6.37	0.25	to	0.75	(3.40)	to	(3.40)
2017	65,377	1.02	to	1.22	79,573	2.08	0.25	to	0.75	1.82	to	8.22
MML Income & Growth Division
2021	590,823	1.31	to	3.90	1,290,144	1.84	0.15	to	0.80	25.27	to	26.08
2020	359,473	1.05	to	3.09	717,380	2.14	0.15	to	0.80	(29.66)	to	2.87
2019	211,374	1.49	to	3.01	489,310	1.96	0.15	to	0.75	24.25	to	24.43
2018	170,252	1.20	to	2.42	337,169	1.77	0.15	to	0.75	(11.82)	to	(11.68)
2017	153,975	1.10	to	1.35	342,385	1.63	0.25	-	0.75	10.45	-	17.43
MML Inflation-Protected and Income Division
2021	3,083,496	1.74	to	1.92	6,069,640	1.08	0.15	to	1.00	5.34	to	6.24
2020	2,877,526	1.65	to	1.81	5,359,804	0.12	0.15	to	1.00	10.01	to	10.95
2019	2,962,522	1.50	to	1.63	4,975,538	2.41	0.15	to	1.00	7.23	to	8.15
2018	2,982,893	1.40	to	1.50	4,644,811	3.11	0.15	to	1.00	(2.28)	to	(1.44)
2017	3,043,387	1.43	to	1.71	4,824,739	3.33	0.25	to	1.00	2.18	to	2.95
MML International Equity Division
2021	53,729	1.19	to	1.26	77,607	0.80	0.25	to	0.80	10.88	to	11.77
2020	24,128	1.07	to	1.13	32,658	3.48	0.25	to	0.80	0.28	to	5.37
2019	20,299	1.07	to	1.29	26,084	1.73	0.25	to	0.75	24.63	to	24.63
2018	20,737	0.86	to	1.03	21,382	1.59	0.25	to	0.75	(23.79)	to	(23.79)
2017	19,211	1.13	to	1.35	25,992	-	0.25	to	0.75	12.82	to	30.35
MML Large Cap Growth Division
2021	156,091	1.22	to	2.28	361,278	0.07	0.25	to	0.80	17.47	to	18.41
2020	46,223	1.04	to	1.93	103,492	0.34	0.25	to	0.80	(28.82)	to	31.78
2019	43,127	1.46	to	1.70	73,302	0.61	0.25	to	0.75	31.99	to	31.99
2018	50,284	1.11	to	1.29	64,754	0.65	0.25	to	0.75	(2.26)	to	(2.26)
2017	47,444	1.13	to	1.32	62,512	0.02	0.25	to	0.75	13.44	to	33.51
MML Managed Bond Division
2021	13,994,912	1.84	to	1.85	38,237,306	3.17	0.15	to	1.00	(0.19)	to	0.66
2020	13,886,442	1.82	to	1.85	38,463,908	0.10	0.15	to	1.00	6.64	to	7.55
2019	14,136,877	1.70	to	1.73	36,821,375	3.70	0.15	to	1.00	8.72	to	9.65
2018	14,954,044	1.55	-	1.60	35,447,667	3.49	0.15	to	1.00	(1.43)	to	(0.59)
2017	14,780,416	1.62	-	2.44	35,244,134	3.19	0.25	to	1.00	3.66	to	4.43
MML Managed Volatility Division
2021	4,587,458	2.28	to	2.60	11,337,704	0.99	0.15	to	1.00	10.43	to	11.37
2020	4,702,318	2.07	to	2.33	10,400,525	1.40	0.15	to	1.00	5.62	to	6.52
2019	4,758,639	1.96	to	2.19	9,752,657	1.61	0.15	to	1.00	10.78	to	11.73
2018	4,924,228	1.77	to	1.96	8,939,633	1.22	0.15	to	1.00	(5.64)	to	(4.83)
2017	5,255,594	1.87	to	2.00	9,969,494	1.27	0.25	to	1.00	7.95	to	8.76
F-88

Notes To Financial Statements (Continued)

8.   FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Mid Cap Growth Division
2021	802,155	$1.19	to	$7.82	$3,539,804	-%	0.15%	to	0.80%	12.31%	to	13.04%
2020	676,628	1.06	to	6.92	2,851,566	0.08	0.15	to	0.80	(37.42)	to	25.38
2019	520,871	1.69	to	5.52	1,851,438	0.02	0.15	to	0.75	31.10	to	31.30
2018	365,457	1.29	to	4.21	1,117,892	-	0.15	to	0.75	(2.32)	to	(2.17)
2017	315,393	1.10	to	1.32	951,777	0.03	0.25	to	0.75	9.88	to	24.81
MML Mid Cap Value Division
2021	420,278	1.25	to	5.05	1,587,137	1.45	0.15	to	0.80	22.33	to	23.13
2020	362,212	1.02	to	4.10	1,187,960	1.86	0.15	to	0.80	(31.67)	to	1.56
2019	292,549	1.50	to	4.04	970,295	1.72	0.15	to	0.75	28.94	to	29.13
2018	262,044	1.16	to	3.13	673,260	1.56	0.15	to	0.75	(13.12)	to	(12.99)
2017	209,403	1.07	to	1.33	600,267	1.38	0.25	to	0.75	6.64	to	11.70
MML Moderate Allocation Division
2021	771,376	1.15	to	3.29	2,037,126	1.39	0.15	to	0.80	11.10	to	11.83
2020	769,964	1.03	to	2.94	1,810,582	2.60	0.15	to	0.80	(38.48)	to	10.38
2019	658,245	1.68	to	2.66	1,440,195	2.57	0.15	to	0.75	17.70	to	18.41
2018	586,895	1.43	to	2.25	1,072,577	2.14	0.15	to	0.75	(6.19)	to	(5.62)
2017	578,705	1.06	to	1.52	1,148,828	1.82	0.25	to	0.75	5.88	to	12.48
MML Short-Duration Bond Division
2021	299,747	1.02	to	1.11	331,949	5.24	0.25	to	0.80	1.20	to	2.01
2020	12,038	1.01	to	1.09	13,182	-	0.25	to	0.80	(5.94)	to	1.55
2019	15,622	1.07	to	1.11	16,793	3.18	0.25	to	0.75	4.45	to	4.45
2018	1,266	1.02	to	1.07	1,349	3.13	0.25	to	0.75	1.53	to	1.53
2017	1,008	1.01	to	1.05	1,058	0.87	0.25	to	0.75	0.88	to	2.55
MML Small Cap Equity Division
2021	6,213,310	4.42	to	6.01	32,844,844	0.44	0.15	to	1.00	21.53	to	22.57
2020	6,441,838	3.64	to	4.91	28,249,486	0.54	0.15	to	1.00	19.49	to	20.51
2019	6,482,956	3.04	to	4.07	23,767,587	0.47	0.15	to	1.00	25.21	to	26.28
2018	6,800,449	2.43	to	3.22	19,872,953	0.49	0.15	to	1.00	(11.09)	to	(10.32)
2017	7,346,947	2.73	to	3.79	24,132,173	0.86	0.25	to	1.00	13.23	to	14.08
MML Small Cap Growth Equity Division
2021	3,903,146	5.58	to	6.53	21,049,615	-	0.15	to	1.00	6.24	to	7.15
2020	4,021,518	5.25	to	6.09	20,925,468	-	0.15	to	1.00	34.27	to	35.42
2019	4,030,464	3.91	to	4.50	15,692,114	-	0.15	to	1.00	32.99	to	34.12
2018	4,059,323	2.94	to	3.35	11,961,793	-	0.15	to	1.00	(5.83)	to	(5.02)
2017	4,555,785	3.12	to	3.45	13,947,859	-	0.25	to	1.00	21.60	to	22.51
MML Small Company Value Division
2021	202,134	1.33	to	1.62	373,185	0.40	0.25	to	0.80	24.47	to	25.47
2020	96,982	1.07	to	1.29	130,835	0.30	0.25	to	0.80	(9.75)	to	9.16
2019	13,952	1.19	to	1.53	21,300	0.27	0.25	to	0.75	25.54	to	25.54
2018	13,302	0.94	to	1.22	16,177	0.33	0.25	to	0.75	(12.94)	to	(12.94)
2017	13,074	1.08	to	1.40	18,263	-	0.25	to	0.75	8.48	to	11.69
MML Small/Mid Cap Value Division
2021	274,154	1.41	to	5.44	1,092,493	1.08	0.15	to	0.80	34.86	to	35.74
2020	299,300	1.05	to	4.00	809,605	1.10	0.15	to	0.80	(23.94)	to	4.49
2019	233,198	1.38	to	3.83	651,868	0.64	0.15	to	0.75	20.10	to	20.28
2018	162,818	1.15	to	3.19	443,894	0.49	0.15	to	0.75	(15.05)	to	(14.92)
2017	142,379	1.11	to	1.35	454,678	0.46	0.25	to	0.75	10.92	to	13.44
MML Strategic Emerging Markets Division
2021	131,540	0.96	to	1.35	146,079	-	0.25	to	0.80	(8.79)	to	(8.06)
2020	101,850	1.05	to	1.46	118,330	0.43	0.25	to	0.80	8.57	to	17.55
2019	132,199	0.97	to	1.24	130,203	0.23	0.25	to	0.75	24.60	to	25.53
2018	153,242	0.78	to	0.99	120,611	0.15	0.25	to	0.75	(13.06)	to	(12.40)
2017	140,823	0.90	to	1.13	127,444	0.08	0.25	to	0.75	13.19	to	33.03
F-89

Notes To Financial Statements (Continued)

8.   FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Total Return Bond Division
2021	105,722	$0.98	to	$1.18	$124,434	2.19%	0.25%	to	0.80%	(1.98)%	to	(1.19)%
2020	32,588	1.00	to	1.19	40,203	3.07	0.25	to	0.80	(8.60)	to	8.79
2019	20,536	1.10	to	1.15	23,663	2.43	0.25	to	0.75	8.91	to	8.91
2018	50,300	1.01	to	1.06	53,217	1.99	0.25	to	0.75	(0.07)	to	(0.07)
2017	35,411	1.01	to	1.06	37,492	-	0.25	to	0.75	0.90	to	2.96
MML U.S. Government Money Market Division
2021	14,367,031	1.00	to	1.02	16,396,206	-	0.15	to	1.00	(1.00)	to	(0.15)
2020	18,588,916	1.01	to	1.02	22,206,288	0.20	0.15	to	1.00	(0.77)	to	0.08
2019	13,153,952	1.02	to	1.02	15,295,854	1.69	0.15	to	1.00	0.70	to	1.56
2018	13,523,938	1.01	to	1.01	15,760,925	1.32	0.15	to	1.00	0.32	to	1.18
2017	14,841,020	1.01	to	1.33	16,805,767	0.34	0.25	to	1.00	(0.64)	to	0.11
Oppenheimer Global Multi-Alternatives Division
2021	-	-	to	-	-	-	-	to	-	-	to	-
2020	-	-	to	-	-	-	-	to	-	-	to	-
2019[5]	-	1.00	to	1.03	-	1.44	0.25	to	0.75	3.53	to	3.53
2018	69,086	0.96	to	0.99	68,494	0.38	0.25	to	0.75	(3.21)	to	(3.21)
2017	77,068	1.00	to	1.02	78,943	-	0.25	to	0.75	(0.35)	to	0.56
PIMCO CommodityRealReturn® Strategy Division
2021	436,186	1.09	to	1.17	492,181	4.19	0.15	to	0.70	32.18	to	32.91
2020	432,307	0.83	to	0.88	365,739	6.07	0.15	to	0.70	0.52	to	1.08
2019	370,676	0.82	to	0.87	309,923	4.36	0.15	to	0.70	10.57	to	11.19
2018	310,982	0.74	to	0.79	232,562	1.95	0.15	to	0.70	(14.80)	to	(14.33)
2017	222,679	0.87	to	1.09	195,201	10.79	0.25	to	0.70	1.34	to	9.02
PIMCO Global Bond Opportunities Division
2021	210,849	-	to	1.11	233,307	4.93	-	-	0.25	-	to	(4.16)
2020	197,425	-	to	1.15	227,936	2.45	-	-	0.25	-	to	10.12
2019	187,216	-	to	1.05	196,278	2.45	-	-	0.25	-	to	6.13
2018	176,432	-	to	0.99	174,285	5.59	-	-	0.25	-	to	(4.20)
PIMCO High Yield Division
2021	142,359	-	-	1.25	177,886	4.40	-	-	0.25	-	-	3.64
2020	220,608	-	-	1.21	265,993	4.80	-	-	0.25	-	-	5.76
2019	154,943	-	-	1.14	176,652	1.12	-	-	0.25	-	-	14.75
PIMCO Real Return Division
2021	17,000	-	-	1.27	21,647	4.92	-	-	0.25	-	-	5.61
2020	17,085	-	-	1.21	20,601	0.94	-	-	0.25	-	-	11.72
PIMCO Total Return Division
2021	166,564	-	to	1.18	196,048	1.85	-	to	0.25	-	to	(1.27)
2020	150,514	-	to	1.19	179,430	2.08	-	to	0.25	-	to	8.66
2019	118,445	-	to	1.10	129,945	2.30	-	to	0.25	-	to	8.37
T. Rowe Price All-Cap Opportunities Division[4]
2021	750,541	6.45	to	8.33	4,920,302	-	0.30	to	0.75	19.89	to	20.43
2020	810,125	5.38	to	6.91	4,529,302	-	0.30	to	0.75	43.30	to	43.94
2019	908,636	3.75	to	4.80	3,539,489	0.42	0.30	to	0.75	33.92	to	34.52
2018	962,993	2.80	to	3.57	2,800,329	0.14	0.30	to	0.75	0.40	to	0.85
2017	1,148,513	2.79	to	3.54	3,311,867	0.10	0.30	to	0.75	33.43	to	34.03
T. Rowe Price Blue Chip Growth Division
2021	3,170,366	7.08	to	9.21	25,875,360	-	0.25	to	1.00	16.45	to	17.33
2020	3,391,891	6.08	to	7.85	23,754,759	-	0.25	to	1.00	32.94	to	33.94
2019	3,509,332	4.57	to	5.86	18,577,729	-	0.25	to	1.00	28.60	to	29.56
2018	3,628,656	3.56	to	4.52	14,956,517	-	0.25	to	1.00	0.90	to	1.66
2017	3,646,665	3.52	to	4.45	14,954,650	-	0.25	to	1.00	34.82	to	35.83
F-90

Notes To Financial Statements (Continued)

8.   FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
T. Rowe Price Equity Income Division
2021	5,487,164	$3.69	to	$4.82	$23,530,078	1.58%	0.25%	to	1.00%	24.30%	to	25.24%
2020	5,467,518	2.97	to	3.85	18,840,838	2.35	0.25	to	1.00	0.18	to	0.93
2019	5,417,533	2.96	to	3.81	18,706,568	2.33	0.25	to	1.00	25.14	to	26.08
2018	5,493,478	2.37	to	3.02	15,188,122	2.01	0.25	to	1.00	(10.41)	to	(9.73)
2017	5,623,353	2.64	to	3.35	17,339,953	1.75	0.25	to	1.00	14.87	to	15.73
T. Rowe Price Limited-Term Bond Division
2021	43,051	1.11	to	1.75	48,102	1.35	0.25	to	0.40	(0.32)	to	0.13
2020	96,431	1.11	to	1.76	107,265	1.81	0.25	to	0.60	4.09	to	4.71
2019	781	1.06	to	1.69	1,319	2.42	0.25	to	0.60	3.73	to	4.36
2018	919	1.01	to	1.63	1,497	2.03	0.25	to	0.60	0.57	to	1.18
2017	1,047	1.00	to	1.62	1,695	1.45	0.25	to	0.60	0.21	to	0.45
T. Rowe Price Mid-Cap Growth Division
2021	8,065,644	7.46		12.22	75,155,920	-	0.25		1.00	13.71		14.56
2020	8,662,009	6.56		10.67	70,544,711	-	0.25		1.00	22.57		23.50
2019	9,498,129	5.35		8.64	62,866,836	0.14	0.25		1.00	29.98		30.96
2018	10,060,534	4.12		6.60	50,673,306	-	0.25		1.00	(3.01)		(2.28)
2017	10,999,651	4.25		6.75	56,582,781	-	0.25		1.00	23.54		24.46
Templeton Foreign VIP Division
2021	5,875,466	1.91		2.01	12,160,131	1.84	0.25		1.00	3.12		3.90
2020	5,834,770	1.85		1.94	11,342,176	3.39	0.25		1.00	(2.14)		(1.40)
2019	5,904,930	1.85		1.90	11,293,030	1.72	0.25		1.00	11.41		12.25
2018	5,959,755	1.65		1.70	9,952,036	2.66	0.25		1.00	(16.29)		(15.65)
2017	6,107,253	1.95		2.03	11,957,352	2.60	0.25		1.00	15.53		16.40
Templeton Global Bond VIP Division
2021	43,381	-		0.94	40,634	-	-		0.25	-	to	(4.62)
2020	43,761	-		0.98	42,977	8.55	-		0.25	-	to	(5.07)
2019	22,781	-		1.03	23,569	-	-		0.25	-	to	2.26
Vanguard VIF Global Bond Index Fund
2021	196,349	-		0.98	191,467	0.24	-		0.80	-		(2.62)
2020	2,914	-		1.00	2,918	-	-		0.80	-		-
Vanguard VIF Mid Cap Index Fund
2021	247,101	-	-	1.30	320,634	0.10	-	-	0.80	-	-	23.37
2020	5,400	-	-	1.05	5,680	-	-	-	0.80	-	-	-
Vanguard VIF Real Estate Index Fund
2021	156,470	-	-	1.41	221,372	0.17	-	-	0.80	-	-	39.09
2020	4,937	-	-	1.02	5,022	-	-	-	0.80	-	-	-
Voya International Index Division
2021	1,251,780	-	-	1.35	1,693,422	1.88	-	-	0.25	-	-	10.62
2020	1,211,566	-	-	1.22	1,481,694	2.48	-	-	0.25	-	-	7.62
2019	1,139,366	-	-	1.14	1,294,774	2.77	-	-	0.25	-	-	21.04
Voya Russell™ Mid Cap Index Division
2021	1,262,767	-	-	1.82	2,294,465	0.79	-	-	0.25	-	-	21.80
2020	996,375	-	-	1.49	1,486,419	1.20	-	-	0.25	-	-	16.32
2019	748,449	-	-	1.28	959,866	1.24	-	-	0.25	-	-	29.74
Voya Russell™ Small Cap Index Division
2021	265,008	-	-	1.63	433,177	0.46	-	-	0.25	-	-	14.04
2020	255,930	-	-	1.43	366,824	1.06	-	-	0.25	-	-	19.34
2019	166,147	-	-	1.20	199,550	0.70	-	-	0.25	-	-	24.77

F-91

Notes To Financial Statements (Continued)

8.   FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
VY® Clarion Global Real Estate Division
2021	227,531	$2.96	to	$3.19	$701,469	2.71%	0.15%	to	0.70%	33.21%	to	33.94%
2020	223,661	2.22	to	2.38	510,408	5.82	0.15	to	0.70	(5.70)	to	(5.18)
2019	196,349	2.36	to	2.51	472,645	2.54	0.15	to	0.70	23.48	to	24.16
2018	174,554	1.91	to	2.02	336,952	5.13	0.15	to	0.70	(9.38)	to	(8.88)
2017	138,798	2.11	to	2.15	295,310	3.54	0.50	to	0.70	9.73	to	9.95

[1]					The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]					The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]					The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]					See Note 2 to the financial statements for the previous name of this division.

[5]					For the period January 1, 2019 through April 29, 2019. Effective April 29, 2019 this Sub-Account liquidated and any contract value in the Sub-Account after the close of the New York Stock Exchange on April 29, 2019 was automatically transferred to the MML U.S. Government Money Market Sub-Account.
F-92

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

	Administrative Charge	$0 - $12 per month per policy
This charge is assessed through the redemption of units.

	Asset Charge/Mortality and Expense Risk Charge	Effective annual rate of 0.10% - 1.00% of the policy’s assets held in the Separate Account.
This charge is assessed through a reduction in unit values or through the redemption of units.

	Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk
	This charge is assessed through a redemption of units.	$0.08 to $83.33 per $1,000 of face amount

	Face Amount Charge This charge is assessed through a redemption of units.	$0.00 - $1.79 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.

	Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

	Loan Interest Rate Expense Charge	Effective annual rate of 0.00% - 1.00% of the loan amount
This charge is assessed through a redemption of units.

Rider Charges:
The rider charges do not apply to all segments within the Separate Account.
These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.025 - $0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk
$0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

D. Disability Benefit	$0.00 to $0.32 per $1 of monthly deductions
$0.00 to $0.04 per $1 of specified benefit amount
Not applicable per $100 of specified benefit amount
$0.009 to $0.149 per $1 of specified premium
$0.00 to $0.09783 per $1,000 of insurance risk
F-93

Notes To Financial Statements (Continued)

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk
$0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.00 to $0.349 per $1 of monthly deductions
$4.55 to $11.98 per $100 of monthly deductions

K. Waiver of Specified Premium	$0.00 to $0.28 per $1 of monthly deduction
$0.00 to $0.04 per $1 of specified premium amount

L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.00 to $83.33 per $1,000 of face amount

M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount

N. Term Rider	$0.01 to $36.72 per $1,000 of insurance risk

O. Children's Level Term Insurance Rider	$4.50 per month

P. Spouse Level Term Insurance Rider	$0.06 - $1.91 per $1,000 of rider coverage

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 8, 2022, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-94